FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|

      Pre-Effective Amendment No. ___                             |_|

      Post-Effective Amendment No. 67                             |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|

      Amendment No. 67                                            |X|

                        (Check appropriate box or boxes.)
                      -------------------------------------
     TOUCHSTONE STRATEGIC TRUST FILE NOS. 333-134486, 811-3651 AND 002-80859
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (513) 362-8000
                      -------------------------------------

                                Jill T. McGruder
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                      -------------------------------------
                     (Name and Address of Agent for Service)

With Copy To:

Frank L. Newbauer, Esquire
Assistant Secretary
303 Broadway, Suite 1100
Cincinnati, OH  45202

John M. Ford
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Jay S. Fitton, Esquire
Secretary
303 Broadway, Suite 1100
Cincinnati, OH  45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

      |X| immediately upon filing pursuant to paragraph (b)

      |_| on ______________ pursuant to paragraph (b)

      |_| 60 days after filing pursuant to paragraph (a) (1)

      |_| on (date) pursuant to paragraph (a) (1)

      |_| 75 days after filing pursuant to paragraph (a) (2)

      |_| on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                  AUGUST 1, 2007

PROSPECTUS

TOUCHSTONE INVESTMENTS

Touchstone Diversified Small Cap Growth Fund
Touchstone Growth Opportunities Fund
Touchstone Large Cap Core Equity Fund
Touchstone Large Cap Growth Fund
Touchstone Large Cap Value Fund
Touchstone Micro Cap Growth Fund
Touchstone Mid Cap Growth Fund
Touchstone Small Cap Growth Fund

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Multiple Classes of Shares are offered in this Prospectus.

Prospectus                                                        August 1, 2007


Touchstone Investments

Touchstone Diversified Small Cap Growth Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Core Equity Fund

Touchstone Large Cap Growth Fund

Touchstone Large Cap Value Fund

Touchstone Micro Cap Growth Fund

Touchstone Mid Cap Growth Fund

Touchstone Small Cap Growth Fund


Each Fund is a series of Touchstone Strategic Trust (the "Trust"), a group of equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Funds Group Trust (formerly Constellation Funds), a group of equity and bond mutual funds, Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Constellation Institutional Portfolios, a group of institutional equity mutual funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.


The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors selects a sub-advisor(s) (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.

Table of Contents


                                                                            Page
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund

Growth Opportunities Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Micro Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

Investment Strategies and Risks

The Funds' Management

Choosing a Class of Shares

Distribution Arrangements

Investing With Touchstone

Distributions and Taxes Financial Highlights

The Fund's Investment Goal

The Diversified Small Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A small cap company has a market capitalization of less than $2.5 billion. The Fund may invest in securities in the technology sector.

The Fund will generally hold approximately 80 - 120 stocks.

The Fund will invest in securities that the Sub-Advisor believes will capitalize on inefficiencies that exist in the small cap growth market by focusing on:

      o Companies that are experiencing improving long-term or cyclical fundamental trends;

      o     High quality, well-managed companies; and

      o     Companies with competitive business models

The Sub-Advisor employs a four-step investment process:

1. Proprietary Quantitative Selection Criteria - The small cap growth stock universe is analyzed through a quantitative model and stocks are given rankings along four dimensions: fundamental, risk, valuation and technical. This reduces the universe to a bullpen of approximately 300 stocks.

2. Fundamental Research - Bottom-up fundamental research is conducted on the resulting bullpen of stocks along several dimensions, such as earnings drivers (those factors that ultimately determine a company's ability to grow its earnings), business model (the strategy used in managing the business), and operating margins (the earnings a company produces before allocating interest expenses, taxes, depreciation, etc.).

3. Team Review - A portfolio manager recommends stocks after performing the fundamental research. Each portfolio manager specializes in one or more economic sectors, and is responsible for making recommendations within that sector. The entire investment team reviews this recommendation, determining whether to add it to the Fund along with the corresponding position weight, if applicable.

4. Portfolio Construction - The portfolio is constructed subject to guidelines and constraints. A risk overlay is added to ensure optimal positioning with respect to macroeconomic trends. Positions are consistently monitored and an annual intensive review is conducted to determine if drivers of growth are still present in each security.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If the Sub-Advisor's investment approach does not accurately identify attractive investments

      o If the companies the Fund invests in do not grow as rapidly or increase in value as expected

      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

Performance Note

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in September 2006, there is no performance information included in this Prospectus.

The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund:



                                                            Shareholder Fees
                                                (fees paid directly from your investment)
                                                -----------------------------------------
                                                       Class A             Class C
                                                      ---------           ---------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                  5.75%(1)             None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)           None(2)             1.00%(3)
Wire Redemption Fee                                   Up to $15           Up to $15



                                                          Annual Fund Operating Expenses
                                                  (expenses that are deducted from Fund assets)
                                                  ---------------------------------------------
Management Fees                                            1.05%                1.05%
Distribution (12b-1) Fees                                  0.25%                1.00%
Other Expenses(4)                                          1.30%                1.30%
  Administration Fees                                      0.20%                0.20%
  Other Fees                                               1.10%                1.10%
Total Annual Fund Operating Expenses                       2.60%                3.35%
Less Fee Waiver and/or Expense Reimbursement(5)            1.20%                1.20%
Net Expenses                                               1.40%                2.15%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) "Other Expenses" for Class C shares are based on estimated amounts for the current fiscal year.

(5) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.40% for Class A shares and 2.15% for Class C shares. This expense limitation will remain in effect until at least March 31, 2008 and August 1, 2008 for the Class A shares and Class C shares, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Diversified Small Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                        Assuming No Redemption
                                    Class A   Class C           Class C
                                    -------   -------   ----------------------
1 Year                               $  709    $  318            $  218
3 Years                              $1,229    $  919            $  919
5 Years                              $1,775    $1,642            $1,642
10 Years                             $3,256    $3,559            $3,559



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goal

The Growth Opportunities Fund seeks long-term growth of capital.

Its Principal Investment Strategies


The Fund invests primarily in stocks of domestic growth companies that the Sub-Advisor believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. In choosing securities, the Sub-Advisor looks for companies that it believes are reasonably priced with high foreseen earnings potential, which may include companies in the technology sector. The Fund may invest in companies of various sizes.


The Fund will invest in companies that the Sub-Advisor believes have shown above-average and consistent long-term growth in earnings and have excellent prospects for future growth.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund may invest more than 25% of its assets in a particular market sector or industry.

The Sub-Advisor expects to hold investments in the Fund for an average of 12 to 24 months. However, changes in the Sub-Advisor's outlook and market conditions may significantly affect the amount of time the Fund holds a security. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. The Sub-Advisor generally will sell a security if one or more of the following occurs:

(1)   the predetermined price target objective is exceeded;

(2)   there is an alteration to the original investment case;

(3)   valuation relative to the stock's peer group is no longer attractive; or

(4)   better risk/reward opportunities may be found in other stocks.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued

      o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

      o If the Sub-Advisor's investment approach does not accurately identify attractive investments

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

      o Because a fund that concentrates its investments in a particular market sector or industry may be more sensitive to adverse changes within that sector or industry than a fund that does not concentrate its investments

      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

      o Because securities of small and mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Growth Opportunities Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years. The bar chart does not reflect any sales charges, which would reduce your return. The returns for other classes of shares offered by the Fund will be lower than the Class A returns shown in the bar chart since the other classes have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In July 2006 the Fund replaced its previous sub-advisor with Westfield Capital Management Company, LLC. The performance shown below prior to July 2006 represents the performance of the previous sub-advisor.


Growth Opportunities Fund - Class A Total Returns


 1997    1998    1999    2000     2001     2002    2003   2004   2005   2006
------  ------  ------  ------  -------  -------  ------  -----  -----  -----
23.78%  39.06%  68.25%  -2.56%  -28.47%  -35.76%  39.74%  8.52%  9.07%  0.10%

                                                          Best Quarter:
                                                          4th Quarter 1999   +47.98%

                                                          Worst Quarter:
                                                          3rd Quarter 2001   -26.71%



The year-to-date return for the Fund's Class A shares as of June 30, 2007 is 12.68%.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2006, to those of the Russell 1000 Growth Index and the Russell 3000 Growth Index. In July 2006, the Fund changed its benchmark from the Russell 1000 Growth Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index more accurately reflects the Fund's portfolio composition. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2006



                                                                 1 Year   5 Years   10 Years
                                                                 ------   -------   --------
Growth Opportunities Fund Class A
Return Before Taxes                                              -5.64%    0.05%      7.31%
Return After Taxes on Distributions                              -5.64%    0.05%      6.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)   -3.67%    0.04%      6.14%
Russell 3000 Growth Index(2)                                      9.46%    3.02%      5.34%
Russell 1000 Growth Index(3)                                      9.07%    2.69%      5.44%



                                                                                    Since Class
                                                                 1 Year   5 Years    Started(4)
                                                                 ------   -------   -----------
Growth Opportunities Fund Class B
Return Before Taxes                                              -4.99%    0.05%      -3.08%
Russell 3000 Growth Index(2)                                      9.46%    3.02%       0.72%
Russell 1000 Growth Index(3)                                      9.07%    2.69%       0.35%
Growth Opportunities Fund Class C
Return Before Taxes                                              -0.71%    0.52%       0.85%
Russell 3000 Growth Index(2)                                      9.46%    3.02%       0.73%
Russell 1000 Growth Index(3)                                      9.07%    2.69%       0.35%

----------
(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) Class B shares began operations on May 1, 2001 and Class C shares began operations on August 2, 1999.


The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B and Class C shares of the Fund:



                                                                Shareholder Fees
                                                (fees paid directly from your investment)
                                                -----------------------------------------
                                                     Class A     Class B     Class C
                                                    ---------   ---------   ---------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                5.75%(1)      None        None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)         None(2)     5.00%(3)    1.00%(4)
Wire Redemption Fee                                 Up to $15   Up to $15   Up to $15



                                                           Annual Fund Operating Expenses
                                                  (expenses that are deducted from Fund assets)
                                                  ---------------------------------------------
Management Fees                                       0.97%           0.97%           0.97%
Distribution (12b-1) Fees                             0.25%           1.00%           1.00%
Other Expenses                                        0.61%           1.16%           0.79%
  Administration Fees                                 0.20%           0.20%           0.20%
  Other Expenses                                      0.41%           0.96%           0.59%
Total Annual Fund Operating Expenses                  1.83%           3.13%           2.76%
Less Fee Waiver and/or Expense Reimbursement(5)       0.28%           0.83%           0.46%
Net Expenses(6)                                       1.55%           2.30%           2.30%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) You will pay a 5.00% CDSC if shares are redeemed within 1 year of their purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. The CDSC may be waived under certain circumstances described in this Prospectus.

(4) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(5) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.55% for Class A shares and 2.30% for Class B and Class C shares. These expense limitations will remain in effect until at least March 31, 2008.

(6) Net Expenses shown above reflect a change in the Fund's operating expenses that took effect on January 1, 2007 and will differ from the Net Expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2007. The actual Net Expenses for the Fund for the fiscal year ended March 31, 2007 were 1.79%, 2.97% and 2.71% for Class A, Class B and Class C, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Growth Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). The example also reflects changes in the 10 year operating expenses of Class B shares since Class B shares convert to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                Assuming Redemption         Assuming No
                 at End of Period           Redemption
           ---------------------------   -----------------
           Class A   Class B   Class C   Class B   Class C
           -------   -------   -------   -------   -------
1 Year      $  724    $  633    $  333    $  233    $  233
3 Years     $1,092    $1,088    $  813    $  888    $  813
5 Years     $1,484    $1,668    $1,419    $1,568    $1,419
10 Years    $2,578    $3,077    $3,056    $3,077    $3,056



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goals

The Large Cap Core Equity Fund seeks long-term capital appreciation as its primary goal and income as its secondary goal.

Its Principal Investment Strategies

The Fund invests primarily (at least 80% of its total assets) in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion. The Fund's portfolio will at all times consist of 30 stocks. The Fund's investments may include companies in the technology sector.

The Sub-Advisor selects stocks that it believes are attractively valued with active catalysts in place. The Sub-Advisor uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund's portfolio. A specific process is followed to assist the Sub-Advisor in its selections:

      o The 4,000 stocks are reduced to 1,000 by screening for the stocks in the Russell 1000 Index.

      o The 1,000 stocks are reduced to 200 by screening for the largest market capitalizations.

      o A model is applied to select stocks that the Sub-Advisor believes are priced at a discount to their true value.

      o The Sub-Advisor then searches for those companies that have unrecognized earnings potential versus their competitors. Restructuring announcements, changes in regulations and spot news can be indicators of improved earnings potential.

Stocks are considered for sale if the Sub-Advisor believes they are overpriced, or if a significant industry or company development forces a re-evaluation of expected earnings. Stocks will be sold if the relative price to intrinsic value reaches 50% or more above the Russell 1000 Index, if a structural event permanently lowers the company's expected earnings, or if the integrity of accounting is in doubt. The portfolio is rebalanced periodically, or as needed, due to changes in the Russell 1000 Index or the Fund's other portfolio securities.

The Sub-Advisor's selection process is expected to cause the Fund's portfolio to have some of the following characteristics:

      o     Attractive relative value

      o     Unrecognized earnings potential

      o     Above-average market capitalization

      o     Seasoned management

      o     Dominant industry position

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

      o If the stock selection model does not accurately identify stocks that are priced at a discount to their true value

      o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goals.

You can find out more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Large Cap Core Equity Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Large Cap Core Equity Fund - Class A Total Returns


 2001      2002     2003    2004    2005     2006
------   -------   ------   -----   -----   ------
-8.95%   -21.66%   30.86%   8.36%   3.27%   17.12%

                                                     Best Quarter:
                                                     2nd Quarter 2003   +18.81%

                                                     Worst Quarter:
                                                     3rd Quarter 2002   -20.19%



The year-to-date return for the Fund's Class A shares as of June 30, 2007 is 4.50%.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2006, to those of the Russell 1000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns for Class C shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2006



                                                                                 Since Class
                                                              1 Year   5 Years    Started(1)
                                                              ------   -------   -----------
Large Cap Core Equity Fund Class A
Return Before Taxes                                           10.39%    4.83%       1.90%
Return After Taxes on Distributions                           10.16%    4.65%       1.71%
Return After Taxes on Distributions and Sale of Fund Shares    7.02%    4.09%       1.53%
Russell 1000 Index(2)                                         15.46%    6.82%       1.62%
Large Cap Core Equity Fund Class C
Return Before Taxes                                           16.25%    5.41%       2.14%
Russell 1000 Index(2)                                         15.46%    6.82%       1.71%


----------
(1) Class A shares began operations on May 1, 2000 and Class C shares began operations on May 16, 2000.


(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.


The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund:

                                                              Shareholder Fees
                                                  (fees paid directly from your investment)
                                                  -----------------------------------------
                                                         Class A              Class C
                                                        ---------            ---------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                    5.75%(1)               None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None(2)             1.00%(3)
Wire Redemption Fee                                     Up to $15            Up to $15



                                                  Annual Fund Operating Expenses
                                                   (expenses that are deducted
                                                        from Fund assets)
                                                  ------------------------------
                                                     Class A           Class C
                                                     -------           -------
Management Fees                                       0.64%             0.64%
Distribution (12b-1) Fees                             0.25%             1.00%
Other Expenses                                        0.45%             1.08%
  Administration Fees                                 0.20%             0.20%
  Other Expenses                                      0.25%             0.88%
Total Annual Fund Operating Expenses                  1.34%             2.72%
Less Fee Waiver and/or Expense Reimbursement(4)       0.19%             0.82%
Net Expenses                                          1.15%             1.90%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.15% for Class A shares and 1.90% for Class C shares. These expense limitations will remain in effect until at least March 31, 2008.

EXAMPLE. This example is intended to help you compare the cost of investing in the Large Cap Core Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                               Assuming No
                                Redemption
           Class A   Class C     Class C
           -------   -------   -----------
1 Year      $  685    $  193      $   93
3 Years     $  957    $  767      $  767
5 Years     $1,250    $1,367      $1,367
10 Years    $2,079    $2,991      $2,991



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

The Fund's Investment Goal

The Large Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry. The Fund's investments may include companies in the technology sector.

The Fund is designed to achieve the highest possible returns while minimizing risk. The Sub-Advisor's selection process focuses on fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. The Sub-Advisor uses an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The Sub-Advisor mainly buys stocks of companies that it believes are poised to rise in price. The investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate and operating margin expansion.

The Sub-Advisor attempts to uncover stocks with strong return potential and acceptable risk characteristics. The Sub-Advisor uses its proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels that are reasonable for higher return rates. The Sub-Advisor then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with the best combination of growth ratios are blended into the Fund's portfolio.

Every quarter the Sub-Advisor evaluates its tests and re-weights their influence on the computer models as necessary. This allows the Sub-Advisor to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of the Sub-Advisor's reward/risk ratio and there are other available securities that do, the Sub-Advisor will probably sell the security that does not meet its criteria.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

o     If the stock market as a whole goes down


o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion


o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued

o If the quantitative stock screening process and risk/reward analysis is not accurate

o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

o Because growth oriented funds may underperform when value investing is in favor

o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Large Cap Growth Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class B and Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since the other classes have higher 12b-1 distribution fees. The returns for Class Y shares of the Fund, offered in a separate prospectus, will differ from the Class A returns shown below, depending on the expenses of that class. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


Large Cap Growth Fund - Class A Total Returns*


 1998    1999    2000    2001     2002     2003    2004    2005    2006
------  ------  ------  -------  -------  ------  ------  ------  ------
41.17%  63.03%  -7.66%  -23.47%  -26.70%  35.60%  17.12%  16.37%  -3.91%

                                                          Best Quarter:
                                                          4th Quarter 1999   +40.00%

                                                          Worst Quarter:
                                                          1st Quarter 2001   -27.98%



The year-to-date return for the Fund's Class A shares as of June 30, 2007 is 10.44%.


* Effective October 6, 2003, substantially all of the assets of the Navellier Millennium Large Cap Growth Portfolio and the Navellier Performance Large Cap Growth Portfolio (the "Navellier Portfolios") were transferred into the Touchstone Large Cap Growth Fund for which shareholders of the Navellier Portfolios received shares of the Touchstone Large Cap Growth Fund. The performance and accounting history of the Navellier Performance Large Cap Growth Portfolio have been assumed by the Touchstone Large Cap Growth Fund and are reflected in the bar chart above and performance table below. On October 6, 2003, the Fund replaced its Sub-Advisor with Navellier Management, Inc. Thereafter, Navellier & Associates, Inc. assumed the sub-advisory duties of its sister company, Navellier Management, Inc.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2006, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2006



                                                                                    Since Class
                                                                 1 Year   5 Years    Started(1)
                                                                 ------   -------   -----------
Large Cap Growth Fund Class A
Return Before Taxes                                               -9.41%   4.18%        8.25%
Return After Taxes on Distributions                               -9.41%   4.18%        8.24%
Return After Taxes on Distributions and Sale of Fund Shares(2)    -6.12%   3.60%        7.29%
Russell 1000 Growth Index(3)                                       9.07%   2.69%        3.23%
Large Cap Growth Fund Class B
Return Before Taxes                                               -8.59%     --         9.58%
Russell 1000 Growth Index(3)                                       9.07%     --         8.39%
Large Cap Growth Fund Class C
Return Before Taxes                                               -4.69%     --        10.17%
Russell 1000 Growth Index(3)                                       9.07%     --         8.39%


----------
(1) Class A shares began operations on December 19, 1997 and Class B and Class C shares began operations on October 4, 2003.


(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B and Class C shares of the Fund:



                                                              Shareholder Fees
                                                  (fees paid directly from your investment)
                                                  -----------------------------------------
                                                   Class A       Class B       Class C
                                                  --------      --------      --------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                  5.75%(1)      None          None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)           None(2)       5.00%(3)      1.00%(4)
Wire Redemption Fee                               Up to $15     Up to $15     Up to $15



                                                         Annual Fund Operating Expenses
                                                  (expenses that are deducted from Fund assets)
                                                  ---------------------------------------------
                                                   Class A          Class B         Class C
                                                   -------          -------         -------
Management Fees                                       0.71%          0.71%           0.71%
Distribution (12b-1) Fees                             0.25%          1.00%           1.00%
Other Expenses                                        0.27%          0.39%           0.31%
  Administration Fees                                 0.20%          0.20%           0.20%
  Other Expenses                                      0.07%          0.19%           0.11%
Total Annual Fund Operating Expenses                  1.23%          2.10%           2.02%
Less Fee Waiver and/or Expense Reimbursement(5)      (0.02)%         0.10%           0.02%
Net Expenses(6)                                       1.25%          2.00%           2.00%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) You will pay a 5.00% CDSC if shares are redeemed within 1 year of their purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. The CDSC may be waived under certain circumstances described in this Prospectus.

(4) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(5) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.25% for Class A shares and 2.00% for Class B and Class C shares. These expense limitations will remain in effect until at least March 31, 2008.

(6) Net Expenses shown above reflect a change in the Fund's operating expenses that took effect on January 1, 2007 and will differ from the Net Expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2007. The actual Net Expenses for the Fund for the fiscal year ended March 31, 2007 were 1.16%, 2.02% and 1.95% for Class A, Class B and Class C, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). The example also reflects changes in the 10 year operating expenses of Class B shares since Class B shares convert to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  Assuming No
           Assuming Redemption at End of Period   Redemption
           Class A   Class B   Class C   Class B   Class C
           -------   -------   -------   -------  -----------
1 Year      $  695    $  603    $  203    $  203    $  103
3 Years     $  945    $  848    $  632    $  648    $  632
5 Years     $1,214    $1,220    $1,086    $1,120    $1,086
10 Years    $1,980    $2,201    $2,346    $2,201    $2,346

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goal

The Large Cap Value Fund seeks long-term growth of capital and income.

Its Principal Investment Strategies


Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization in excess of the median company in the Russell 1000 Value Index ($5.812 billion as of June 30, 2007). The Fund will invest in common stocks of U.S. and foreign large cap companies.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry. The Fund will generally hold approximately 40 stocks.

The Fund will invest in stocks that the Sub-Advisor believes have below-average valuations in light of their improving business fundamentals. The Fund may invest in foreign equity securities principally traded on non-U.S. exchanges as well as those traded in the U.S. in the form of American Depositary Receipts ("ADRs"). The Sub-Advisor may use derivative instruments, such as futures and options contracts, for hedging purposes. The Fund's investments may include companies in the technology sector. Any income generated from the Fund will come from dividend-paying common stocks.

The Sub-Advisor employs a "value" approach to stock selection, looking for stocks of companies with below-average valuations whose business fundamentals are expected to improve. In determining a company's valuation, the Sub-Advisor considers factors such as price-to-cash flow, price-to-earnings and price-to-book ratios. The Sub-Advisor seeks to identify the key drivers of a company's fundamental results and catalysts for change that may point to improving fundamentals in the future, such as new management or new or improved products. The Sub-Advisor generally sells a security when it reaches a target price, or when it concludes that a company's business fundamentals are weakening.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

o     If the stock market as a whole goes down

o     If the stocks in the Fund's portfolio are not undervalued as expected

o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

o If the Sub-Advisor's stock selection process does not identify attractive investments

o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

o Because the use of futures and options for hedging purposes may result in a loss if changes in their value do not correspond accurately to changes in the value of the Fund's holdings

o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

o Because value oriented funds may underperform when growth investing is in favor

o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

Performance Note

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in March 2006, there is no performance information included in this Prospectus.

The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund:



                                                     Shareholder Fees
                                                   (fees paid directly
                                                   from your investment)
                                                   ---------------------
                                                    Class A       Class C
                                                  ---------     ---------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                 5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)           None(2)       1.00%(3)
Wire Redemption Fee                               Up to $15     Up to $15



                                                  Annual Fund Operating Expenses
                                                    (expenses that are deducted
                                                          from Fund assets)
                                                  ------------------------------
Management Fees                                            0.75%   0.75%
Distribution (12b-1) Fees                                  0.25%   1.00%
Other Expenses                                             0.76%   1.04%
  Administration Fees                                      0.20%   0.20%
  Other Expenses                                           0.56%   0.84%
Acquired Fund Fees and Expenses (AFFE) (4)                 0.03%   0.03%
Total Annual Fund Operating Expenses                       1.79%   2.82%
Less Fee Waiver and/or Expense Reimbursement(5)            0.41%   0.69%
Net Expenses(6)                                            1.38%   2.13%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.

(5) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" (excluding AFFE) to 1.35% for Class A shares and 2.10% for Class C shares. These expense limitations will remain in effect until at least March 31, 2008.

(6) The net expenses excluding AFFE for Class A and Class C are 1.35% and 2.10% respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                              Assuming No
                              Redemption
           Class A   Class C    Class C
           -------   -------  -----------
1 Year      $  705    $  213    $  113
3 Years     $1,060    $  800    $  800
5 Years     $1,438    $1,413    $1,413
10 Years    $2,497    $3,069    $3,069



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goal

The Micro Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies, and which, in the opinion of the Sub-Advisor, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund's investments may include companies in the technology sector.

The Sub-Advisor's unique equity selection process seeks to identify fast growing companies that are undervalued. The Sub-Advisor screens the universe of companies, using five quantitative factors:

1)    earnings growth

2) earnings strength - those companies that are expected to have the greatest increase in next year's earnings

3)    earnings revision

4)    price/earnings to growth ratio and

5)    cash flow to price

The Sub-Advisor then focuses on what it believes are the most promising industries and seeks to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts.

Stocks are ranked according to the above criteria to identify approximately 100 to 190 micro cap companies that the Sub-Advisor believes offer the best growth prospects and are selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, the Sub-Advisor attempts to identify profitable micro cap companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of the Fund's total assets. The Sub-Advisor reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is re-examined as a potential sale candidate. Additionally, securities of companies which in the Sub-Advisor's opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

o     If the stock market as a whole goes down

o If the Sub-Advisor's selection process does not accurately identify attractive investments

o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued

o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

o Because securities of micro cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger companies

o Because the Fund may invest in the technology sector, which at times may be subject to greater market fluctuation than other sectors

o Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Micro Cap Growth Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The returns for Class Y shares of the Fund, offered in a separate prospectus, will differ from the Class A returns shown below, depending on the expenses of that class. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


Micro Cap Growth Fund - Class A Total Return


2005   2006
-----  -----
3.24%  3.80%

                                                      Best Quarter:
                                                      1st Quarter 2006   +11.48%

                                                      Worst Quarter:
                                                      2nd Quarter 2006   -10.96%



The year-to-date return of the Fund's Class A shares as of June 30, 2007 is 8.51%.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2006, to those of the Russell 2000 Growth Index and the Russell Microcap Index. In March 2006, the Fund changed its benchmark from the Russell 2000 Growth Index to the Russell Microcap Index because the Russell Microcap Index more accurately reflects the Fund's portfolio composition. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2006



                                                                          Since Fund
                                                                 1 Year   Started(1)
                                                                 ------   ----------
Micro Cap Growth Fund Class A
Return Before Taxes                                              -2.18%      6.94%
Return After Taxes on Distributions                              -2.18%      6.94%
Return After Taxes on Distributions and Sale of Fund Shares(2)   -1.42%      5.94%
Russell Microcap Index(3)                                        16.54%     12.77%
Russell 2000 Growth Index(4)                                     13.35%     12.03%
Micro Cap Growth Fund Class C
Return Before Taxes                                               3.01%      8.68%
Russell Microcap Index(3)                                        16.54%     12.77%
Russell 2000 Growth Index(4)                                     13.35%     12.03%


----------
(1)   The Fund began operations on June 22, 2004.


(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell Microcap Index measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.


The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund:



                                                             Shareholder Fees
                                                (fees paid directly from your investment)
                                                -----------------------------------------
                                                            Class A     Class C
                                                           ---------   ---------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                       5.75%(1)     None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)                None(2)      1.00%(3)
Wire Redemption Fee                                        Up to $15   Up to $15



                                                  Annual Fund Operating Expenses
                                                    (expenses that are deducted
                                                         from Fund assets)
                                                  ------------------------------
Management Fees                                             1.25%   1.25%
Distribution (12b-1) Fees                                   0.25%   1.00%
Other Expenses                                              0.69%   0.69%
  Administration Fees                                       0.20%   0.20%
  Other Expenses                                            0.49%   0.49%
Total Annual Fund Operating Expenses                        2.19%   2.94%
Less Fee Waiver and/or Expense Reimbursement(4)             0.24%   0.24%
Net Expenses                                                1.95%   2.70%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.95% for Class A shares and 2.70% for Class C shares. These expense limitations will remain in effect until at least March 31, 2008.

EXAMPLE. This example is intended to help you compare the cost of investing in the Micro Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                               Assuming No
                               Redemption
           Class A   Class C     Class C
           -------   -------   -----------
1 Year      $  762    $  273     $  173
3 Years     $1,199    $  887     $  887
5 Years     $1,661    $1,527     $1,527
10 Years    $2,936    $3,244     $3,244



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goals


The Mid Cap Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.


Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of mid cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A mid cap company has a market capitalization between $1.5 billion and $12 billion. The Fund may also invest in companies in the technology sector.


The Fund is sub-advised by two Sub-Advisors that use different style methodologies when evaluating which stocks to buy or sell in their portfolio. Westfield Capital Management Company, LLC ("Westfield") uses a growth approach and TCW Investment Management Company ("TCW") uses a value approach. Westfield may invest in companies that have earnings it believes may grow faster than the U.S. economy in general due to new products, management initiatives or personnel changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates. TCW may invest in companies that it believes are undervalued, including companies with unrecognized asset values or undervalued growth, and companies undergoing a turnaround. Both Sub-Advisors evaluate companies by using fundamental analysis of the company's financial statements, interviews with management, analysis of the company's operations and product development and consideration of the company's industry category.

Westfield will sell a security if the predetermined sell price is achieved, if it concludes that the original case for investment is no longer valid, if a security becomes larger than a predetermined percentage of the Fund's portfolio or if more attractive alternative investments are available. TCW will sell a security if it is believed to be fairly valued, if the Fund's holding in a security becomes larger than a predetermined percentage of the Fund's portfolio or if the goals for a security cannot be achieved according to its evaluation process.


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o Because securities of mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o If the methodologies used by the Sub-Advisors to select stocks do not identify attractive investments

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goals.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Mid Cap Growth Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years. The bar chart does not reflect any sales charges, which would reduce your return. The returns for other classes of shares offered by the Fund will be lower than the Class A returns shown in the bar chart since the other classes have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Mid Cap Growth Fund - Class A Total Returns



 1997     1998    1999     2000     2001     2002     2003     2004     2005     2006
------   -----   ------   ------   -----   -------   ------   ------   ------   ------
32.20%   2.65%   45.85%   25.92%   7.06%   -23.51%   43.35%   10.58%   10.74%   14.26%

                                                              Best Quarter:
                                                              4th Quarter 1999   +26.84%

                                                              Worst Quarter:
                                                              3rd Quarter 2002   -21.03%

The year-to-date return for the Fund's Class A shares as of June 30, 2007 is 12.77%.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2006, to those of the Russell Midcap Index and the Russell Midcap Growth Index. In January 2006, the Fund changed its benchmark from the Russell Midcap Index to the Russell Midcap Growth Index because the Russell Midcap Growth Index more accurately reflects the Fund's portfolio composition. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2006



                                                              1 Year   5 Years   10 Years
                                                              ------   -------   --------
Mid Cap Growth Fund Class A
Return Before Taxes                                            7.70%     7.65%    14.46%
Return After Taxes on Distributions                            6.26%     6.75%    12.31%
Return After Taxes on Distributions and Sale of Fund Shares    6.42%     6.38%    11.68%
Russell Midcap Growth Index(1)                                10.66%     8.22%     8.62%
Russell Midcap Index(2)                                       15.26%    12.88%    12.14%



                                                              1 Year   5 Years   Since Class Started(3)
                                                              ------   -------   ----------------------
Mid Cap Growth Fund Class B
Return Before Taxes                                            9.42%     8.03%            8.75%
Russell Midcap Growth Index(1)                                10.66%     8.22%            5.51%
Russell Midcap Index(2)                                       15.26%    12.88%           10.70%
Mid Cap Growth Fund Class C(4)
Return Before Taxes                                           13.40%     8.18%           14.28%
Russell Midcap Growth Index(1)                                10.66%     8.22%            8.62%
Russell Midcap Index(2)                                       15.26%    12.88%           12.14%



----------
(1) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3)   Class B shares began operations on May 1, 2001.

(4) The Class C performance was calculated using the historical performance of the Class C predecessor fund that began operations on October 3, 1994.

The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B and Class C shares of the Fund:



                                                            Shareholder Fees
                                                (fees paid directly from your investment)
                                                -----------------------------------------
                                                     Class A     Class B     Class C
                                                    --------    --------    --------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)               5.75% (1)     None        None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)          None(2)    5.00%(3)   1.00% (4)
Wire Redemption Fee                                 Up to $15   Up to $15   Up to $15



                                                           Annual Fund Operating Expenses
                                                   (expenses that are deducted from Fund assets)
                                                   ---------------------------------------------
Management Fees                                                0.80%   0.80%   0.80%
Distribution (12b-1) Fees                                      0.25%   1.00%   1.00%
Other Expenses                                                 0.47%   0.55%   0.51%
  Administration Fees                                          0.20%   0.20%   0.20%
  Other Expenses                                               0.27%   0.35%   0.31%
Total Annual Fund Operating Expenses                           1.52%   2.35%   2.31%
Less Fee Waiver and/or Expense Reimbursement (5)               0.02%   0.10%   0.06%
Net Expenses                                                   1.50%   2.25%   2.25%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) You will pay a 5.00% CDSC if shares are redeemed within 1 year of their purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. The CDSC may be waived under certain circumstances described in this Prospectus.

(4) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(5) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.50% or below for Class A shares and 2.25% for Class B and Class C shares. These expense limitations will remain in effect until at least March 31, 2008.

EXAMPLE. This example is intended to help you compare the cost of investing in the Mid Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). The example also reflects changes in the 10 year operating expenses of Class B shares since Class B shares convert to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            Assuming Redemption at End
              of Period Redemption           Assuming No
           ---------------------------   -------------------
           Class A   Class B   Class C   Class B     Class C
           -------   -------   -------   -------     -------
1 Year      $  719    $  628    $  228    $  228      $  128
3 Years     $1,026    $  924    $  716    $  724      $  716
5 Years     $1,355    $1,346    $1,230    $1,246      $1,230
10 Years    $2,282    $2,471    $2,641    $2,471      $2,641



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goal

The Small Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A small cap company has a market capitalization of less than $1.5 billion. The Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000 Index.

The Fund is sub-advised by two separate management teams, a small cap team and a micro cap team. The Sub-Advisors employ a growth-oriented approach to equity investment management and seek to invest in high quality, reasonably priced companies believed to have above average earnings growth prospects. The Fund's investments may include securities in the technology sector.

The small cap management team will sell a security when it reaches its growth rate calculated on a price-to-earnings basis. The micro cap management team will continually evaluate for sale securities of companies it believes are overvalued, have lost earnings momentum, or are in industries no longer expected to perform well. Any position that has declined 15-20% from its cost or recent high will be evaluated as a potential sale candidate by both management teams.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If the Sub-Advisors' investment approach does not accurately identify attractive investments

      o If the companies the Fund invests in do not grow as rapidly or increase in value as expected

      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Small Cap Growth Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class B and Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since the other classes have higher 12b-1 distribution fees. The returns for Class Y shares of the Fund, offered in a separate prospectus, will differ from the Class A returns shown below, depending on the expenses of that class. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


Small Cap Growth Fund - Class A Total Returns


 2003     2004    2005    2006
------   -----   -----   -----
55.33%   6.88%   1.37%   1.97%

                                 Best Quarter:
                                 2nd Quarter 2003   +27.30%

                                 Worst Quarter:
                                 2nd Quarter 2006   -13.06%



The year-to-date return of the Fund's Class A shares as of June 30, 2007 is 5.78%.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2006 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2006



                                                                          Since Fund
                                                                 1 Year   Started(1)
                                                                 ------   ----------
Small Cap Growth Fund Class A
Return Before Taxes                                              -3.88%     12.60%
Return After Taxes on Distributions                              -3.88%     12.20%
Return After Taxes on Distributions and Sale of Fund Shares(2)   -2.52%     10.76%
Russell 2000 Growth Index(3)                                     13.35%     19.51%
Small Cap Growth Fund Class B
Return Before Taxes                                              -2.68%     13.29%
Russell 2000 Growth Index(3)                                     13.35%     19.51%
Small Cap Growth Fund Class C
Return Before Taxes                                               1.32%     13.47%
Russell 2000 Growth Index(3)                                     13.35%     19.51%


----------
(1)   The Fund began operations on October 21, 2002.


(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.


The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B and Class C shares of the Fund:



                                                            Shareholder Fees
                                                (fees paid directly from your investment)
                                                -----------------------------------------
                                                     Class A     Class B     Class C
                                                    --------    --------    --------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)               5.75% (1)      None       None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)         None(2)     5.00%(3)   1.00% (4)
Wire Redemption Fee                                 Up to $15   Up to $15   Up to $15



                                                           Annual Fund Operating Expenses
                                                  (expenses that are deducted from Fund assets)
                                                  ---------------------------------------------
Management Fees                                               1.25%   1.25%   1.25%
Distribution (12b-1) Fees                                     0.25%   1.00%   1.00%
Other Expenses                                                0.91%   0.94%   0.89%
  Administration Fees                                         0.20%   0.20%   0.20%
  Other Expenses                                              0.71%   0.74%   0.69%
Total Annual Fund Operating Expenses                          2.41%   3.19%   3.14%
Less Fee Waiver and/or Expense Reimbursement(5)               0.71%   0.74%   0.69%
Net Expenses(6)                                               1.70%   2.45%   2.45%



----------
(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) You will pay a 5.00% CDSC if shares are redeemed within 1 year of their purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. The CDSC may be waived under certain circumstances described in this Prospectus.

(4) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(5) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.70% for Class A shares and 2.45% for Class B and Class C shares. These expense limitations will remain in effect until at least March 31, 2008.

(6) Net Expenses shown above reflect a change in the Fund's operating expenses that took effect on January 1, 2007 and will differ from the Net Expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2007. The actual Net Expenses for the Fund for the fiscal year ended March 31, 2007 were 1.90%, 2.66% and 2.67% for Class A, Class B and Class C, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). The example also reflects changes in the 10 year operating expenses of Class B shares since Class B shares convert to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



           Assuming Redemption at End
            of Period Redemption             Assuming No
           ---------------------------   -------------------
           Class A   Class B   Class C   Class B     Class C
           -------   -------   -------   -------     -------
1 Year      $  738    $  648    $  248    $  248      $  148
3 Years     $1,219    $1,114    $  904    $  914      $  904
5 Years     $1,726    $1,705    $1,585    $1,605      $1,585
10 Years    $3,112    $3,263    $3,400    $3,263      $3,400



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Can a Fund Depart From its Normal Investment Strategies?


Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when a Sub-Advisor is unable to identify attractive investment opportunities. A Fund's temporary investments may include debt securities, money market instruments, other short-term securities or cash equivalents. During these times, a Fund may not achieve its investment goal.

Do the Funds Engage in Active Trading of Securities?

Each Fund (except the Large Cap Core Equity Fund) may engage in active trading to achieve its investment goal. This may cause a Fund to realize higher capital gains, which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower a Fund's performance.

Can a Fund Change its Investment Goal Without Shareholder Approval?

Each Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

Do the Funds Have Other Investment Strategies, in Addition to Their Principal Investment Strategies?

DIVERSIFIED SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND AND SMALL CAP GROWTH FUND. Each Fund may also invest in:

      o     Initial public offerings

      o     Securities of foreign companies

      o American depositary receipts ("ADRs"), American depositary shares ("ADSs") and other depositary receipts

      o     Securities of companies in emerging market countries

      o     Cash equivalents

      o     Other investment companies

GROWTH OPPORTUNITIES FUND. The Fund may also invest up to 10% of its total assets in:

      o     Securities of foreign companies

      o     ADRs

      o     Initial public offerings

      o     Other investment companies

LARGE CAP GROWTH FUND. The Fund may also invest in:

      o     ADRs (up to 15% of total assets)

      o     Investment grade debt securities, cash or cash equivalents

      o     Other investment companies

MID CAP GROWTH FUND. The Fund may also invest in:

      o     Securities of large cap and small cap companies

      o     Securities of foreign companies (up to 20% of total assets)

      o     ADRs, ADSs and other depositary receipts (up to 20% of total assets)

      o Securities of companies in emerging market countries (up to 10% of total assets)

      o Securities designed to replicate an index, an industry or a sector of the economy

      o     Cash equivalents

      o     Initial public offerings


      o     Other investment companies

LARGE CAP VALUE FUND. The Fund may also invest in:

      o     Initial public offerings

      o     Other investment companies


Additional Information About Fund Investments

FOREIGN COMPANIES are companies that meet all of the following criteria:

      o     They are organized under the laws of a foreign country

      o     They maintain their principal place of business in a foreign country

      o The principal trading market for their securities is located in a foreign country

      o They derive at least 50% of their revenues or profits from operations in foreign countries

      o     They have at least 50% of their assets located in foreign countries

ADRS, ADSS AND OTHER DEPOSITARY RECEIPTS. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. A Fund may invest in both sponsored and unsponsored ADRs.

"LARGE CAP", "MID CAP", "SMALL CAP" AND "MICRO CAP" COMPANIES. Generally companies are categorized as follows:

      o A large cap company has a market capitalization of more than $10 billion.*

      o A mid cap company has a market capitalization of between $1.5 billion and $10 billion. **

      o A small cap company has a market capitalization of less than $1.5 billion.***

      o A micro cap company has a market capitalization of between $30 and $500 million.

* The Large Cap Value Fund defines a large cap company as a company with a market capitalization in excess of the median company in the Russell 1000 Value Index.

** The Mid Cap Growth Fund and the Growth Opportunities Fund define a mid cap company as a company with a market capitalization of between $1.5 billion and $12 billion.

*** The Diversified Small Cap Growth Fund defines a small cap company as a company with a market capitalization of less than $2.5 billion.

UNDERVALUED STOCKS. A stock is considered undervalued if the Sub-Advisor believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include:

      o     Price relative to earnings

      o     Price relative to cash flow

      o     Price relative to financial strength

EMERGING MARKET COUNTRIES are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

      o     It is organized under the laws of an emerging market country.

      o It maintains its principal place of business in an emerging market country.

      o The principal trading market for its securities is located in an emerging market country.

      o It derives at least 50% of its revenues or profits from operations within emerging market countries.

      o It has at least 50% of its assets located in emerging market countries.

INVESTMENT GRADE DEBT SECURITIES are generally rated BBB or better by Standard & Poor's Rating Service and Fitch Ratings or Baa or better by Moody's Investors Service, Inc.

FUTURES CONTRACTS AND OPTIONS (DERIVATIVES). Derivative instruments such as futures contracts and options may be used to hedge against adverse changes in the market value of securities held by or to be bought for the Fund, as a substitute for purchasing or selling securities, or to lock in undervalued stock unrealized appreciation. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option gives the purchaser the right, in exchange for a premium, to assume a position in a security or futures contract at a specified exercise price during the term of the option.

OTHER INVESTMENT COMPANIES. The Funds may invest in securities issued by other investment companies. This may include money market funds, index funds, iShares(R), SPDRs and similar securities of other issuers. Touchstone Advisors has received an exemptive order from the SEC that permits the Funds to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its total assets in affiliated money market funds, subject to that Fund's investment limitations and certain other conditions pursuant to the exemptive order.

What are the Principal Risks of Investing in the Funds?

MARKET RISK (ALL FUNDS). Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into four broad market capitalization categories - large cap, mid cap, small cap and micro cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of large cap companies appear to be greatly out of proportion to the valuations of smaller cap companies, investors may migrate to the stocks of smaller sized companies, causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. The price of stocks tends to go up and down more than the price of bonds.

      o LARGE CAP COMPANIES (LARGE CAP CORE EQUITY FUND, LARGE CAP GROWTH FUND AND LARGE CAP VALUE FUND). Large cap stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

      o MID CAP COMPANIES (MID CAP GROWTH FUND). Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

      o SMALL CAP COMPANIES (DIVERSIFIED SMALL CAP GROWTH FUND AND SMALL CAP GROWTH FUND). Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

      o MICRO CAP COMPANIES (MICRO CAP GROWTH FUND). Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

      o TECHNOLOGY SECURITIES (ALL FUNDS). The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

NON-DIVERSIFICATION RISK (GROWTH OPPORTUNITIES FUND, LARGE CAP GROWTH FUND AND LARGE CAP VALUE FUND). A non-diversified Fund may invest a significant percentage of its assets in the securities of a single company. Because the Fund's holdings may be concentrated in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.


CONCENTRATION RISK (GROWTH OPPORTUNITIES FUND, LARGE CAP GROWTH FUND AND LARGE CAP VALUE FUND). The performance of a fund that concentrates its investments may be closely tied to the performance of companies in a limited number of sectors. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of concentrated investments may be more volatile than the price movements of more broadly diversified investments.


INVESTMENT STYLE RISK (ALL FUNDS). Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds may underperform when growth investing is in favor.

FOREIGN RISK (LARGE CAP VALUE FUND). Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

      o ADRS. While ADRs are traded on U.S. securities exchanges, the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

FUTURES AND OPTIONS (DERIVATIVES) (LARGE CAP VALUE FUND). The use of derivative instruments involves risks different from, or greater than, the risks of investing directly in securities and more traditional investments. Derivative products are highly specialized investments that require investment techniques and risk analyses different than those associated with stocks. The use of derivatives requires an understanding not only of the underlying instruments, but the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, lack of availability due to new and developing markets, the risk that the counterparty to an over-the-counter ("OTC") contract will fail to perform its obligations, or the risks arising from margin requirements and factors associated with such transactions.

What are Some of the Other Risks of Investing in the Funds?

FOREIGN RISK (DIVERSIFIED SMALL CAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, MICRO CAP GROWTH FUND, MID CAP GROWTH FUND AND SMALL CAP GROWTH FUND). Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

      o EMERGING MARKET COUNTRIES (DIVERSIFIED SMALL CAP GROWTH FUND, MID CAP GROWTH FUND, MICRO CAP GROWTH FUND AND SMALL CAP GROWTH FUND). Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

DEBT SECURITY RISK (LARGE CAP GROWTH FUND). Debt securities are subject to the risk that their market value will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.


INITIAL PUBLIC OFFERING ("IPO") RISK (DIVERSIFIED SMALL CAP GROWTH FUND, GROWTH OPPORTUNITIES FUND, MICRO CAP GROWTH FUND, MID CAP GROWTH FUND, LARGE CAP VALUE FUND AND SMALL CAP GROWTH FUND). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.


Where Can I Find Information About the Funds' Portfolio Holdings Disclosure Policies?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI").

Investment Advisor

Touchstone Advisors, Inc. ("Touchstone Advisors")
303 Broadway, Suite 1100, Cincinnati, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of June 30, 2007, Touchstone Advisors had approximately $8.2 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's Sub-Advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a Sub-Advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance over 5 years or more

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service

Touchstone Advisors will also continually monitor each Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each Sub-Advisor. Touchstone Advisors provides evaluations and recommendations to the Board of Trustees, including whether or not a Sub-Advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a Sub-Advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a Sub-Advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.


Two or more Sub-Advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Sub-Advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each Sub-Advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisory arrangements.

Touchstone Advisors is also responsible for running all of the operations of each Fund, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent, accounting agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone Advisors pays sub-advisory fees to each Sub-Advisor from it's advisory fee (the fee to be paid by the Diversified Small Cap Growth Fund during the current fiscal year is shown in the table below):



Name of Fund                        Annual Fee Rate
------------                        ---------------
Diversified Small Cap Growth Fund         1.05%
Growth Opportunities Fund*                0.97%
Large Cap Core Equity Fund                0.64%
Large Cap Growth Fund                     0.71%
Large Cap Value Fund                      0.75%
Micro Cap Growth Fund                     1.25%
Mid Cap Growth Fund                       0.80%
Small Cap Growth Fund                     1.25%


----------
* On November 10, 2006, shareholders of the Growth Opportunities Fund approved a change to the Fund's advisory fee schedule. Under the previous fee schedule, the Fund paid 1.00% on the first $50 million of average net assets, 0.90% of the next $50 million of average net assets, 0.80% of the next $100 million of average net assets and 0.75% on assets over $200 million. Under the amended fee schedule, the Fund pays a fee of 1.00% of the first $50 million of average net assets, 0.90% of the next $50 million of average net assets, 0.80% of the next $900 million of average net assets and 0.75% on assets over $1 billion.


Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit the Funds' annual operating expenses. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, are excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until March 31, 2008, except the fee waivers and expense reimbursements for the Diversified Small Cap Growth Fund Class C which will remain in effect until at least August 1, 2008.

Diversified Small Cap Growth Fund   - Class A   1.40%
                                    - Class C   2.15%
Growth Opportunities Fund           - Class A   1.55%
                                    - Class B   2.30%
                                    - Class C   2.30%
Large Cap Core Equity Fund          - Class A   1.15%
                                    - Class C   1.90%
Large Cap Growth Fund               - Class A   1.25%
                                    - Class B   2.00%
                                    - Class C   2.00%
Large Cap Value Fund                - Class A   1.35%
                                    - Class C   2.10%
Micro Cap Growth Fund               - Class A   1.95%
                                    - Class C   2.70%
Mid Cap Growth Fund                 - Class A   1.50%
                                    - Class B   2.25%
                                    - Class C   2.25%
Small Cap Growth Fund               - Class A   1.70%
                                    - Class B   2.45%
                                    - Class C   2.45%


Sub-Advisors

The Sub-Advisors make the daily decisions regarding buying and selling specific securities for the Funds. Each Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies.

Sub-Advisor to the Diversified Small Cap Growth Fund

Fort Washington Investment Advisors, Inc. ("FWIA")
The Huntington Center, 41 South High Street, Suite 2495
Columbus, Ohio 43215


FWIA has been a registered investment advisor since 1990 and has managed the Fund since its inception. The Fund is managed by the Growth Team of FWIA, which consists of four members. The Growth Team makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. The four members of the Growth Team are listed below.

Richard R. Jandrain III, Managing Director - Growth Equity. Mr. Jandrain joined FWIA in 2004 as Managing Director, Vice President and Senior Portfolio Manager. He was Chief Equity Strategist, Chief Investment Officer of Equities with Banc One Investment Advisors Corporation from 1992 to 2004.

Daniel J. Kapusta, Senior Portfolio Manager. Mr. Kapusta joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Growth Team Leader, Portfolio Manager and Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1992 to 2004.


David K. Robinson, CFA, Senior Portfolio Manager. Mr. Robinson joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1994 to 2004.

Bihag Patel, CFA, Senior Portfolio Manager. Mr. Patel joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Analyst with Banc One Investment Advisors Corporation from 1998 to 2004.


FWIA is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep FWIA as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of FWIA, to reduce the possibility of a conflict of interest situation.


Historical Performance of FWIA's Diversified Small Cap Growth Style Private Account

FWIA has been managing small cap growth stocks since 2005, and has done considerable modeling in this style. It began managing one account using this strategy on January 1, 2005. This account and the Diversified Small Cap Growth Fund have substantially similar investment objectives, policies and strategies. The information for the account is provided to show the past performance of FWIA in managing the account, as measured against a specified market index. The performance of the account managed by FWIA does not represent the historical performance of the Diversified Small Cap Growth Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed account is not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed account. The results for different periods may vary.


FWIA provided the information used in making the performance calculations. The account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The account is valued at least quarterly, and periodic returns are mathematically linked. The performance is shown both gross and net of the estimated sales load of 5.75%, which is the maximum sales load for the Class A shares of the Diversified Small Cap Growth Fund, and expenses of 1.40%, which are the expenses estimated for the first year of the operation of the Class A shares of the Diversified Small Cap Growth Fund. Results include the reinvestment of dividends and capital gains.

This method of calculating performance of the select accounts differs from the SEC's standardized methodology to calculate performance and results in a total return different from that derived from the standardized methodology.



                                   Diversified                 Diversified
                                 Small Cap Growth           Small Cap Growth
                                 Style-Account(1)            Style-Account(1)                        Diversified
                               (including estimated       (excluding estimated       Russell 2000     Small Cap
                             expenses and sales load)   expenses and sales load)   Growth Index(2)   Growth Fund
                             ------------------------   ------------------------   ---------------   -----------
12-month period ended
  March 31, 2007                       0.75%                       7.40%                 1.57%             n/a
Since inception of account
  January 1, 2005 through
  March 31, 2007                       9.11%                      12.52%                 8.83%             n/a

----------
(1) On January 1, 2005, FWIA began managing this style with one account totaling $50.27 million. As of March 31, 2007, the account totaled approximately $143.7 million.

(2) The Russell 2000 Growth Index is a widely recognized, unmanaged index of common stock prices. The Index reflects the total return of securities comprising the Index, including changes in market price as well as accrued income, which is presumed to be reinvested. Performance figures for the Index do not reflect the deduction of transaction costs or expenses, including management fees.


Sub-Advisor to the Growth Opportunities Fund

Westfield Capital Management Company, LLC ("Westfield")
One Financial Center, Boston, MA 02111


Westfield has been a registered investment advisor since 1989 and has managed the Fund since July 2006. The Fund is managed by the Westfield Investment Committee, which consists of the four members listed below and Westfield's other security analysts. Industry sectors are divided among the committee members. The four primary managers are listed below.

William A. Muggia is the lead portfolio manager of the Fund and is the President and Chief Investment Officer of Westfield. Mr. Muggia has worked at Westfield since 1994. Arthur J. Bauernfeind is the Chairman and Chief Executive Officer and has worked at Westfield since 1990. Ethan J. Meyers is the Senior Vice President and has worked at Westfield since 1999. Scott R. Emerman is a Senior Security Analyst and has worked at Westfield since 2002. Mr. Emerman worked at Harbor Capital Management as a Vice President, Equity Research from 1997 until 2002. Mr. Bauernfeind, Mr. Meyers, and Mr. Emerman assist Mr. Muggia with investment decision supervision and overall portfolio flow monitoring. Each member has managed the Fund since July 2006.


Sub-Advisor to the Large Cap Core Equity Fund

Todd Investment Advisors, Inc. ("Todd")
101 South Fifth Street, Suite 3160, Louisville, KY 40202

Todd has been registered as an investment advisor since 1967 and has managed the Fund since its inception. Curtiss M. Scott, Jr., CFA, has primary responsibility for the daily management of the Fund. Mr. Scott joined Todd in 1996 and is the President and Chief Executive Officer. Mr. Scott is supported by Robert P. Bordogna, Bosworth M. Todd and John J. White, CFA. Robert Bordogna is the Chairman of Todd and was the President and Chief Executive Officer from 1980 to 2005. Bosworth M. Todd founded Todd in 1967 and is the Chairman Emeritus. John
J. White is a Portfolio Manager and joined Todd in 2002. Mr. White worked as a Director of Equity Research and Investment Strategy at Wachovia Securities from 1994 until 2002. Messrs. Scott, Bordogna and Todd have managed the Fund since its inception. Mr. White has managed the Fund since 2002.

Todd is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Todd as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Todd, to reduce the possibility of a conflict of interest situation.

Sub-Advisor to the Large Cap Growth Fund

Navellier & Associates, Inc. ("Navellier")
One East Liberty, Third Floor, Reno, NV 89501

Navellier has been a registered investment advisor since 1987 and has managed the Fund since 2004. Its sister company, Navellier Management, Inc. managed the Fund from its inception until 2004. Shawn C. Price is the primary manager and Louis G. Navellier is the secondary manager of the Fund and both have managed the Fund since its inception. Mr. Price has been a Portfolio Manager for Navellier since 1991 and Mr. Navellier has been the Chief Executive Officer of Navellier since 1987.

Sub-Advisor to the Large Cap Value Fund

JS Asset Management, LLC ("JSAM")
One Tower Bridge, 100 Front Street, Suite 501

West Conshohocken, PA 19428


JSAM has been a registered investment advisor since 2005 and has managed the Fund since its inception. John Schneider, President and Chief Investment Officer of JSAM, is the primary manager of the Fund and has managed the Fund since its inception. Mr. Schneider founded JSAM in February 2005. From 1999 until 2005 he was a Senior Portfolio Manager and Managing Director of PIMCO Equity Advisors.

Prior Performance of John Schneider

Prior to joining JSAM, Mr. Schneider was the portfolio manager of the PIMCO Value Fund (the "PIMCO Value Fund"), which has been renamed since his departure and is currently called the Allianz OCC Value Fund. As portfolio manager of the PIMCO Value Fund, Mr. Schneider was solely responsible for the daily management of the PIMCO Value Fund and had full discretionary authority over the selection of investments for the PIMCO Value Fund. In managing the PIMCO Value Fund, Mr. Schneider used a "value" style of investing by selecting stocks of companies with below average valuations whose business fundamentals are expected to improve. This is the same "value" style of investing that Mr. Schneider uses in managing the Fund. The PIMCO Value Fund has substantially similar investment objectives, policies and principal strategies as the Fund.

RETURNS OF THE PIMCO VALUE FUND. The average annual returns of the PIMCO Value Fund during Mr. Schneider's tenure as portfolio manager, compared with the performance of the Russell 1000 Value Index is set forth below. The returns show the effect of the applicable sales charge for Class A shares. Historical performance is not indicative of future performance. The PIMCO Value Fund is a separate fund and its historical performance is not indicative of the potential performance of the Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. This performance does not include the performance of 3 private accounts managed by Mr. Schneider, but the exclusion of these accounts does not render the performance misleading.

PIMCO Value Fund
Average Annual Total Returns
For the periods ended January 31, 2005

                                                                      Since
                                     1 Year   3 Years   4 Years   inception(1)
                                     ------   -------   -------   ------------
PIMCO Value Fund - Class A (2,3,4)    1.48%    4.34%     7.27%       11.98%
PIMCO Value Fund - Class C (2,5)      6.55%    5.52%     7.97%       12.50%
Russell 1000 Value Index (6)         12.45%    8.20%     4.27%        5.17%

----------
(1) Mr. Schneider managed the PIMCO Value Fund from June 1, 2000 to February 11, 2005.

(2) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(3) The expense ratio of Class A shares of the PIMCO Value Fund during the fiscal years ended June 30, 2000, 2001, 2002, 2003, 2004 and 2005 is
      1.11%, 1.10%, 1.10%, 1.10%, 1.11% and 1.11%, respectively.


(4) The average annual total return of Class A shares of the PIMCO Value Fund (without deducting the maximum sales charge) for 1 year, 3 years, 4 years and since inception (for the periods ended January 31, 2005) is 7.39%, 6.33%, 8.80% and 13.34%, respectively.


(5) The expense ratio of Class C shares of the PIMCO Value Fund during the fiscal years ended June 30, 2000, 2001, 2002, 2003, 2004 and 2005 is
      1.86%, 1.85%, 1.85%, 1.85%, 1.86% and 1.86%, respectively.

(6) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Indexes reflect no deductions for fees, expenses or taxes.


Sub-Advisors to the Mid Cap Growth Fund

The Mid Cap Growth Fund's assets are allocated between two Sub-Advisors, each using a different management style. TCW uses a value approach and Westfield uses a growth approach.

TCW Investment Management Company ("TCW")
865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

TCW has been a registered investment advisor since 1987 and has managed the portion of the Fund's assets allocated to TCW since May 2001. Nicholas F. Galluccio and Susan I. Suvall have joint and primary responsibility for the daily management of the Fund and have managed the Fund since May 2001. Mr. Galluccio is a Group Managing Director and has been with TCW since 1982. Ms. Suvall is a Managing Director and has been with TCW since 1985.

Westfield Capital Management Company, LLC ("Westfield")
One Financial Center, Boston, MA 02111


Westfield has been a registered investment advisor since 1989 and has managed the portion of the Fund's assets allocated to Westfield since the Fund's inception. The Fund is managed by the Westfield Investment Committee, which consists of the four members listed below and Westfield's other security analysts. Industry sectors are divided among the committee members. The four primary managers are listed below.


William A. Muggia is the lead portfolio manager and is the President and Chief Investment Officer of Westfield. Mr. Muggia has worked at Westfield since 1994 and has managed the Fund since 1999. Arthur J. Bauernfeind, Chairman and Chief Executive Officer, has worked at Westfield since 1990 and has managed the Fund since its inception. Ethan J. Meyers, Senior Vice President, has worked at Westfield since 1999 and has managed the Fund since 1999. Scott R. Emerman, Senior Security Analyst, has worked at Westfield since 2002 and has managed the Fund since 2002. Mr. Emerman worked at Harbor Capital Management as a Vice President, Equity Research from 1997 until 2002. Mr. Bauernfeind, Mr. Meyers, and Mr. Emerman assist Mr. Muggia with investment decision supervision and overall portfolio flow monitoring.

Sub-Advisor to the Micro Cap Growth Fund

Bjurman, Barry & Associates ("Bjurman")
10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067

Bjurman has been registered as an investment advisor since 1970. O. Thomas Barry III, CFA, CIC and Stephen W. Shipman, CFA, have joint and primary responsibility for managing the Fund. Mr. Barry is the Chief Investment Officer and Senior Executive Vice President of Bjurman and has worked at Bjurman since 1978. Mr. Shipman is the Director of Research and Executive Vice President and has worked at Bjurman since 1993. Bjurman and its portfolio managers have managed the Fund since its inception.

Sub-Advisors to the Small Cap Growth Fund

The Small Cap Growth Fund's assets are allocated between two Sub-Advisors, each investing in a different market capitalization. Longwood Investment Advisors, Inc. manages approximately 70% of the Fund's assets consisting of small cap stocks and Bjurman, Barry & Associates manages approximately 30% of the Fund's assets consisting of micro cap stocks. The allocations may be larger or smaller at various times.

Longwood Investment Advisors, Inc. ("Longwood")
One International Place, Suite 2601, Boston, MA 02110

Longwood has been a registered investment advisor since 1995 and has managed the portion of the Fund's assets allocated to Longwood since the Fund's inception. Robert Davidson, CFA, is the Chief Investment Officer and founded Longwood in 1995. He has managed the Fund since its inception.


Bjurman, Barry & Associates ("Bjurman")
10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067

Bjurman has been a registered investment advisor since 1970 and has managed the portion of the Fund's assets allocated to Bjurman since the Fund's inception. O. Thomas Barry III, CFA, CIC and Stephen W. Shipman, CFA, have joint and primary responsibility for managing the Fund and have managed the Fund since its inception. Mr. Barry is the Chief Investment Officer and Senior Executive Vice President and has worked at Bjurman since 1978. Mr. Shipman is the Director of Research and Executive Vice President and has worked at Bjurman since 1993.

Sub-Advisory Fees


The fee paid by Touchstone Advisors to each Sub-Advisor during the Fund's most recent fiscal year (and the fee to be paid by the Diversified Small Cap Growth Fund during the current fiscal year) is shown in the table below:



Name of Fund                                 Annual Fee Rate
------------                                 ---------------
Diversified Small Cap Growth Fund - FWIA*          0.50%
Growth Opportunities Fund - Westfield              0.58%
Large Cap Core Equity Fund - Todd**                0.30%
Large Cap Growth Fund - Navellier                  0.39%
Large Cap Value Fund - JSAM                        0.40%
Micro Cap Growth Fund - Bjurman                    0.85%
Mid Cap Growth Fund
  TCW                                              0.50%
  Westfield                                        0.50%
Small Cap Growth Fund***
  Longwood                                         0.85%
  Bjurman                                          0.90%



----------
* The Board of Trustees approved a change to the Fund's sub-advisory fee schedule, effective August 15, 2007. Under the previous schedule Touchstone Advisors paid FWIA a fee of 0.65% of the Fund's average daily net assets. Under the new schedule Touchstone Advisors pays FWIA a fee of 0.50% of the Fund's average daily net assets.

** The Board of Trustees approved a change to the Fund's sub-advisory fee schedule, effective August 14, 2006. Under the previous schedule Touchstone Advisors paid Todd a fee of 0.40% on the first $100 million of the Fund's average daily net assets; 0.35% on the next $100 million; 0.30% on the next $100 million and 0.25% of such assets in excess of $300 million. Under the new schedule Touchstone Advisors pays Todd a fee of 0.325% on the first $100 million of the Fund's average daily net assets; 0.30% on the next $100 million; 0.275% on the next $100 million and 0.25% of such assets in excess of $300 million.

*** Effective January 1, 2007, the Small Cap Growth Fund's sub-advisory fees were voluntarily reduced to 0.60% of average daily net assets allocated to Longwood and 0.65% of average daily net assets allocated to Bjurman. These voluntary fee reductions will be in effect until at least January 1, 2008.

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in their managed Fund(s). A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements is in the Trust's March 31, 2007 Annual Report. Class A shares are subject to a 12b-1 fee.

Each Fund currently offers the following classes of shares. Class Y shares (formerly "Class I" shares) are offered in a separate prospectus. For information about Class Y shares, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407.


                                    Class A   Class B   Class C   Class Y
                                    -------   -------   -------   -------
Diversified Small Cap Growth Fund      X                   X         X
Growth Opportunities Fund              X         X         X
Large Cap Core Equity Fund             X                   X
Large Cap Growth Fund                  X         X         X         X
Large Cap Value Fund                   X                   X
Micro Cap Growth Fund                  X                   X         X
Mid Cap Growth Fund                    X         X         X
Small Cap Growth Fund                  X         X         X         X


Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                         Sales       Sales Charge
                                        Charge         as % of
                                        as % of       Net Amount
Amount of Your Investment           Offering Price     Invested
-------------------------           --------------   ------------
Under $50,000                             5.75%          6.10%
$50,000 but less than $100,000            4.50%          4.71%
$100,000 but less than $250,000           3.50%          3.63%
$250,000 but less than $500,000           2.95%          3.04%
$500,000 but less than $1 million         2.25%          2.30%
$1 million or more                        0.00%          0.00%

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone to a participating unaffiliated dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.


      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust (formerly Constellation Funds) as of November 17, 2006 who are purchasing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reinvestment of redemption proceeds from Class A or Class B shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.


* Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class B Shares

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS OF $250,000 OR MORE, A REQUEST TO PURCHASE CLASS B SHARES FOR $250,000 OR MORE WILL BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class B shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. A CDSC will be charged if you redeem Class B shares within 6 years after you purchased them. The amount of the CDSC will depend on how long you have held your shares, as set forth in the following table:

                                                                  CDSC as a % of
                                                                  Amount Subject
Year Since Purchase Payment Made                                     to Charge
--------------------------------                                  --------------
First                                                                  5.00%
Second                                                                 4.00%
Third                                                                  3.00%
Fourth                                                                 2.00%
Fifth                                                                  1.00%
Sixth                                                                  1.00%
Seventh and thereafter*                                                None

----------
* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.


CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares after 8 years from your initial purchase. The conversion will occur in the month following your 8-year anniversary. The conversion is based on the relative NAVs of the shares of the two classes on the conversion date and no sales charge will be imposed. Class B shares you have acquired through automatic reinvestment of dividends or capital gains will be converted in proportion to the total number of Class B shares you have purchased and own. Since the Rule 12b-1 distribution fees for Class A shares are lower than for Class B shares, converting to Class A shares will lower your expenses.


Class C Shares

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS OF $1 MILLION OR MORE, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

12b-1 Distribution Plans


Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class B and Class C plans, the Funds pay an annual fee of up to 1.00% of average daily net assets attributable to Class B or Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


Dealer Compensation

Touchstone Securities, Inc. ("Touchstone"), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone, through your financial advisor or through a processing organization. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

- INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

Minimum Investment Requirements

                                                        Initial    Additional
                                                      Investment   Investment
                                                      ----------   ----------
Regular Account                                         $2,500       $   50
Retirement Plan Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")     $1,000       $   50
Investments through the Automatic Investment Plan       $  100       $   50

- INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

By exchange

o You may exchange shares of the Funds for shares of the same class of another Touchstone Fund (subject to the applicable sales charge, if any). You may also exchange Class A or Class C shares of the Funds for Class A shares of any Touchstone money market fund, except the Institutional Money Market Fund.

o     You do not have to pay any exchange fee for your exchange.


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o     Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

Through retirement plans

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

      Individual Retirement Plans

      o     Traditional Individual Retirement Accounts ("IRAs")

      o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

      o     Spousal IRAs

      o     Roth Individual Retirement Accounts ("Roth IRAs")

      o     Coverdell Education Savings Accounts ("Education IRAs")

      o     Simplified Employee Pension Plans ("SEP IRAs")

      o     403(b)(7) Custodial Accounts

      Employer Sponsored Retirement Plans

      o     Defined benefit plans

      o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

      o     457 plans

[GRAPHIC] SPECIAL TAX CONSIDERATION

      To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through processing organizations

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:


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

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or its authorized agent, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's authorized agent to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire


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

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Banks may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

Purchases with securities

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic investment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or its authorized agent, in proper form by the close of regular trading on the NYSE (normally 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

By telephone

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification


      o Making checks payable only to the owner(s) of the account shown on Touchstone's records


      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

By wire

o     Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o You may be charged a fee by the Fund or the Fund's agent for wiring redemption proceeds. You may also be charged a fee by your bank.


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

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through a systematic withdrawal plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no special fee for this service.

o     There is no minimum amount required for retirement plans.

[GRAPHIC] SPECIAL TAX CONSIDERATION

      Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor or processing organization

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

[GRAPHIC] SPECIAL TAX CONSIDERATION

      Selling your shares may cause you to incur a taxable gain or loss.

- INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

Contingent Deferred Sales Charge ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class B shares within 1 year of your purchase, a CDSC of 5.00% will be charged. This charge will be incrementally reduced and after the 6th year there is no CDSC. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations, such as from a joint account to an individual's account.

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy


Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.


Householding Policy

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A or Class B shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

[GRAPHIC] SPECIAL TAX CONSIDERATION

      You should contact your tax advisor if you use the Reinstatement
      Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets


o     During any other time when the SEC, by order, permits


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

Pricing of Fund Shares

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.


o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.


o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

[GRAPHIC] SPECIAL TAX CONSIDERATION

      You should consult your tax advisor to address your own tax situation.


Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by a Fund will be made at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203.


Tax Information

DISTRIBUTIONS. The Funds may make distributions of dividends that may be taxed at different rates depending on the length of time a Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

[GRAPHIC] SPECIAL TAX CONSIDERATION

      For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

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The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund for the years ended March 31, 2003, 2004, 2005, 2006 and 2007 (except information for the Large Cap Growth Fund for periods prior to December 31, 2003) were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2007 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into the SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                         PERIOD
                                                                         ENDED
                                                                       MARCH 31,
                                                                        2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............................      $10.00
                                                                          ------
Income (loss) from investment operations:
  Net investment loss ..............................................       (0.07)
  Net realized and unrealized gains on investments .................        1.71
                                                                          ------
Total from investment operations ...................................        1.64
                                                                          ------
Net asset value at end of period ...................................      $11.64
                                                                          ======
Total return(B) ....................................................       16.40%(C)
                                                                          ======
Net assets at end of period (000's) ................................      $5,846
                                                                          ======
Ratio of net expenses to average net assets ........................        1.40%(D)
Ratio of net investment loss to average net assets .................       (1.15%)(D)
Portfolio turnover rate ............................................          86%(D)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not Annualized.

(D)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
---------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                     2007      2006      2005       2004       2003
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........................   $ 21.57   $ 17.92   $ 18.06    $ 12.70   $ 18.18
Income (loss) from investment operations:
                                                                   ------------------------------------------------
    Net investment loss ........................................     (0.35)    (0.21)    (0.24)     (0.21)    (0.19)
    Net realized and unrealized gains (losses) on investments ..     (0.47)     3.86      0.10       5.57     (5.29)
                                                                   ------------------------------------------------
Total from investment operations ...............................     (0.82)     3.65     (0.14)      5.36     (5.48)
                                                                   ------------------------------------------------
Net asset value at end of year .................................   $ 20.75   $ 21.57   $ 17.92    $ 18.06   $ 12.70
                                                                   ================================================
Total return(A) ................................................     (3.80%)   20.37%    (0.78%)    42.20%   (30.14%)
                                                                   ================================================
Net assets at end of year (000's) ..............................   $35,723   $98,004   $81,313   $117,605   $84,472
                                                                   ================================================
Ratio of net expenses to average net assets ....................      1.79%     1.64%     1.68%      1.60%     1.83%
Ratio of net investment loss to average net assets .............     (1.12%)   (1.09%)   (1.14%)    (1.23%)   (1.40%)
Portfolio turnover rate ........................................       161%       80%       35%        47%       39%
Amount of debt outstanding at end of year (000's) ..............       n/a       n/a       n/a        n/a   $    --
Average daily amount of debt outstanding
    during the year (000's) ....................................       n/a       n/a       n/a        n/a   $   242(B)
Average daily number of capital shares
    outstanding during the year (000's) ........................       n/a       n/a       n/a        n/a     8,916(B)
Average amount of debt per share during the year ...............       n/a       n/a       n/a        n/a   $  0.03(B)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

FINANCIAL HIGHLIGHTS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------
                                                                  2007      2006      2005      2004       2003
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $20.39    $16.97    $17.31    $12.13    $ 17.78
                                                                 -----------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................    (0.51)    (0.46)    (0.43)    (0.38)     (0.36)
  Net realized and unrealized gains (losses) on investments ..    (0.50)     3.88      0.09      5.56      (5.29)
                                                                 -----------------------------------------------
Total from investment operations .............................    (1.01)     3.42     (0.34)     5.18      (5.65)
                                                                 -----------------------------------------------
Net asset value at end of year ...............................   $19.38    $20.39    $16.97    $17.31    $ 12.13
                                                                 ===============================================
Total return(A) ..............................................    (4.95%)   20.15%    (1.96%)   42.70%    (31.78%)
                                                                 ===============================================
Net assets at end of year (000's) ............................   $2,288    $3,230    $3,064    $3,608    $ 2,463
                                                                 ===============================================
Ratio of net expenses to average net assets ..................     2.97%     2.97%     2.95%     2.84%      3.16%
Ratio of net investment loss to average net assets ...........    (2.24%)   (2.39%)   (2.38%)   (2.45%)    (2.71%)
Portfolio turnover rate ......................................      161%       80%       35%       47%        39%
Amount of debt outstanding at end of year (000's) ............      n/a       n/a       n/a       n/a    $    --
Average daily amount of debt outstanding
  during the year (000's) ....................................      n/a       n/a       n/a       n/a    $   242(B)
Average daily number of capital shares outstanding
  during the year (000's) ....................................      n/a       n/a       n/a       n/a      8,916(B)
Average amount of debt per share during the year .............      n/a       n/a       n/a       n/a    $  0.03(B)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                 ---------------------------------------------------
                                                                   2007       2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $ 20.60    $ 17.11    $ 17.39    $ 12.17    $ 17.78
                                                                 ---------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.54)     (0.40)     (0.40)     (0.37)     (0.36)
  Net realized and unrealized gains (losses) on investments ..     (0.43)      3.89       0.12       5.59      (5.25)
                                                                 ---------------------------------------------------
Total from investment operations .............................     (0.97)      3.49      (0.28)      5.22      (5.61)
                                                                 ---------------------------------------------------
Net asset value at end of year ...............................   $ 19.63    $ 20.60    $ 17.11    $ 17.39    $ 12.17
                                                                 ===================================================
Total return(A) ..............................................     (4.71%)    20.40%     (1.61%)    42.89%    (31.55%)
                                                                 ===================================================
Net assets at end of year (000's) ............................   $11,957    $22,412    $21,789    $28,470    $21,727
                                                                 ===================================================
Ratio of net expenses to average net assets ..................      2.71%      2.57%      2.61%      2.60%      2.87%
Ratio of net investment loss to
  average net assets .........................................     (2.00%)    (2.01%)    (2.04%)    (2.21%)    (2.42%)
Portfolio turnover rate ......................................       161%        80%        35%        47%        39%
Amount of debt outstanding at end of year (000's) ............       n/a        n/a        n/a        n/a    $    --
Average daily amount of debt outstanding
  during the year (000's) ....................................       n/a        n/a        n/a        n/a    $   242(B)
Average daily number of capital shares
  outstanding during the year (000's) ........................       n/a        n/a        n/a        n/a      8,916(B)
Average amount of debt per share during the year .............       n/a        n/a        n/a        n/a    $  0.03(B)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                 ------------------------------------------------
                                                                   2007      2006     2005     2004         2003
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $ 10.49   $  9.48   $ 9.10   $ 6.71      $  9.19
                                                                 ------------------------------------------------
Income (loss) from investment operations:
  Net investment income ......................................      0.11      0.06     0.11     0.07         0.06
  Net realized and unrealized gains (losses) on investments ..      0.91      0.96     0.38     2.37        (2.46)
                                                                 ------------------------------------------------
Total from investment operations .............................      1.02      1.02     0.49     2.44        (2.40)
                                                                 ------------------------------------------------
Dividends from net investment income .........................     (0.15)    (0.01)   (0.11)   (0.05)       (0.08)
                                                                 ------------------------------------------------
Net asset value at end of year ...............................   $ 11.36   $ 10.49   $ 9.48   $ 9.10      $  6.71
                                                                 ================================================
Total return(A) ..............................................      9.83%    10.74%    5.32%   36.41%      (26.19%)
                                                                 ================================================
Net assets at end of year (000's) ............................   $95,175   $25,693   $9,328   $8,783      $ 6,109
                                                                 ================================================
Ratio of net expenses to average net assets ..................      1.15%     1.00%    1.00%    0.97%(B)     1.00%
Ratio of net investment income to average net assets .........      0.97%     1.03%    1.18%    0.85%(B)     0.90%
Portfolio turnover rate ......................................        54%        6%       7%      10%          29%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.00% and the ratio of net investment income to average net assets would have been 0.82%.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------
                                                  PERIOD                                                  PERIOD
                                                   ENDED               YEAR ENDED MARCH 31,               ENDED
                                                 AUG. 11,     -------------------------------------     MARCH 31,
                                                  2006(A)      2006     2005     2004         2003       2002(B)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $10.35       $ 9.42   $ 9.04   $ 6.69      $  9.13        $ 9.50
                                                 ----------------------------------------------------------------
Income(loss) from investment operations:
  Net investment income ......................     0.01         0.03     0.04     0.01         0.01          0.02
  Net realized and unrealized gains
    (losses) on investments ..................    (0.24)        0.91     0.37     2.36        (2.45)        (0.37)
                                                 ----------------------------------------------------------------
Total from investment operations .............    (0.23)        0.94     0.41     2.37        (2.44)        (0.35)
                                                 ----------------------------------------------------------------
Dividends from net investment income .........    (0.04)       (0.01)   (0.03)   (0.02)        0.00(C)      (0.02)
                                                 ----------------------------------------------------------------
Net asset value at end of period .............   $10.08       $10.35   $ 9.42   $ 9.04      $  6.69        $ 9.13
                                                 ================================================================
Total return(D) ..............................    (2.22%)(E)    9.95%    4.55%   35.37%      (26.70%)       (3.60%)(E)
                                                 ================================================================
Net assets at end of period(000's) ...........   $1,639       $1,713   $1,665   $1,456      $   729        $  860
                                                 ================================================================
Ratio of net expenses to average net assets ..     1.90%(F)     1.75%    1.75%    1.72%(G)     1.75%         1.75%(F)
Ratio of net investment income to average net
  assets .....................................     0.30%(F)     0.26%    0.46%    0.10%(G)     0.18%         0.03%(F)
Portfolio turnover rate ......................       54%(F)        6%       7%      10%          29%            9%(F)

(A) On August 11, 2006, Class B shares were merged into Class A shares in connection with an Agreement and Plan of Reorganization approved by shareholders (see Note 8).

(B) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(C)   Amount rounds to less than $0.01 per share.

(D)   Total returns shown exclude the effect of applicable sales loads.

(E)   Not annualized.

(F)   Annualized

(G) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.07%.

FINANCIAL HIGHLIGHTS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------
                                                                  2007      2006     2005     2004         2003
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..........................  $10.39    $ 9.46   $ 9.08   $ 6.72      $ 9.13
                                                                 -----------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) ................................   (0.02)     0.03     0.04     0.01         0.01
  Net realized and unrealized gains (losses) on investments ...    0.96      0.91     0.37     2.37        (2.41)
                                                                 -----------------------------------------------
Total from investment operations ..............................    0.94      0.94     0.41     2.38        (2.40)
                                                                 -----------------------------------------------
Dividends from net investment income ..........................   (0.04)    (0.01)   (0.03)   (0.02)       (0.01)
                                                                 -----------------------------------------------
Net asset value at end of year ................................  $11.29    $10.39   $ 9.46   $ 9.08      $  6.72
                                                                 ===============================================
Total return(A) ...............................................    9.09%     9.91%    4.52%   35.38%      (26.32%)
                                                                 ===============================================
Net assets at end of year (000's) .............................  $4,231    $1,399   $1,675   $2,260      $   920
                                                                 ===============================================
Ratio of net expenses to average net assets ...................    1.90%     1.75%    1.75%    1.72%(B)    1.74%
Ratio of net investment income (loss) to average net assets ...   (0.26%)    0.26%    0.41%    0.13%(B)    0.18%
Portfolio turnover rate .......................................      54%        6%       7%      10%         29%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.10%.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                             THREE
                                                                                             MONTHS          YEAR ENDED
                                                               YEAR ENDED MARCH 31,          ENDED          DECEMBER 31,
                                                        --------------------------------   MARCH 31,     -----------------
                                                          2007        2006        2005      2004(A)        2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $ 23.26     $  19.84    $  17.31   $ 16.53       $ 12.19   $ 16.63
                                                        ------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ...............................      (0.04)      (0.02)      (0.02)    (0.03)        (0.07)    (0.12)
  Net realized and unrealized gains
    (losses) on investments .........................      (1.16)       3.44        2.55      0.81          4.41     (4.32)
                                                        ------------------------------------------------------------------
Total from investment operations ....................      (1.20)       3.42        2.53      0.78          4.34     (4.44)
                                                        ------------------------------------------------------------------
Net asset value at end of period ....................   $  22.06    $  23.26    $  19.84   $ 17.31       $ 16.53   $ 12.19
                                                        ==================================================================
Total return(B) .....................................      (5.16%)     17.24%      14.62%     4.72%(C)     35.60%   (26.70%)
                                                        ==================================================================
Net assets at end of period (000's) .................   $656,582    $838,120    $274,121   $69,860       $62,187   $13,831
                                                        ==================================================================
Ratio of net expenses to average net assets .........       1.16%       1.17%       1.26%     1.30%(D)      1.39%     1.49%
Ratio of net investment loss to average net assets ..      (0.16%)     (0.13%)     (0.23%)   (0.78%)(D)    (0.93%)   (0.82%)
Portfolio turnover ..................................        115%        104%        127%       60%(D)        60%      115%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  THREE
                                                                                                 MONTHS        PERIOD
                                                                       Year Ended March 31,       ENDED        ENDED
                                                                 ----------------------------   MARCH 31,    DECEMBER 31,
                                                                   2007       2006      2005     2004(A)      2003(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 22.83    $ 19.60   $ 17.24   $16.50             $15.45
                                                                 --------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.21)     (0.15)    (0.12)   (0.03)             (0.06)
  Net realized and unrealized gains (losses) on investments ..     (1.16)      3.38      2.48     0.77               1.11
                                                                 --------------------------------------------------------
Total from investment operations .............................     (1.37)      3.23      2.36     0.74               1.05
                                                                 --------------------------------------------------------
Net asset value at end of period .............................   $ 21.46    $ 22.83   $ 19.60   $17.24             $16.50
                                                                 ========================================================
Total return(C) ..............................................     (6.00%)    16.48%    13.69%    4.48%(D)           6.80%(D)
                                                                 ========================================================
Net assets at end of period (000's) ..........................   $26,669    $27,781   $10,579   $1,897             $1,003
                                                                 ========================================================
Ratio of net expenses to average net assets ..................      2.02%     2.08%      2.25%    2.25%(E)           2.22%(E)
Ratio of net investment loss to average net assets ...........     (0.98%)   (1.02%)    (1.23%)  (1.71%)(E)         (1.80%)(E)
Portfolio turnover rate ......................................       115%      104%       127%      60%(E)             60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       THREE
                                                                             YEAR ENDED                MONTHS      PERIOD
                                                                              MARCH 31,                ENDED        ENDED
                                                                 --------------------------------    MARCH 31,    DEC. 31,
                                                                   2007        2006         2005      2004(A)     2003(B)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $  22.88    $  19.62     $ 17.24    $16.50         $15.45
                                                                 ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................      (0.20)      (0.11)      (0.08)    (0.04)         (0.05)
  Net realized and unrealized gains (losses) on investments ..      (1.16)       3.37        2.46      0.78           1.10
                                                                 ---------------------------------------------------------
Total from investment operations .............................      (1.36)       3.26        2.38      0.74           1.05
                                                                 ---------------------------------------------------------
Net asset value at end of period .............................   $  21.52    $  22.88     $ 19.62    $17.24         $16.50
                                                                 =========================================================
Total return(C) ..............................................      (5.94%)     16.62%      13.81%     4.48%(D)       6.80%(D)
                                                                 =========================================================
Net assets at end of period (000's) ..........................   $190,261    $188,810     $48,446    $4,310         $2,465
                                                                 =========================================================
Ratio of net expenses to average net assets ..................       1.95%       1.98%       2.03%     2.25%(E)       2.21%(E)
Ratio of net investment loss to average net assets ...........      (0.92%)     (0.93%)     (0.97%)   (1.70%)(E)     (1.78%)(E)
Portfolio turnover rate ......................................        115%        104%        127%       60%(E)         60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                              YEAR       PERIOD
                                                             ENDED       ENDED
                                                           MARCH 31,   MARCH 31,
                                                              2007      2006(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .................    $ 10.19      $ 10.00
                                                            --------------------
Income from investment operations:
  Net investment income ................................       0.04         0.01
  Net realized and unrealized gains on investments .....       1.19         0.18
                                                            --------------------
Total from investment operations .......................       1.23         0.19
Less distributions:
  Dividends from net investment income .................      (0.04)          --
  Distributions from net realized gains ................      (0.23)          --
                                                            --------------------
Total distributions ....................................      (0.27)          --
                                                            --------------------
Net asset value at end of period .......................    $ 11.15      $ 10.19
                                                            ====================
Total return (B) .......................................      12.12%        1.90%(C)
                                                            ====================
Net assets at end of period (000's) ....................    $29,609      $11,684
                                                            ====================
Ratio of net expenses to average net assets ............       1.35%        1.30%(D)
Ratio of net investment income to average net assets ...       0.55%        1.34%(D)
Portfolio turnover rate ................................         57%          68%(D)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------
                                                                    YEAR       PERIOD
                                                                   ENDED       ENDED
                                                                 MARCH 31,   MARCH 31,
                                                                    2007      2006(A)
--------------------------------------------------------------------------------------
Net asset value at beginning of period .......................    $ 10.18       $10.00
                                                                  --------------------
Income (loss) from investment operations:
  Net investment income (loss) ...............................      (0.01)        0.00(B)
  Net realized and unrealized gains on investments ...........       1.17         0.18
                                                                  --------------------
Total from investment operations .............................       1.16         0.18
                                                                  --------------------
Less distributions:
  Dividends from net investment income .......................      (0.01)          --
  Distributions from net realized gains ......................      (0.24)          --
                                                                  --------------------
Total distributions ..........................................      (0.25)          --
                                                                  --------------------
Net asset value at end of period .............................    $ 11.09       $10.18
                                                                  ====================
Total return (C) .............................................      11.37%        1.80%(D)
                                                                  ====================
Net assets at end of period (000's) ..........................    $15,220       $  561
                                                                  ====================
Ratio of net expenses to average net assets ..................       2.10%        1.89%(E)
Ratio of net investment income (loss) to average net assets ..      (0.27%)       0.25%(E)
Portfolio turnover rate ......................................         57%          68%(E)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
------------------------------------------------------------------------------------------------
MICRO CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED          PERIOD
                                                                      MARCH 31,          ENDED
                                                                 -------------------   MARCH 31,
                                                                   2007        2006     2005(A)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 13.50     $ 11.07     $ 10.00
                                                                 -------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.20)      (0.10)      (0.06)
  Net realized and unrealized gains (losses) on investments ..     (0.32)       2.53        1.13
                                                                 -------------------------------
Total from investment operations .............................     (0.52)       2.43        1.07
                                                                 -------------------------------
Net asset value at end of period .............................   $ 12.98     $ 13.50     $ 11.07
                                                                 ===============================
Total return (B) .............................................     (3.85%)     21.95%      10.70%(C)
                                                                 ===============================
Net assets at end of period (000's) ..........................   $45,536     $61,915     $32,378
                                                                 ===============================
Ratio of net expenses to average net assets ..................      1.95%       1.95%       1.95%(D)
Ratio of net investment loss to average net assets ...........     (1.32%)     (1.08%)     (1.27%)(D)
Portfolio turnover rate ......................................        91%         90%        101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not Annualized.

(D)   Annualized.

MICRO CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED           PERIOD
                                                                      MARCH 31,           ENDED
                                                                 -------------------    MARCH 31,
                                                                    2007       2006      2005(A)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 13.33     $ 11.01      $ 10.00
                                                                 --------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.30)      (0.17)       (0.08)
  Net realized and unrealized gains (losses) on investments ..     (0.31)       2.49         1.09
                                                                 --------------------------------
Total from investment operations .............................     (0.61)       2.32         1.01
                                                                 --------------------------------
Net asset value at end of period .............................   $ 12.72     $ 13.33      $ 11.01
                                                                 ================================
Total return(B) ..............................................     (4.58%)     21.07%       10.10%(C)
                                                                 ================================
Net assets at end of period (000's) ..........................   $26,062     $33,310      $16,224
                                                                 ================================
Ratio of net expenses to average net assets ..................      2.70%       2.70%        2.70%(D)
Ratio of net investment loss to average net assets ...........     (2.07%)     (1.84%)      (2.07%)(D)
Portfolio turnover rate ......................................        91%         90%         101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not Annualized.

(D)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------------------
                                                                    2007        2006        2005       2004           2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $  24.02    $  21.42    $  21.73    $  13.89       $  19.52
                                                                 -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................      (0.14)      (0.12)      (0.16)      (0.13)         (0.14)
  Net realized and unrealized gains (losses) on investments ..       2.20        4.70        1.03        7.97          (5.29)
                                                                 -----------------------------------------------------------
Total from investment operations .............................       2.06        4.58        0.87        7.84          (5.43)
                                                                 -----------------------------------------------------------
Distributions from net realized gains ........................      (1.91)      (1.98)      (1.18)         --          (0.20)
                                                                 -----------------------------------------------------------
Net asset value at end of year ...............................   $  24.17    $  24.02    $  21.42    $  21.73       $  13.89
                                                                 ===========================================================
Total return(A) ..............................................       8.84%      22.21%       4.13%      56.44%        (27.90%)
                                                                 ===========================================================
Net assets at end of year (000's) ............................   $713,666    $639,501    $574,855    $458,524       $153,247
                                                                 ===========================================================
Ratio of net expenses to average net assets ..................       1.50%       1.50%       1.50%       1.49% (B)      1.50%
Ratio of net investment loss to average net assets ...........      (0.66%)     (0.57%)     (0.84%)     (0.93%)(B)     (1.07%)
Portfolio turnover ...........................................         58%         69%         85%         79%            62%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.50% and the ratio of net investment loss to average net assets would have been (0.94%).

MID CAP GROWTH FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                 ------------------------------------------------------
                                                                   2007       2006       2005       2004          2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $ 21.49    $ 19.50    $ 20.03    $ 12.53       $ 18.25
                                                                 ------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.30)     (0.26)     (0.29)     (0.25)        (0.14)
  Net realized and unrealized gains (losses) on investments ..      1.97       4.23       0.94       7.75         (5.38)
                                                                 ------------------------------------------------------
Total from investment operations .............................      1.67       3.97       0.65       7.50         (5.52)
                                                                 ------------------------------------------------------
Distributions from net realized gains ........................     (1.91)     (1.98)     (1.18)        --         (0.20)
                                                                 ------------------------------------------------------
Net asset value at end of year ...............................   $ 21.25    $ 21.49    $ 19.50    $ 20.03       $ 12.53
                                                                 ======================================================
Total return(A) ..............................................      8.04%     21.24%      3.37%     59.86%       (30.34%)
                                                                 ======================================================
Net assets at end of year (000's) ............................   $74,935    $79,552    $71,879    $64,918       $26,226
                                                                 ======================================================
Ratio of net expenses to average net assets ..................      2.25%      2.25%      2.25%      2.24% (B)     2.25%
Ratio of net investment loss to average net assets ...........     (1.42%)    (1.32%)    (1.60%)    (1.68%)(B)    (1.77%)
Portfolio turnover rate ......................................        58%        69%        85%        79%           62%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary epxense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                                  -----------------------------------------------------------
                                                                    2007        2006        2005        2004            2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..........................   $  21.51    $  19.51    $  20.04    $  12.55        $ 18.26
                                                                  -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................      (0.28)      (0.25)      (0.30)      (0.23)         (0.13)
   Net realized and unrealized gains (losses) on investments ..       1.95        4.23        0.95        7.72          (5.38)
                                                                  -----------------------------------------------------------
Total from investment operations ..............................       1.67        3.98        0.65        7.49          (5.51)
                                                                  -----------------------------------------------------------
Distributions from net realized gains .........................      (1.91)      (1.98)      (1.18)         --          (0.20)
                                                                  -----------------------------------------------------------
Net asset value at end of year ................................   $  21.27    $  21.51    $  19.51    $  20.04        $ 12.55
                                                                  ===========================================================
Total return(A) ...............................................       8.04%       21.28%      3.36%      59.68%        (30.27%)
                                                                  ===========================================================
Net assets at end of year (000's) .............................   $345,997    $327,867    $284,966    $252,021        $97,743
                                                                  ===========================================================
Ratio of net expenses to average net assets ...................       2.25%       2.25%       2.25%       2.24% (B)      2.25%
Ratio of net investment loss to average net assets ............      (1.41%)     (1.32%)     (1.60%)     (1.68%)(B)     (1.77%)
Portfolio turnover ............................................         58%         69%         85%         79%            62%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                            YEAR ENDED MARCH 31,                   ENDED
                                                                  ----------------------------------------       MARCH 31,
                                                                    2007       2006       2005       2004         2003(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 18.37    $ 15.25    $ 16.05    $  9.78         $ 10.00
                                                                  --------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (0.20)     (0.18)     (0.25)     (0.14)          (0.06)
   Net realized and unrealized gains (losses) on investments ..     (1.55)      3.30      (0.14)      6.78           (0.16)
                                                                  --------------------------------------------------------
Total from investment operations ..............................     (1.75)      3.12      (0.39)      6.64           (0.22)
                                                                  --------------------------------------------------------
Distributions from net realized gains .........................        --         --      (0.41)     (0.37)             --
                                                                  --------------------------------------------------------
Net asset value at end of period ..............................   $ 16.62    $ 18.37    $ 15.25    $ 16.05         $  9.78
                                                                  ========================================================
Total return(B) ...............................................     (9.53%)    20.46%     (2.43%)    68.02%          (2.20%)(C)
                                                                  ========================================================
Net assets at end of period (000's) ...........................   $32,662    $48,697    $37,675    $53,064         $15,230
                                                                  ========================================================
Ratio of net expenses to average net assets ...................      1.90%      1.95%      1.95%      1.89%(D)        1.95%(E)
Ratio of net investment loss to average net assets ............     (1.00%)    (1.18%)    (1.40%)    (1.34%)(D)      (1.61%)(E)
Portfolio turnover ............................................       243%       109%       114%       133%            128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.95% and ratio of net investment loss to average net assets would have been (1.40%).

(E)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               PERIOD
                                                                           YEAR ENDED MARCH 31,                 ENDED
                                                                  -------------------------------------       MARCH 31,
                                                                    2007      2006      2005      2004         2003(A)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 17.99    $14.99    $15.90    $ 9.75          $10.00
                                                                  -----------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (0.41)    (0.31)    (0.29)    (0.21)          (0.06)
   Net realized and unrealized gains (losses) on investments ..     (1.45)     3.31     (0.21)     6.73           (0.19)
                                                                  -----------------------------------------------------
Total from investment operations ..............................     (1.86)     3.00     (0.50)     6.52           (0.25)
                                                                  -----------------------------------------------------
Distributions from net realized gains .........................        --        --     (0.41)    (0.37)             --
                                                                  -----------------------------------------------------
Net asset value at end of period ..............................   $ 16.13    $17.99    $14.99    $15.90          $ 9.75
                                                                  =====================================================
Total return(B) ...............................................    (10.34%)   20.01%    (3.15%)   66.99%          (2.50%)(C)
                                                                  =====================================================
Net assets at end of period (000's) ...........................   $ 4,876    $9,858    $8,908    $7,831          $1,399
                                                                  =====================================================
Ratio of net expenses to average net assets ...................      2.66%     2.70%     2.70%     2.63%(D)        2.69%(E)
Ratio of net investment loss to average net assets ............     (1.75%)   (1.92%)   (2.13%)   (2.09%)(D)      (2.38%)(E)
Portfolio turnover ............................................       243%      109%      114%      133%            128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average neet assets would have been (2.16%).

(E)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                            YEAR ENDED MARCH 31,                   ENDED
                                                                  ----------------------------------------       MARCH 31,
                                                                    2007       2006       2005       2004         2003(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 18.01    $ 15.00    $ 15.91    $  9.74         $ 10.00
                                                                  --------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (0.47)     (0.32)     (0.29)     (0.21)          (0.07)
   Net realized and unrealized gains (losses) on investments ..     (1.39)      3.33      (0.21)      6.75           (0.19)
                                                                  --------------------------------------------------------
Total from investment operations ..............................     (1.86)      3.01      (0.50)      6.54           (0.26)
                                                                  --------------------------------------------------------
Distributions from net realized gains .........................        --         --      (0.41)     (0.37)             --
                                                                  --------------------------------------------------------
Net asset value at end of period ..............................   $ 16.15    $ 18.01    $ 15.00    $ 15.91         $  9.74
                                                                  ========================================================
Total return(B) ...............................................    (10.33%)    20.07%     (3.15%)    67.26%          (2.60%)(C)
                                                                  ========================================================
Net assets at end of period (000's) ...........................   $ 8,728    $20,964    $18,776    $14,596         $ 3,029
                                                                  ========================================================
Ratio of net expenses to average net assets ...................      2.67%      2.70%      2.70%      2.63%(D)        2.69%(E)
Ratio of net investment loss to average net assets ............     (1.77%)    (1.92%)    (2.12%)    (2.09%)(D)      (2.39%)(E)
Portfolio turnover ............................................       243%       109%       114%       133%            128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average net assets would have been (2.16%).

(E)   Annualized.

Touchstone Investments

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203


SHAREHOLDER SERVICE
1.800.543.0407


*     A Member of Western & Southern Financial Group(R)


The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments

P.O. Box 5354
Cincinnati, OH 45201-5354

1.800.543.0407

The SAI and Financial Reports are also available on the touchstone investments website at http://www.touchstoneinvestments.com Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.


Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by sending an e-mail request to: publicinfo@sec.gov.


Investment Company Act file no. 811-3651

                                                                  AUGUST 1, 2007

PROSPECTUS

TOUCHSTONE STRATEGIC TRUST - CLASS Y SHARES
Touchstone Diversified Small Cap Growth Fund
Touchstone Large Cap Growth Fund
Touchstone Micro Cap Growth Fund
Touchstone Small Cap Growth Fund

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Prospectus                                                        August 1, 2007


Touchstone Investments

      Class Y Shares (formerly Class I Shares)

Touchstone Diversified Small Cap Growth Fund

Touchstone Large Cap Growth Fund

Touchstone Micro Cap Growth Fund

Touchstone Small Cap Growth Fund

Each Fund is a series of Touchstone Strategic Trust (the "Trust"), a group of equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Funds Group Trust (formerly Constellation Funds), a group of equity and bond mutual funds, Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Constellation Institutional Portfolios, a group of institutional equity mutual funds and Touchstone Variable Series Trust, a group of variable series funds. Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors selects a sub-advisor(s) (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.

Table of Contents


                                                                            Page
                                                                            ----
Diversified Small Cap Growth Fund

Large Cap Growth Fund

Micro Cap Growth Fund

Small Cap Growth Fund

Investment Strategies and Risks

The Funds' Management

Investing With Touchstone

Distributions and Taxes

Financial Highlights

The Fund's Investment Goal

The Diversified Small Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A small cap company has a market capitalization of less than $2.5 billion. The Fund may invest in securities in the technology sector.

The Fund will generally hold approximately 80 - 120 stocks.

The Fund will invest in securities that the Sub-Advisor believes will capitalize on inefficiencies that exist in the small cap growth market by focusing on:

      o Companies that are experiencing improving long-term or cyclical fundamental trends;

      o    High quality, well-managed companies; and

      o    Companies with competitive business models

The Sub-Advisor employs a four-step investment process:

1. Proprietary Quantitative Selection Criteria - The small cap growth stock universe is analyzed through a quantitative model and stocks are given rankings along four dimensions: fundamental, risk, valuation and technical. This reduces the universe to a bullpen of approximately 300 stocks.

2. Fundamental Research - Bottom-up fundamental research is conducted on the resulting bullpen of stocks along several dimensions, such as earnings drivers (those factors that ultimately determine a company's ability to grow its earnings), business model (the strategy used in managing the business), and operating margins (the earnings a company produces before allocating interest expenses, taxes, depreciation, etc.).

3. Team Review - A portfolio manager recommends stocks after performing the fundamental research. Each portfolio manager specializes in one or more economic sectors, and is responsible for making recommendations within that sector. The entire investment team reviews this recommendation, determining whether to add it to the Fund along with the corresponding position weight, if applicable.

4. Portfolio Construction - The portfolio is constructed subject to guidelines and constraints. A risk overlay is added to ensure optimal positioning with respect to macroeconomic trends. Positions are consistently monitored and an annual intensive review is conducted to determine if drivers of growth are still present in each security.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o    If the stock market as a whole goes down

      o If the Sub-Advisor's investment approach does not accurately identify attractive investments

      o If the companies the Fund invests in do not grow as rapidly or increase in value as expected

      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

Performance Note

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in September 2006, there is no performance information included in this Prospectus.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund:

                                                                Shareholder Fees
                                                         (fees paid directly from your
                                                                   investment)
                                                  ------------------------------------------
                                                  There are no shareholder transaction fees.
                                                  ------------------------------------------
                                                         Annual Fund Operating Expenses
                                                          (expenses that are deducted
                                                                from Fund assets)
Management Fees                                                      1.05%
Other Expenses                                                       1.30%
  Administration Fees                                                0.20%
  Other Fees                                                         1.10%
Total Annual Fund Operating Expenses                                 2.35%
Less Fee Waiver and/or Expense Reimbursement(1)                      1.20%
Net Expenses                                                         1.15%


----------

(1) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.15%. This expense limitation will remain in effect until at least March 31, 2008.

EXAMPLE. This example is intended to help you compare the cost of investing in the Diversified Small Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           1 Year   3 Years   5 Years   10 Years
                           ------   -------   -------   --------
                            $117     $618      $1,146    $2,594



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goal

The Large Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company and up to 25% of its total assets in the securities of one industry. The Fund's investments may include companies in the technology sector.

The Fund is designed to achieve the highest possible returns while minimizing risk. The Sub-Advisor's selection process focuses on fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. The Sub-Advisor uses an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The Sub-Advisor mainly buys stocks of companies that it believes are poised to rise in price. The investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate and operating margin expansion.

The Sub-Advisor attempts to uncover stocks with strong return potential and acceptable risk characteristics. The Sub-Advisor uses its proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels that are reasonable for higher return rates. The Sub-Advisor then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with the best combination of growth ratios are blended into the Fund's portfolio.

Every quarter the Sub-Advisor evaluates its tests and re-weights their influence on the computer models as necessary. This allows the Sub-Advisor to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of the Sub-Advisor's reward/risk ratio and there are other available securities that do, the Sub-Advisor will probably sell the security that does not meet its criteria.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down


      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion


      o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued

      o If the quantitative stock screening process and risk/reward analysis is not accurate

      o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

      o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations. The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2006 to those of the Russell 1000 Growth Index. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


Large Cap Growth Fund - Class Y Total Return


 2005     2006
-----    -----
16.57%   -3.59%


                                                       Best Quarter:
                                                       3rd Quarter 2005    6.90%


                                                       Worst Quarter:
                                                       2nd Quarter 2006   -7.46%

The year-to-date return of the Fund's Class Y shares as of June 30, 2007 is 10.47%.


Average Annual Total Returns


For the periods ended December 31, 2006



                                                                          Since Class
                                                                 1 Year    Started(1)
                                                                 ------   -----------
Large Cap Growth Fund - Class Y
Return Before Taxes                                              -3.59%     8.34%
Return After Taxes on Distributions                              -3.59%     8.34%
Return After Taxes on Distributions and Sale of Fund Shares(2)   -2.33%     7.14%
Russell 1000 Growth Index(3)                                      9.07%     8.87%


----------
(1)   Class Y shares began operations on November 10, 2004.


(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund:


                                                                Shareholder Fees
                                                   (fees paid directly from your investment)
                                                  ------------------------------------------
                                                  There are no shareholder transaction fees.
                                                  ------------------------------------------
                                                         Annual Fund Operating Expenses
                                                          (expenses that are deducted
                                                                from Fund assets)
Management Fees                                                       0.71%
Other Expenses                                                        0.25%
  Administration Fees                                                 0.20%
  Other Fees                                                          0.05%
Total Annual Fund Operating Expenses                                  0.96%
Less Fee Waiver and/or Expense Reimbursement(1)                      (0.04)%
Net Expenses(2)                                                       1.00%


----------

(1) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.00%. This expense limitation will remain in effect until at least March 31, 2008.

(2) Net Expenses shown above reflect a change in the Fund's operating expenses that took effect on January 1, 2007 and will differ from the Net Expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2007. The actual Net Expenses for the Fund for the fiscal year ended March 31, 2007 were 0.90%.

EXAMPLE. This example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 Year   3 Years   5 Years   10 Years
                            ------   -------   -------   --------
                             $102      $310      $535     $1,182



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goal

The Micro Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies, and which, in the opinion of the Sub-Advisor, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund's investments may include securities in the technology sector.

The Sub-Advisor's unique equity selection process seeks to identify fast growing companies that are undervalued. The Sub-Advisor screens the universe of companies, using five quantitative factors:

1)    earnings growth

2) earnings strength - those companies that are expected to have the greatest increase in next year's earnings

3)    earnings revision

4)    price/earnings to growth ratio and

5)    cash flow to price

The Sub-Advisor then focuses on what it believes are the most promising industries and seeks to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts.

Stocks are ranked according to the above criteria to identify approximately 100 to 190 micro cap companies that the Sub-Advisor believes offer the best growth prospects and are selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, the Sub-Advisor attempts to identify profitable micro cap companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively, of the Fund's total assets. The Sub-Advisor reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is re-examined as a potential sale candidate. Additionally, securities of companies which in the Sub-Advisor's opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If the Sub-Advisor's selection process does not accurately identify attractive investments

      o If the market continually values the stocks in the Fund's portfolio lower than the Sub-Advisor believes they should be valued

      o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

      o Because securities of micro cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger companies

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and strategies under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations. The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2006 to those of the Russell 2000 Growth Index and the Russell Microcap Index. In March 2006, the Fund changed its benchmark from the Russell 2000 Growth Index to the Russell Microcap Index because the Russell Microcap Index more accurately reflects the Fund's portfolio composition. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


Micro Cap Growth Fund - Class Y Total Return


2005   2006
----   ----
4.24%  4.07%



                                                      Best Quarter:
                                                      1st Quarter 2006    11.56%

                                                      Worst Quarter:
                                                      2nd Quarter 2006   -10.95%

The year-to-date return of the Fund's Class Y shares as of June 30, 2007 is 8.61%.


Average Annual Total Returns


For the periods ended December 31, 2006



                                                                       Since Class
                                                              1 Year    Started(1)
                                                              ------   -----------
Micro Cap Growth Fund - Class Y
Return Before Taxes                                             4.07%     12.12%
Return After Taxes on Distributions                             4.07%     12.12%
Return After Taxes on Distributions and Sale of Fund Shares     2.65%     10.41%
Russell Microcap Index(2)                                      16.54%     14.61%
Russell 2000 Growth Index(3)                                   13.35%     13.55%


----------
(1)   Class Y shares began operations on October 4, 2004.


(2) The Russell Microcap Index measures the performance of the microcap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund:


                                                               Shareholder Fees
                                                   (fees paid directly from your investment)
                                                  There are no shareholder transaction fees.
                                                  ------------------------------------------
                                                        Annual Fund Operating Expenses
                                                          (expenses that are deducted
                                                               from Fund assets)
                                                  ------------------------------------------
Management Fees                                                      1.25%
Other Expenses                                                       3.28%
  Administration Fees                                                0.20%
  Other Fees                                                         3.08%
Total Annual Fund Operating Expenses                                 4.53%
Less Fee Waiver and/or Expense Reimbursement(1)                      2.83%
Net Expenses                                                         1.70%


----------

(1) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.70%. This expense limitation will remain in effect until at least March 31, 2008.

EXAMPLE. This example is intended to help you compare the cost of investing in Class Y shares of the Micro Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class Y shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 Year   3 Years   5 Years   10 Years
                      ------   -------   -------   --------
                       $173     $1,113    $2,062     $4,474


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Investment Goal

The Small Cap Growth Fund seeks long-term growth of capital.

Its Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A small cap company has a market capitalization of less than $1.5 billion. The Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000 Index.

The Fund is sub-advised by two separate management teams, a small cap team and a micro cap team. The Sub-Advisors employ a growth-oriented approach to equity investment management and seek to invest in high-quality, reasonably priced companies believed to have above average earnings growth prospects. The Fund's investments may include securities in the technology sector.

The small cap management team will sell a security when it reaches its growth rate calculated on a price-to-earnings basis. The micro cap management team will continually evaluate for sale securities of companies it believes are overvalued, have lost earnings momentum, or are in industries no longer expected to perform well. Any position that has declined 15-20% from its cost or recent high will be evaluated as a potential sale candidate by both management teams.

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If the Sub-Advisors' investment approach does not accurately identify attractive investments

      o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Small Cap Growth Fund by showing its Class Y performance (before taxes) during each full calendar year of operations. The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2006 to those of the Russell 2000 Growth Index. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Small Cap Growth Fund - Class Y Total Return


2005   2006
----   ----
1.74%  2.44%



                                                     Best Quarter:
                                                     1st Quarter 2006   12.88%

                                                     Worst Quarter:
                                                     2nd Quarter 2006  -12.93%

The year-to-date return of the Fund's Class Y shares as of June 30, 2007 is 5.96%.


Average Annual Total Returns


For the periods ended December 31, 2006



                                                                       Since Class
                                                              1 Year    Started(1)
                                                              ------   -----------
Small Cap Growth Fund - Class Y
Return Before Taxes                                             2.44%      4.39%
Return After Taxes on Distributions                             2.44%      4.12%
Return After Taxes on Distributions and Sale of Fund Shares     1.59%      3.63%
Russell 2000 Growth Index(2)                                   13.35%     10.98%


----------
(1)   Class Y shares began operations on May 5, 2004.


(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund:


                                                               Shareholder Fees
                                                   (fees paid directly from your investment)
                                                  There are no shareholder transaction fees.
                                                  ------------------------------------------
                                                        Annual Fund Operating Expenses
                                                          (expenses that are deducted
                                                               from Fund assets)
                                                  ------------------------------------------
Management Fees                                                      1.25%
Other Expenses                                                       0.41%
  Administration Fees                                                0.20%
  Other Fees                                                         0.21%
Total Annual Fund Operating Expenses                                 1.66%
Less Fee Waiver and/or Expense Reimbursement(1)                      0.36%
Net Expenses(2)                                                      1.30%


----------

(1) Effective August 1, 2007, Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.30%. This expense limitation will remain in effect until at least March 31, 2008.

(2) Net Expenses shown above reflect a change in the Fund's operating expenses that took effect on January 1, 2007 and will differ from the Net Expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2007. The actual Net Expenses for the Fund for the fiscal year ended March 31, 2007 were 1.55%.

EXAMPLE. This example is intended to help you compare the cost of investing in Class Y shares of the Small Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class Y shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 Year   3 Years   5 Years   10 Years
                      ------   -------   -------   --------
                       $132      $488      $868     $1,935



What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Can a Fund Depart From its Normal Investment Strategies?


Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Sub-Advisor is unable to identify attractive investment opportunities. A Fund's temporary investments may include debt securities, money market instruments, repurchase agreements, commercial paper, U.S. Government securities or cash equivalents. During these times, a Fund may not achieve its investment goal.

Do the Funds Engage in Active Trading of Securities?

Each Fund may engage in active trading to achieve its investment goal. This may cause a Fund to realize higher capital gains, which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower the Fund's performance.

Can a Fund Change its Investment Goal Without Shareholder Approval?

Each Fund may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

Do the Funds Have Other Investment Strategies, in Addition to their Principal Investment Strategies?

DIVERSIFIED SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND AND SMALL CAP GROWTH FUND. Each Fund may also invest in:

      o     Initial public offerings

      o     Securities of foreign companies

      o American depositary receipts ("ADRs"), American depositary shares ("ADSs") and other depositary receipts

      o     Securities of companies in emerging market countries

      o     Cash equivalents

      o     Other investment companies

LARGE CAP GROWTH FUND.  The Fund may also invest in:

      o     ADRs (up to 15% of total assets)

      o     Investment grade debt securities, cash or cash equivalents

      o     Other investment companies

Additional Information About Fund Investments

FOREIGN COMPANIES are companies that meet all of the following criteria:

      o     They are organized under the laws of a foreign country

      o     They maintain their principal place of business in a foreign country

      o The principal trading market for their securities is located in a foreign country

      o They derive at least 50% of their revenues or profits from operations in foreign countries

      o     They have at least 50% of their assets located in foreign countries

ADRS, ADSS AND OTHER DEPOSITARY RECEIPTS. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges.

"LARGE CAP," "SMALL CAP," "MICRO CAP," COMPANIES. Generally companies are categorized as follows:

      o A large cap company has a market capitalization of more than $10 billion.

      o A small cap company has a market capitalization of less than $1.5 billion.

      o A micro cap company has a market capitalization of between $30 and $500 million.

The definition of small cap company does not apply to the Diversified Small Cap Growth Fund. The Sub-Advisor of that Fund considers companies with a market capitalization of less than $2.5 billion to be small cap companies.

UNDERVALUED STOCKS. A stock is considered undervalued if the Sub-Advisor believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include:

      o     Price relative to earnings

      o     Price relative to cash flow

      o     Price relative to financial strength

EMERGING MARKET COUNTRIES are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

      o     It is organized under the laws of an emerging market country

      o It maintains its principal place of business in an emerging market country

      o The principal trading market for its securities is located in an emerging market country

      o It derives at least 50% of its revenues or profits from operations within emerging market countries

      o It has at least 50% of its assets located in emerging market countries

INVESTMENT GRADE DEBT SECURITIES are generally rated BBB or better by Standard & Poor's Rating Service and Fitch Ratings or Baa or better by Moody's Investors Service, Inc.

OTHER INVESTMENT COMPANIES. The Funds may invest in securities issued by other investment companies. Touchstone Advisors has received an exemptive order from the SEC that permits the Funds to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its total assets in affiliated money market funds, subject to that Fund's investment limitations and certain other conditions pursuant to the exemptive order.

What are the Principal Risks of Investing in the Funds?

MARKET RISK (ALL FUNDS). Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into four broad market capitalization categories - large cap, mid cap, small cap and micro cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of large cap companies appear to be greatly out of proportion to the valuations of smaller cap companies, investors may migrate to the stocks of smaller sized companies, causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. The price of stocks tends to go up and down more than the price of bonds.

      o LARGE CAP COMPANIES (LARGE CAP GROWTH FUND). Large cap stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

      o SMALL CAP COMPANIES (DIVERSIFIED SMALL CAP GROWTH FUND AND SMALL CAP GROWTH FUND). Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

      o MICRO CAP COMPANIES (MICRO CAP GROWTH FUND). Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

      o TECHNOLOGY SECURITIES (ALL FUNDS). The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

NON-DIVERSIFICATION RISK (LARGE CAP GROWTH FUND). A non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because the Fund's holdings may be concentrated in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.


CONCENTRATION RISK (LARGE CAP GROWTH FUND). The performance of a fund that concentrates its investments may be closely tied to the performance of companies in a limited number of sectors. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of concentrated investments may be more volatile than the price movements of more broadly diversified investments.


INVESTMENT STYLE RISK (ALL FUNDS). Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

What are Some of the Other Risks of Investing in the Funds?

FOREIGN RISK (DIVERSIFIED SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND AND SMALL CAP GROWTH FUND). Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

      o EMERGING MARKET COUNTRIES (DIVERSIFIED SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND AND SMALL CAP GROWTH FUND). Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

DEBT SECURITY RISK (LARGE CAP GROWTH FUND). Debt securities are subject to the risk that their market value will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

INITIAL PUBLIC OFFERING ("IPO") RISK (DIVERSIFIED SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND AND SMALL CAP GROWTH FUND). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

Where Can I Find Information About the Funds' Portfolio Holdings Disclosure Policies?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information ("SAI").

Investment Advisor

Touchstone Advisors, Inc. ("Touchstone Advisors")
303 Broadway, Suite 1100, Cincinnati, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of June 30, 2007, Touchstone Advisors had approximately $8.2 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's Sub-Advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a Sub-Advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance over 5 years or more

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service

Touchstone Advisors will also continually monitor each Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each Sub-Advisor. Touchstone Advisors provides evaluations and recommendations to the Board of Trustees, including whether or not a Sub-Advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a Sub-Advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a Sub-Advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisor(s).

Two or more Sub-Advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Sub-Advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each Sub-Advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisory arrangements.

Touchstone Advisors is also responsible for running all of the operations of each Fund, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent, accounting agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone Advisors pays sub-advisory fees to each Sub-Advisor from it's advisory fee (the fee to be paid by the Diversified Small Cap Growth Fund during the current fiscal year is shown in the table below):



Name of Fund                        Annual Fee Rate
---------------------------------   ---------------
Diversified Small Cap Growth Fund        1.05%
Large Cap Growth Fund                    0.71%
Micro Cap Growth Fund                    1.25%
Small Cap Growth Fund                    1.25%



Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit the Funds' annual operating expenses. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, are excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until March 31, 2008.



Diversified Small Cap Growth Fund   - Class Y   1.15%
Large Cap Growth Fund               - Class Y   1.00%
Micro Cap Growth Fund               - Class Y   1.70%
Small Cap Growth Fund               - Class Y   1.30%


Sub-Advisors

The Sub-Advisors make the daily decisions regarding buying and selling specific securities for the Funds. Each Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies.

Sub-Advisor to the Diversified Small Cap Growth Fund

Fort Washington Investment Advisors, Inc. ("FWIA")
The Huntington Center, 41 South High Street, Suite 2495
Columbus, Ohio 43215


FWIA has been a registered investment advisor since 1990 and has managed the Fund since its inception. The Fund is managed by the Growth Team of FWIA, which consists of four members. The Growth Team makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. The four members of the Growth Team are listed below.

Richard R. Jandrain III, Managing Director - Growth Equity. Mr. Jandrain joined FWIA in 2004 as Managing Director, Vice President and Senior Portfolio Manager. He was Chief Equity Strategist, Chief Investment Officer of Equities with Banc One Investment Advisors Corporation from 1992 to 2004.

Daniel J. Kapusta, Senior Portfolio Manager. Mr. Kapusta joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Growth Team Leader, Portfolio Manager and Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1992 to 2004.


David K. Robinson, CFA, Senior Portfolio Manager. Mr. Robinson joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1994 to 2004.

Bihag Patel, CFA, Senior Portfolio Manager. Mr. Patel joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Analyst with Banc One Investment Advisors Corporation from 1998 to 2004.


FWIA is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep FWIA as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of FWIA, to reduce the possibility of a conflict of interest situation.


Historical Performance of FWIA's Diversified Small Cap Growth Style Private Account FWIA has been managing small cap growth stocks since 2005, and has done considerable modeling in this style. It began managing one account using this strategy on January 1, 2005. This account and the Diversified Small Cap Growth Fund have substantially similar investment objectives, policies and strategies. The information for the account is provided to show the past performance of FWIA in managing the account, as measured against a specified market index. The performance of the account managed by FWIA does not represent the historical performance of the Diversified Small Cap Growth Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed account is not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed account. The results for different periods may vary.

FWIA provided the information used in making the performance calculations. The account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The account is valued at least quarterly, and periodic returns are mathematically linked. The performance is shown both gross and net of the estimated sales load of 5.75%, which is the maximum sales load for the Class A shares (Class A shares are offered in a separate prospectus) of the Diversified Small Cap Growth Fund, and expenses of 1.40%, which are the expenses estimated for the first year of the operation of the Class A shares of the Diversified Small Cap Growth Fund. Results include the reinvestment of dividends and capital gains.

This method of calculating performance of the select accounts differs from the SEC's standardized methodology to calculate performance and results in a total return different from that derived from the standardized methodology.



                                  Diversified            Diversified
                               Small Cap Growth       Small Cap Growth
                               Style-Account(1)       Style-Account(1)
                             (including estimated   (excluding estimated                     Diversified
                                 expenses and           expenses and         Russell 2000     Small Cap
                                  sales load)            sales load)       Growth Index(2)   Growth Fund
                             --------------------   --------------------   ---------------   -----------
12-month period ended
  March 31, 2007                     0.75%                  7.40%                1.57%           n/a
Since inception of account
  January 1, 2005 through
  March 31, 2007                     9.11%                 12.52%                8.83%           n/a


----------

(1) On January 1, 2005, FWIA began managing this style with one account totaling $50.27 million. As of March 31, 2007, the account totaled approximately $143.7 million.


(2) The Russell 2000 Growth Index is a widely recognized, unmanaged index of common stock prices. The Index reflects the total return of securities comprising the Index, including changes in market price as well as accrued income, which is presumed to be reinvested. Performance figures for the Index do not reflect the deduction of transaction costs or expenses, including management fees.

Sub-Advisor to the Large Cap Growth Fund

Navellier & Associates, Inc. ("Navellier")
One East Liberty, Third Floor, Reno, NV 89501

Navellier has been a registered investment advisor since 1987 and has managed the Fund since 2004. Its sister company, Navellier Management, Inc. managed the Fund from its inception until 2004. Shawn C. Price is the primary manager and Louis G. Navellier is the secondary manager of the Fund and both have managed the Fund since its inception. Mr. Price has been a Portfolio Manager for Navellier since 1991 and Mr. Navellier has been the Chief Executive Officer of Navellier since 1987.

Sub-Advisor to the Micro Cap Growth Fund

Bjurman, Barry & Associates ("Bjurman")
10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067

Bjurman has been registered as an investment advisor since 1970. O. Thomas Barry III, CFA, CIC and Stephen W. Shipman, CFA, have joint and primary responsibility for managing the Fund. Mr. Barry is the Chief Investment Officer and Senior Executive Vice President of Bjurman and has worked at Bjurman since 1978. Mr. Shipman is the Director of Research and Executive Vice President and has worked at Bjurman since 1993. Bjurman and its portfolio managers have managed the Fund since its inception.

Sub-Advisors to the Small Cap Growth Fund

The Small Cap Growth Fund's assets are allocated between two Sub-Advisors, each investing in a different market capitalization. Longwood Investment Advisors, Inc. manages approximately 70% of the Fund's assets consisting of small cap stocks and Bjurman, Barry & Associates manages approximately 30% of the Fund's assets consisting of micro cap stocks. The allocations may be larger or smaller at various times.


Longwood Investment Advisors, Inc. ("Longwood")
One International Place, Suite 2601, Boston, MA 02110

Longwood has been a registered investment advisor since 1995 and has managed the portion of the Fund's assets allocated to Longwood since the Fund's inception. Robert Davidson, CFA, is the Chief Investment Officer and founded Longwood in 1995. He has managed the Fund since its inception.


Bjurman, Barry & Associates ("Bjurman")
10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067

Bjurman has been a registered investment advisor since 1970 and has managed the portion of the Fund's assets allocated to Bjurman since the Fund's inception. O. Thomas Barry III, CFA, CIC and Stephen W. Shipman, CFA, have joint and primary responsibility for managing the Fund and have managed the Fund since its inception. Mr. Barry is the Chief Investment Officer and Senior Executive Vice President and has worked at Bjurman since 1978. Mr. Shipman is the Director of Research and Executive Vice President and has worked at Bjurman since 1993.

Sub-Advisory Fees

The fee paid by Touchstone Advisors to each Sub-Advisor during the Fund's most recent fiscal year (and the fee to be paid by the Diversified Small Cap Growth Fund during the current fiscal year) is shown in the table below:

Name of Fund                                Annual Fee Rate
-----------------------------------------   ---------------
Diversified Small Cap Growth Fund - FWIA*        0.50%
Large Cap Growth Fund - Navellier                0.39%
Micro Cap Growth Fund - Bjurman                  0.85%
Small Cap Growth Fund**
  Longwood                                       0.85%
  Bjurman                                        0.90%


----------

* The Board of Trustees approved a change to the Fund's sub-advisory fee schedule effective August 15, 2007. Under the previous schedule, Touchstone Advisors paid FWIA a fee of 0.65% of the Fund's average daily net assets. Under the new schedule, Touchstone Advisors pays FWIA a fee of 0.50% of the Fund's average daily net assets.

** Effective January 1, 2007, the Small Cap Growth Fund's sub-advisory fees were voluntarily reduced to 0.60% of average daily net assets allocated to Longwood and 0.65% of average daily net assets allocated to Bjurman. These voluntary fee reductions will be in effect until at least January 1, 2008.

The SAI provides additional information about each portfolio manager's compensation, other managed accounts and ownership of securities in their managed Fund(s). A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements is in the Trust's March 31, 2007 Annual Report.


SHARE CLASS OFFERINGS. Each Fund currently offers different classes of shares, as shown in the table below. The Funds' Class A, Class B and Class C shares are offered in a separate prospectus. For information about these shares, call Touchstone at 1.800.543.0407 or call your financial adviser.


                                    Class A   Class B   Class C   Class Y
                                    -------   -------   -------   -------
Diversified Small Cap Growth Fund      X                   X         X
Large Cap Growth Fund                  X         X         X         X
Micro Cap Growth Fund                  X                   X         X
Small Cap Growth Fund                  X         X         X         X


DEALER COMPENSATION. Touchstone Securities, Inc. ("Touchstone"), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone or through your financial institution. If you purchase directly from Touchstone, you must complete an investment application. You can obtain an investment application from Touchstone, your financial institution, or by visiting our website at touchstoneinvestments.com.

MINIMUM INVESTMENT REQUIREMENTS. The minimum initial investment in Class Y shares of the Funds is $250,000. There is no minimum for additional purchases of Class Y shares. Touchstone may change these initial and additional investment minimums at any time.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

o INVESTOR ALERT: Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

Through Touchstone - By mail

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Funds.

Through your financial institution

o You may invest in Class Y shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your Class Y shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds' behalf.

o Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

o     For more information about how to purchase shares, call Touchstone at
      1.800.543.0407 or call your financial institution.

Through a Processing Organization

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in a Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Processing Purchase Orders

o Touchstone considers a purchase order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

o Purchase orders received by Touchstone, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's net asset value ("NAV"). Purchase orders received by Touchstone, or its authorized agent, after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial institution at the address printed on your account statement. Your financial institution is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Banks may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

Purchases with Securities

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in Class Y shares of the Fund without a fee. Dividends and capital gains will be reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Funds.

Selling Your Shares

You may sell some or all of your shares through Touchstone or through your financial institution on any day that the Funds calculate their NAV. If your request is received by Touchstone, or its authorized agent, in proper form by the close of regular trading on the NYSE (normally 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone - By telephone

o You can sell your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that are communicated by authorized persons. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

Through Touchstone - By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

Through Touchstone - By wire

o     Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.


o     You may also be charged a fee by your bank.


o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through Touchstone - Systematic Withdrawal Plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no special fee for this service.

[GRAPHIC] SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial institution or processing organization

o You may also sell shares by contacting your financial institution or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial institution or, if applicable, the processing organization.

o Your financial institution or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your financial institution will be required to provide an original Medallion Signature Guaranteed letter of instruction to Touchstone in order to redeem shares in amounts of $100,000 or more.

[GRAPHIC] SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

o INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations, such as from a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you or your financial institution within 7 days (normally within 3 business days) after receipt of a proper request. Proceeds that are sent to your financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

      o When the NYSE is closed on days other than customary weekends and holidays

      o     When trading on the NYSE is restricted

      o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

      o     During any other time when the SEC, by order, permits


LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

Market Timing Policy


Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.


Householding Policy

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Pricing of Fund Shares

Each Fund's share price (also called "NAV") is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next share price determined after your purchase or sale order is received in proper form by Touchstone or your financial institution.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

      o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

      o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

      o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

      o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

      o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing under the following circumstances, among others:

      o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.


      o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent training.


      o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

[GRAPHIC] SPECIAL TAX CONSIDERATION

      You should consult your tax advisor to address your own tax situation.


Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by a Fund will be made at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203.


Tax Information

DISTRIBUTIONS. The Funds may make distributions of dividends that may be taxed at different rates depending on the length of time a Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2007 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling
1.800.543.0407. The Annual Report has been incorporated by reference into the SAI.

DIVERSIFIED SMALL CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                        PERIOD
                                                                        ENDED
                                                                       MARCH 31,
                                                                        2007 (A)
                                                                       ---------
Net asset value at beginning of period .............................      $10.00
                                                                          ------
Income (loss) from investment operations:
    Net investment loss ............................................       (0.05)
    Net realized and unrealized gains on investments ...............        1.71
                                                                          ------
Total from investment operations ...................................        1.66
                                                                          ------
Net asset value at end of period ...................................      $11.66
                                                                          ======
Total return .......................................................       16.60%(B)
                                                                          ======
Net assets at end of period (000's) ................................      $6,128
                                                                          ======
Ratio of net expenses to average net assets ........................        1.15%(C)
Ratio of net investment loss to average net assets .................       (0.90%)(C)
Portfolio turnover rate ............................................          86%(C)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Not annualized.

(C)   Annualized.

LARGE CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------
                                                                      YEAR ENDED        PERIOD
                                                                       MARCH 31,         ENDED
                                                                  ------------------   MARCH 31
                                                                     2007     2006      2005(A)
                                                                  -----------------------------
Net asset value at beginning of period ........................   $ 23.33    $ 19.86    $ 18.34
                                                                  -----------------------------
Income (loss) from investment operations:
   Net investment income ......................................      0.06       0.03       0.01
   Net realized and unrealized gains (losses) on investments ..     (1.20)      3.44       1.51
                                                                  -----------------------------
Total from investment operations ..............................     (1.14)      3.47       1.52
                                                                  -----------------------------
Net asset value at end of period ..............................   $ 22.19    $ 23.33    $ 19.86
                                                                  =============================
Total return ..................................................     (4.89%)    17.47%      8.29%(B)
                                                                  =============================
Net assets at end of period (000's) ...........................   $40,044    $66,655    $43,279
                                                                  =============================
Ratio of net expenses to average net assets ...................      0.90%      0.93%      1.01%(C)
Ratio of net investment income to average net assets ..........      0.13%      0.12%      0.21%(C)
Portfolio turnover rate .......................................       115%       104%       127%(C)

(A) Represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-------------------------------------------------------------------------------------------------
MICRO CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED           PERIOD
                                                                      MARCH 31,           ENDED
                                                                 -------------------    MARCH 31,
                                                                   2007        2006      2005(A)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 13.70     $ 11.16       $ 9.89
                                                                 --------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.21)      (0.03)       (0.13)
  Net realized and unrealized gains (losses) on investments ..     (0.28)       2.57         1.40
                                                                 --------------------------------
Total from investment operations .............................     (0.49)       2.54         1.27
                                                                 --------------------------------
Net asset value at end of period .............................   $ 13.21     $ 13.70       $11.16
                                                                 ================================
Total return .................................................     (3.58%)     22.76%       12.84%(B)
                                                                 ================================
Net assets at end of period (000's) ..........................   $   440     $   676       $   --(C)
                                                                 ================================
Ratio of net expenses to average net assets ..................      1.70%       1.55%        1.55%(D)
Ratio of net investment loss to average net assets ...........     (1.05%)     (0.77%)      (2.34%)(D)
Portfolio turnover rate ......................................        91%         90%         101%(D)

(A) Represents the period from commencement of operations (October 4, 2004) through March 31, 2005.

(B)   Not Annualized.

(C)   Amount rounds to less than $1,000.

(D)   Annualized.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED         PERIOD
                                                                       MARCH 31,           ENDED
                                                                  -------------------    MARCH 31,
                                                                    2007       2006       2005(A)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 18.49    $  15.31      $ 15.37
                                                                  --------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (1.24)      (0.07)       (0.05)
   Net realized and unrealized gains (losses) on investments ..     (0.43)       3.25         0.40
                                                                  --------------------------------
Total from investment operations ..............................     (1.67)       3.18         0.35
                                                                  --------------------------------
Distributions from net realized gains .........................        --          --        (0.41)
                                                                  --------------------------------
Net asset value at end of period ..............................   $ 16.82    $  18.49      $ 15.31
                                                                  ================================
Total return ..................................................     (9.03%)     20.77%        2.29%(B)
                                                                  ================================
Net assets at end of period (000's) ...........................   $16,006    $350,323      $82,846
                                                                  ================================
Ratio of net expenses to average net assets ...................      1.55%       1.55%        1.55%(C)
Ratio of net investment loss to average net assets ............     (0.82%)     (0.77%)      (0.95%)(C)
Portfolio turnover ............................................       243%        109%         114%(C)

(A) Represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

Touchstone Investments

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203


SHAREHOLDER SERVICE
1.800.543.0407


*     A Member of Western & Southern Financial Group(R)


The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:


Touchstone Investments
P.O. Box 5354
Cincinnati, OH 45201-5354
1.800.543.0407


The SAI and Financial Reports are also available on the touchstone investments website at http://www.touchstoneinvestments.com


Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.



Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by sending an e-mail request to: publicinfo@sec.gov.


Investment Company Act file no. 811-3651

                           TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 1, 2007

                        DIVERSIFIED SMALL CAP GROWTH FUND
                            GROWTH OPPORTUNITIES FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                              MICRO CAP GROWTH FUND
                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Strategic Trust (the "Trust") and should be read together with the Funds' Prospectuses dated August 1, 2007. The Funds' financial statements contained in the Trust's Annual Report and Semiannual Report, are incorporated by reference into and are deemed to be a part of this SAI. You may receive a copy of a Fund's Prospectus or the Trust's most recent Annual or Semiannual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1-800-543-0407, in Cincinnati 362-4921, or
by visiting our website at touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE TRUST................................................................
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS............................
INVESTMENT LIMITATIONS...................................................
TRUSTEES AND OFFICERS....................................................
THE INVESTMENT ADVISOR ..................................................
THE SUB-ADVISORS.........................................................
PORTFOLIO MANAGERS.......................................................
PROXY VOTING PROCEDURES..................................................
THE DISTRIBUTOR..........................................................
DISTRIBUTION PLANS.......................................................
SECURITIES TRANSACTIONS..................................................
CODE OF ETHICS...........................................................
PORTFOLIO TURNOVER.......................................................
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.....................
CHOOSING A SHARE CLASS...................................................
OTHER PURCHASE AND REDEMPTION INFORMATION................................
TAXES....................................................................
PRINCIPAL SECURITY HOLDERS...............................................
CUSTODIAN................................................................
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................
TRANSFER AND SUB-ADMINISTRATIVE AGENT....................................
FINANCIAL STATEMENTS.....................................................
APPENDIX.................................................................

THE TRUST


Touchstone Strategic Trust (the "Trust"), an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers eight series of shares to investors: the Diversified Small Cap Growth Fund, the Growth Opportunities Fund, the Large Cap Core Equity Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Micro Cap Growth Fund, the Mid Cap Growth Fund, and the Small Cap Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). This SAI contains information about each Fund. Each Fund has its own investment goal and policies.

Touchstone Advisors, Inc. (the "Advisor") is the investment manager and administrator for each Fund. The Advisor has selected a sub-advisor(s) (individually, a "Sub-Advisor," collectively, the "Sub-Advisors") to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan Chase Bank, N.A. ("JPMorgan"). Touchstone Securities, Inc. (the "Distributor") is the principal distributor of the Funds' shares. The Distributor and certain Sub-Advisors are affiliates of the Advisor.


Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, the Mid Cap Growth Fund succeeded to the assets and liabilities of another mutual fund with the same name that was a series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of the Fund and its predecessor fund are substantially identical.

Pursuant to an Agreement and Plan of Reorganization dated June 30, 2003, the Large Cap Growth Fund series of the Trust was reorganized by acquiring the Navellier Millennium Large Cap Growth Portfolio and the Navellier Performance Large Cap Growth Portfolio. The investment goal and fundamental restrictions of the Touchstone Large Cap Growth Fund did not change, but certain investment strategies changed as a result of the reorganization. The financial data and performance for the Large Cap Growth Fund are carried forward from the Navellier Performance Large Cap Growth Portfolio.

Pursuant to an Agreement and Plan of Reorganization dated May 18, 2006, between the Large Cap Core Equity Fund and the Value Plus Fund, the Large Cap Core Equity Fund acquired all of the assets and liabilities of the Value Plus Fund and the Value Plus Fund was terminated as a series of the Trust on August 14, 2006.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.


Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares, Class C shares and Class Y shares (formerly Class I shares) of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares;
(iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

Each Fund has its own investment goals, strategies and related risks. There can be no assurance that a Fund's investment goals will be met. The investment goals and practices of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. The investment restrictions of the Funds are fundamental and can only be changed by vote of a majority of the outstanding shares of the applicable Fund. A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Strategies and Risks") appears below:

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally would increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.


In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.


A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC's restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund's net assets.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association ("FNMA"); or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.


Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.


Collateralized Mortgage Obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Funds' restrictions on investments in illiquid instruments will apply.


STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately issued but collateralized by, securities issued by the Government National Mortgage Association ("GNMA"), FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.


Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Funds' restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Each Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      o RULE 144A SECURITIES. The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASDAQ").

            A Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could increase and the Fund could be adversely affected.

      o SECTION 4(2) COMMERCIAL PAPER. A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by
            Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including
            Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Mid Cap Growth Fund may invest up to 20% of its total assets in securities of foreign issuers. The Large Cap Growth Fund may invest up to 15% of its total assets in foreign securities traded on the U.S. market. The Large Cap Value Fund may invest in common stocks of foreign large cap companies.

EMERGING MARKET COUNTRIES. Emerging market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries. The Mid Cap Growth Fund may invest up to 10% of its total assets in emerging market countries. The Large Cap Growth Fund may invest up to 15% of its total assets in securities of emerging market countries traded on the U.S. market. The Small Cap Growth Fund, the Micro Cap Growth Fund and the Diversified Small Cap Growth Fund may also invest in securities of companies in emerging market countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, ADSS, EDRS AND CDRS. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.


When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account or by earmarking assets at the Fund's custodian.


A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions that are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. A Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the respective Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.


When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account or by earmarking assets with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. A Fund that invests in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The 1940 Act requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of current operating policy, each Fund (except the Large Cap Value Fund) intends to borrow money only as a temporary measure for extraordinary or emergency purposes. The Large Cap Value Fund intends to borrow money only for temporary purposes to meet redemptions or to pay dividends. These policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

As a matter of current operating policy, the Large Cap Growth Fund intends to limit the amount of loans of portfolio securities to no more than 25% of its net assets. This policy may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile. Swap agreements may have a considerable impact on a Fund's performance, depending on how they are used. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Sub-Advisor believes that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

MONEY MARKET INSTRUMENTS. A Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers' acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks;
(ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.


INITIAL PUBLIC OFFERINGS ("IPOS"). The Mid Cap Growth Fund, Small Cap Growth Fund, Micro Cap Growth Fund, Growth Opportunities Fund, Large Cap Value Fund and Diversified Small Cap Growth Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

MICRO CAP SECURITIES. The Micro Cap Growth Fund, the Small Cap Growth Fund, the Large Cap Value Fund and the Growth Opportunities Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.


SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. The Advisor has received an exemptive order from the SEC that permits each Fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its assets in affiliated money market funds, subject to its investment limitations and certain other conditions pursuant to the exemptive order.

MAJORITY. As used in this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

RATING SERVICES. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this SAI.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS. The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

THE FUNDAMENTAL LIMITATIONS FOR THE FUNDS ARE:

      1. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.


      2. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.


      3. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      4. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

      5. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

      6. CONCENTRATION OF INVESTMENTS. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


      7. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.


NONFUNDAMENTAL LIMITATIONS. The Trust, on behalf of each Fund, has adopted the following nonfundamental investment limitations as a matter of "operating policy." These limitations may be changed by the Board of Trustees without shareholder vote.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS FOR THE LARGE CAP CORE EQUITY FUND
ARE:


      1. BORROWING MONEY. The Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, the Fund may not purchase any security while outstanding borrowings exceed 5%.

      2. PLEDGING. The Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of its total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction.

      3. MARGIN PURCHASES. The Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

      4. SELLING SECURITIES. The Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

      5. INVESTING FOR CONTROL. The Fund will not invest for the purpose of exercising control or management.

      6. ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid.

      7. RESTRICTED SECURITIES. The Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees).

      8. SECURITIES OF ONE ISSUER. The Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction.

      9. SHORT SALES. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Fund has no current intention to engage in short selling).

      10. PURCHASE OF PUTS AND CALLS. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.


      11. WRITING OF PUTS AND CALLS. The Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

      12. PUTS AND CALLS ON FUTURES. The Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

THE NONFUNDAMENTAL INVESTMENT LIMITATION FOR THE MID CAP GROWTH FUND IS:


      1. BORROWING MONEY. The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.


THE NONFUNDAMENTAL INVESTMENT LIMITATIONS FOR THE GROWTH OPPORTUNITIES FUND ARE:

      1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities.

      2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information involving margin purchases.

      3. SHORT SALES. The Fund will not make short sales of securities.

NONFUNDAMENTAL 80% INVESTMENT POLICIES. Certain Funds have adopted nonfundamental 80% investment policies that may be changed by the Board of Trustees without shareholder approval. Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.


THE NONFUNDAMENTAL 80% INVESTMENT POLICIES FOR THE LARGE CAP GROWTH FUND, SMALL CAP GROWTH FUND, MICRO CAP GROWTH FUND, LARGE CAP CORE EQUITY FUND, MID CAP GROWTH FUND, LARGE CAP VALUE FUND AND DIVERSIFIED SMALL CAP GROWTH FUND ARE:


      1. LARGE CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

      2. SMALL CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small cap companies.

      3. MICRO CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in the common stocks of U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies, and which, in the opinion of the Sub-Advisor, have superior earnings growth characteristics.

      4. LARGE CAP CORE EQUITY FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

      5. MID CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of mid cap companies.

      6. LARGE CAP VALUE FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

      7. DIVERSIFIED SMALL CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small cap companies. A small cap company has a market capitalization of less than $2.5 billion.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust (formerly Constellation Funds) and Constellation Institutional Portfolios. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

INTERESTED TRUSTEES(1):


                                       TERM OF                                                  NUMBER
                                       OFFICE                                                  OF FUNDS
                                         AND                                                   OVERSEEN
                                       LENGTH                                                   IN THE
         NAME             POSITION     OF TIME                                                TOUCHSTONE         OTHER
       ADDRESS           HELD WITH     IN THE                                                    FUND        DIRECTORSHIPS
         AGE               TRUST      SERVED(2)  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  COMPLEX(3)        HELD(4)
----------------------  -----------  ----------  -------------------------------------------  ----------  ------------------
Jill T. McGruder        Trustee and  Until       Senior Vice President of The Western and         52      Director of
Touchstone              President    retirement  Southern Life Insurance Company.  President              LaRosa's (a
Advisors, Inc                        at age 75   and a director of IFS Financial Services,                restaurant chain).
303 Broadway                         or until    Inc. (a holding company). She is a director
Cincinnati, OH                       she         of Capital Analysts Incorporated (an
Year of Birth: 1955                  resigns or  investment advisor and broker-dealer), IFS
                                     is removed  Fund Distributors, Inc. (a broker-dealer),
                                                 Touchstone Advisors, Inc. (the Trust's
                                     Trustee     investment advisor and administrator) and
                                     since 1999  Touchstone Securities, Inc. (the Trust's
                                                 distributor). She is also President and a
                                                 director of IFS Agency Services, Inc. (an
                                                 insurance agency), W&S Financial Group
                                                 Distributors, Inc. (an annuity distributor)
                                                 and IFS Systems, Inc.  She is Senior Vice
                                                 President and a director of W&S Brokerage
                                                 Services, Inc. (a broker-dealer). She is a
                                                 director, President and Chief Executive
                                                 Officer of Integrity Life Insurance Company
                                                 and National Integrity Life Insurance
                                                 Company. She is President of Touchstone
                                                 Tax-Free Trust, Touchstone Investment
                                                 Trust, Touchstone Variable Series Trust,
                                                 Touchstone Strategic Trust, Touchstone
                                                 Funds Group Trust and Constellation
                                                 Institutional Portfolios. She was President
                                                 of Touchstone Advisors, Inc. and Touchstone
                                                 Securities, Inc. until 2004.

John F. Barrett         Trustee      Until       Chairman of the Board, President and Chief         52    Director of The
Vice                                 retirement  Executive Officer of The Western and                     Andersons (an
The Western and                      at age 75   Southern Life Insurance Company, Western-                agribusiness and
Southern Life                        or until    Southern Life Assurance Company and Western              retailing
Insurance Company                    he resigns  & Southern Financial Group, Inc.; Director               company);
400 Broadway                         or is       and Chairman of Columbus Life Insurance                  Convergys
Cincinnati, OH                       removed     Company; Fort Washington Investment                      Corporation (a
Year of Birth: 1949                              Advisors, Inc., Integrity Life Insurance                 provider of
                                     Trustee     Company and National Integrity Life                      business support
                                     since 2002  Insurance Company; Director of Eagle Realty              systems and
                                                 Group, Inc., Eagle Realty Investments,                   customer care
                                                 Inc.; Director, Chairman and CEO of WestAd,              operations) and
                                                 Inc.; President and Trustee of Western &                 Fifth Third
                                                 Southern Financial Fund, Inc.                            Bancorp.

INDEPENDENT TRUSTEES:


                                       TERM OF                                                  NUMBER
                                       OFFICE                                                  OF FUNDS
                                         AND                                                   OVERSEEN
                                       LENGTH                                                   IN THE
         NAME             POSITION     OF TIME                                                TOUCHSTONE         OTHER
       ADDRESS           HELD WITH     IN THE                                                    FUND        DIRECTORSHIPS
         AGE               TRUST      SERVED(2)  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  COMPLEX(3)        HELD(4)
----------------------  -----------  ----------  -------------------------------------------  ----------  ------------------
Richard L. Brenan       Trustee      Until       Retired Managing Partner of KPMG LLP (a         52       Director of Wing
1420 Neeb Road                       retirement  certified public accounting firm); Director              Eyecare Companies.
Cincinnati, OH                       at age 75   of The National Underwriter Company (a
Year of Birth: 1944                  or until    publisher of insurance and financial
                                     he resigns  service products) until 2003.
                                     or is
                                     removed

                                     Trustee
                                     since 2005

Phillip R. Cox           Trustee     Until       President and Chief Executive Officer of         52      Director of the
105 East Fourth Street               retirement  Cox Financial Corp. (a financial services                Federal Reserve
Cincinnati, OH                       at age 75   company).                                                Bank of Cleveland
Year of Birth: 1947                  or until                                                             and Duke Energy
                                     he resigns                                                           (a utility
                                     or is                                                                company);
                                     removed                                                              Chairman of The
                                                                                                          Cincinnati Bell
                                     Trustee                                                              Telephone Company
                                     since 1999                                                           LLC; Director of
                                                                                                          The Timken
                                                                                                          Company (a
                                                                                                          manufacturer of
                                                                                                          bearings, alloy
                                                                                                          steels and related
                                                                                                          products and
                                                                                                          services);
                                                                                                          Director of
                                                                                                          Diebold,
                                                                                                          Incorporated
                                                                                                          (a provider
                                                                                                          of integrated
                                                                                                          self-service
                                                                                                          delivery and
                                                                                                          security systems).

H. Jerome Lerner         Trustee     Until       Principal of HJL Enterprises (a privately        52      None
c/o Touchstone                       retirement  held investment company).
Advisors, Inc.                       at age 75
303 Broadway                         or until
Cincinnati, OH                       he resigns
Year of Birth: 1938                  or is
                                     removed

                                     Trustee
                                     since 1989

Donald C. Siekmann       Trustee     Until       Executive for Duro Bag Manufacturing Co. (a      52      Trustee of Jewish
c/o Touchstone                       retirement  bag manufacturer);  President of Shor                    Hospital, Greater
Advisors, Inc.                       at age 75   Foundation for Epilepsy Research (a                      Cincinnati Arts &
303 Broadway                         or until    charitable foundation);  Trustee of                      Education Center
Cincinnati, OH                       he resigns  Riverfront Funds (mutual funds) from 1999 -              and Cincinnati
Year of Birth: 1938                  or is       2004.                                                    Arts Association.
                                     removed

                                     Trustee
                                     since 2005

Robert E.               Trustee      Until       Retired Partner of KPMG LLP (a certified         52      Trustee of
Stautberg                            retirement  public accounting firm).  He is Vice                     Tri-Health
c/o Touchstone                       at age 75   President of St. Xavier High School.                     Physician
Advisors, Inc.                       or until                                                             Enterprise
303 Broadway                         he resigns                                                           Corporation.
Cincinnati, OH                       or is
Year of Birth: 1934                  removed

                                     Trustee
                                     since 1999

John P. Zanotti          Trustee     Until       CEO, Chairman and Director of Avaton, Inc.       52      Director of QMed
c/o Touchstone                       retirement  (a wireless entertainment company) until                 (a health care
Advisors, Inc.                       at age 75   2006.  President of Cincinnati Biomedical                management
303 Broadway                         or until    (a life science and economic development                 company).
Cincinnati, OH                       he resigns  company). CEO, Chairman and Director of
Year of Birth: 1948                  or is       Astrum Digital Information (an information
                                     removed     monitoring company) from 2000 until 2001.

                                     Trustee
                                     since 2002



(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a) (19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Distributor and an officer of other affiliates of the Advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust, 17 series of Touchstone Funds Group Trust and 3 series of Constellation Institutional Portfolios.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.


PRINCIPAL OFFICERS:


                                                                                              NUMBER OF
                                                                                                FUNDS
                                                                                              OVERSEEN
                                          TERM OF                                              IN THE
        NAME            POSITION        OFFICE AND                                           TOUCHSTONE          OTHER
      ADDRESS           HELD WITH        LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST      FUND         DIRECTORSHIPS
        AGE              TRUST(1)       TIME SERVED                  5 YEARS                 COMPLEX(2)          HELD
--------------------  -------------  ----------------  -----------------------------------  ------------  ------------------
Jill T. McGruder      President      Until             See biography above.                      52       See biography
Touchstone                           resignation,                                                         above.
Advisors, Inc.                       removal or
303 Broadway                         disqualification
Cincinnati, OH
Year of Birth: 1955                  President
                                     since
                                     2004;
                                     President
                                     from
                                     2000-2002

Brian E. Hirsch       Vice           Until             Senior Vice President-Compliance of       52       None
Touchstone            President and  resignation,      IFS Financial Services, Inc.,
Advisors, Inc.        Chief          removal or        Director of Compliance of W&S
303 Broadway          Compliance     disqualification  Brokerage Services, Inc.; Chief
Cincinnati, OH        Officer                          Compliance Officer of Puglisi & Co.
Year of Birth: 1956                  Vice              from 2001 until 2002.
                                     President
                                     since 2003

James H. Grifo        Vice           Until             President of Touchstone Securities,       52       None
Touchstone            President      resignation,      Inc. and Touchstone Advisors, Inc.;
Securities, Inc.                     removal or        Managing Director, Deutsche Asset
303 Broadway                         disqualification  Management until 2001.
Cincinnati, OH
Year of Birth: 1951                  Vice
                                     President
                                     since 2004

William A. Dent       Vice           Until             Senior Vice President of Touchstone       52       None
Touchstone            President      resignation,      Advisors, Inc.; Marketing Director
Advisors, Inc.                       removal or        of Promontory Interfinancial
303 Broadway                         disqualification  Network from 2002-2003.
Cincinnati, OH
Year of Birth: 1963                  Vice
                                     President
                                     since 2004

Terrie A. Wiedenheft  Controller     Until             Senior Vice President, Chief              52       None
Touchstone            and            resignation,      Financial Officer and Treasurer of
Advisors, Inc.        Treasurer      removal or        IFS Fund Distributors, Inc.; Senior
303 Broadway                         disqualification  Vice President and Chief Financial
Cincinnati, OH                                         Officer of W & S Brokerage
Year of Birth: 1962                  Controller        Services, Inc.; Chief Financial
                                     since 2000        Officer of IFS Financial Services,
                                                       Inc., Touchstone Advisors, Inc. and
                                     Treasurer         Touchstone Securities, Inc.; Senior
                                     since 2003        Vice President and Chief Financial
                                                       Officer of Fort Washington
                                                       Investment Advisors, Inc.;
                                                       Assistant Treasurer of Fort
                                                       Washington Capital Partners, LLC.;
                                                       Assistant Treasurer for Tristate
                                                       Ventures, LLC. She served as Senior
                                                       Vice President, Chief Financial
                                                       Officer and Treasurer of Integrated
                                                       Investment Services, Inc. up to
                                                       April 2007.

Jay S. Fitton         Secretary      Until             Senior Counsel at JPMorgan                52       None
JPMorgan.                            resignation,
303 Broadway                         removal or
Cincinnati, OH                       disqualification
Year of Birth: 1970

                                     Secretary
                                     since 2006.
                                     Assistant
                                     Secretary
                                     from 2002 -
                                     2006


(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.


(2) The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust, 17 series of Touchstone Funds Group Trust and 3 series of Constellation Institutional Portfolios.


TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS


The following table reflects the Trustees' beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2006.



                        DOLLAR RANGE OF        DOLLAR RANGE OF         DOLLAR RANGE OF
                      EQUITY SECURITIES IN   EQUITY SECURITIES IN   EQUITY SECURITIES IN       DOLLAR RANGE OF
                      THE LARGE CAP GROWTH    THE LARGE CAP CORE         THE GROWTH         EQUITY SECURITIES IN
                              FUND               EQUITY FUND         OPPORTUNITIES FUND    THE MID CAP GROWTH FUND
                      --------------------   --------------------   --------------------   -----------------------
John F. Barrett          Over $100,000        $10,001 - $50,000             None                    None
Richard L. Brenan        Over $100,000               None               $1 - $10,000            $1 - $10,000
Phillip R. Cox                None                   None                   None                Over $100,000
H. Jerome Lerner              None                   None                   None                    None
Jill T. McGruder       $10,001 - $50,000      $50,001 - $100,000        $1 - $10,000          $10,001 - $50,000
Donald C. Siekmann       Over $100,000               None                   None                Over $100,000
Robert E. Stautberg    $50,001 - $100,000            None            $50,001 - $100,000             None
John P. Zanotti        $10,001 - $50,000      $10,001 - $50,000         $1 - $10,000          $10,001 - $50,000

                                              AGGREGATE DOLLAR
                         DOLLAR RANGE OF       RANGE OF EQUITY
                      EQUITY SECURITIES IN    SECURITIES IN THE
                          THE SMALL CAP        TOUCHSTONE FUND
                           GROWTH FUND           COMPLEX(1)
                      --------------------   ------------------
John F. Barrett               None              Over $100,000
Richard L. Brenan             None              Over $100,000
Phillip R. Cox                None              Over $100,000
H. Jerome Lerner              None              Over $100,000
Jill T. McGruder        $10,001 - $50,000       Over $100,000
Donald C. Siekmann            None              Over $100,000
Robert E. Stautberg           None              Over $100,000
John P. Zanotti               None           $50,001 - $100,000



* The Trustees did not have any beneficial interest in the Diversified Small Cap Growth Fund, the Large Cap Value Fund or the Micro Cap Growth Fund.

(1) The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 17 series of Touchstone Funds Group Trust, 3 series of Constellation Institutional Portfolios and 15 variable annuity series of Touchstone Variable Series Trust.


TRUSTEE COMPENSATION


The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended March 31, 2007.



                                       AGGREGATE COMPENSATION
                       COMPENSATION   FROM THE TOUCHSTONE FUND
NAME                  FROM TRUST(1)         COMPLEX(1,2)
----                  -------------   ------------------------
John F. Barrett            None                None
Richard L. Brenan        $ 8,677               $52,060
Philip R. Cox            $ 9,583               $57,500
H. Jerome Lerner         $10,097               $60,580
Jill T. McGruder          None                  None
Donald C. Siekmann       $ 8,667               $52,000
Robert E. Stautberg      $10,250               $61,500
John P. Zanotti          $ 8,177               $49,060




(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended March 31, 2007 is as follows: Robert
     E. Stautberg - $20,000 and Richard L. Brenan - $10,500.

(2) The Touchstone Fund Complex consists of 8 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 17 series of Touchstone Funds Group Trust, 3 series of Constellation Institutional Portfolios and 15 variable annuity series of Touchstone Variable Series Trust.

Each Independent Trustee receives a quarterly retainer of $9,000 and a fee of $4,000 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,000 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,000 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Touchstone Fund Complex.


                        STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.


AUDIT COMMITTEE. Messrs. Siekmann, Stautberg and Zanotti are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2007, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Brenan, Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee was formed in February 2007 and held one meeting during the fiscal year ended March 31, 2007.


In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR

INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager and administrator. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because he is President and Chairman of The Western and Southern Life Insurance Company and Western - Southern Life Assurance Company, parent companies of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Sub-Advisor, reviews and evaluates the performance of the Sub-Advisors and determines whether or not a Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:


Mid Cap Growth Fund         0.80%

Large Cap Core Equity Fund 0.65% on the first $100 million 0.60% from $100 million to $200 million 0.55% from $200 million to $300 million 0.50% thereafter

Large Cap Growth Fund       0.75% on the first $200 million
                            0.70% from $200 million to $1 billion
                            0.65% thereafter

Growth Opportunities Fund   1.00% on the first $50 million
                            0.90% from $50 million to $100 million
                            0.80% from $100 million to $1 billion
                            0.75% thereafter

Small Cap Growth Fund       1.25%

Micro Cap Growth Fund       1.25%

Large Cap Value Fund        0.75%

Diversified Small Cap       1.05%
Growth Fund


Each Fund shall pay the expenses of its operation, including but not limited to
(i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund;
(iv) brokers' commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

EXPENSE LIMITATION AGREEMENT. Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and/or reimburse expenses in order to limit the Funds' annual operating expenses as follows:

LARGE CAP GROWTH FUND               1.25% for Class A shares
                                    2.00% for Class B shares
                                    2.00% for Class C shares
                                    1.00% for Class Y shares

MID CAP GROWTH FUND                 1.50% for Class A shares
                                    2.25% for Class B shares
                                    2.25% for Class C shares

LARGE CAP CORE EQUITY FUND          1.15% for Class A shares
                                    1.90% for Class C shares

SMALL CAP GROWTH FUND               1.70% for Class A shares
                                    2.45% for Class B shares
                                    2.45% for Class C shares
                                    1.30% for Class Y shares

MICRO CAP GROWTH FUND               1.95% for Class A shares
                                    2.70% for Class C shares
                                    1.70% for Class Y shares

LARGE CAP VALUE FUND                1.35% for Class A shares
                                    2.10% for Class C shares

GROWTH OPPORTUNITIES FUND           1.55% for Class A shares
                                    2.30% for Class B shares
                                    2.30% for Class C shares

DIVERSIFIED SMALL CAP GROWTH FUND   1.40% for Class A shares
                                    2.15% for Class C shares
                                    1.15% for Class Y shares

These fee waivers and expense limitations will remain in effect until at least March 31, 2008, except the fee waivers and expense reimbursements for the Diversified Small Cap Growth Fund Class C which will remain in effect until at least August 1, 2008.

SPONSOR AGREEMENT. Prior to January 1, 2007, the Advisor and the Trust entered into a Sponsor Agreement on behalf of all Funds except the Large Cap Growth Fund and the Growth Opportunities Fund. Under the Sponsor Agreement, the Advisor provided certain management support and administrative oversight services to the Funds in exchange for payment of a sponsor fee of 0.20% of a Fund's average daily net assets. The Sponsor Agreement also provided that the Advisor would waive a portion of its fees and/or reimburse Fund expenses in order to limit a Fund's net operating expenses to the amounts stated in the Sponsor Agreement. On January 1, 2007, the Sponsor Agreement was terminated and the Funds are no longer subject to any sponsor fees. The expense limitations contained in the Sponsor Agreement are now provided in the Expense Limitation Agreement.


ADVISORY FEES, SPONSOR FEES AND FEE WAIVERS. Set forth below are the advisory and sponsor fees incurred by the Funds during the last three fiscal periods. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as indicated in the footnotes below:

ADVISORY FEES INCURRED


                                         FISCAL PERIOD ENDED
                                ------------------------------------
                                   3-31-        3-31-        3-31-
                                   2007         2006          2005
                                ----------   ----------   ----------
Mid Cap Growth Fund(1)          $8,436,781   $7,640,242   $6,885,663
Growth Opportunities Fund(2)       705,662    1,053,963    1,125,654
Large Cap Core Equity Fund(3)      474,047      130,011       82,797
Small Cap Growth Fund(4)         2,560,791    3,192,578    1,248,883
Micro Cap Growth Fund(5)         1,029,804      831,824      253,379
Large Cap Value Fund(6)            204,009        5,781           --



                             3-31-06     3-31-05-   12-31-04-   12-31-03-
                             3-31-07     3-31-06     3-31-05     12-31-04
                           ----------   ---------   ---------   ---------
Large Cap Growth Fund(7)   $7,703,319   5,021,672   1,302,547    131,585



                                        09-06-06
                                        03-31-07
                                        --------
Diversified Small Cap Growth Fund(8)   $  65,039

SPONSOR FEES INCURRED


                                         FISCAL PERIOD ENDED
                                ------------------------------------
                                   3-31-       3-31-         3-31-
                                   2007         2006         2005
                                ----------   ----------   ----------
Mid Cap Growth Fund(1)          $1,555,989   $1,910,078   $1,721,426
Large Cap Core Equity Fund(3)       95,624       40,002       25,476
Small Cap Growth Fund(4)           377,148      510,816      199,694
Micro Cap Growth Fund(5)           127,496      133,093       40,541
Large Cap Value Fund(6)             34,389        1,542           --



                                       09-06-06
                                       03-31-07
                                       --------
Diversified Small Cap Growth Fund(8)     $6,767



(1) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $373,593, $438,781 and $651,105 for the fiscal years ended March 31, 2007, 2006 and 2005, respectively.

(2) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $35,763, $0 and $0 for the fiscal years ended March 31, 2007, 2006 and 2005, respectively.

(3) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $170,908, $181,253 and $182,574 for the fiscal years ended March 31, 2007, 2006 and 2005, respectively.

(4) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $455,362, $286,282 and $230,345 for the fiscal years ended March 31, 2007, 2006 and 2005, respectively.

(5) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $213,738 and $176,366 for the fiscal periods ended March 31, 2007 and 2006, respectively.

(6) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $131,921 for the fiscal period ended March 31, 2007.

(7) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $728,209, $0 and $8,913 for the fiscal periods ended March 31, 2007, March 31, 2006 and March 31, 2005.

(8) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $74,361 for the period from September 6, 2006 to March 31, 2007.

DISCUSSION OF BOARD OF TRUSTEE CONSIDERATIONS REGARDING THE AMENDMENT OF THE LARGE CAP GROWTH FUND'S ADVISORY FEE SCHEDULE. On November 18, 2004, the Board of Trustees of the Trust met to review certain information with respect to amending the Fee Schedule to the Advisory Agreement with the Advisor for the Large Cap Growth Fund. Specifically, the Board met to consider whether to approve a change in the Fund's breakpoint schedule to increase the advisory fee applicable to Fund assets in excess of $500 million. The Advisor proposed this change because, for historical reasons, the Fund's fee structure at higher levels was lower than the fee structure applicable to the Trust's other equity funds such that, under the pre-existing breakpoint levels, the Advisor anticipated that at higher asset levels it would be unable to earn a reasonable economic return on the Fund and that it might therefore be necessary to close the Fund to investment by new and existing shareholders. Accordingly, the Advisor proposed that the fee structure be changed to levels commensurate with its peers in the Trust and unaffiliated funds. After its deliberations, the Board, including Independent Trustees, determined to recommend that shareholders of the Fund vote for the amendment of the Fee Schedule to the Advisory Agreement, and after approval by the shareholders that change went into effect.

The Board reevaluated its decision at a meeting on May 18, 2006 in response to a request from the SEC staff. The Board reconsidered the amendment of the Advisory Agreement's Fee Schedule and the Board, including a majority of the Independent Trustees, again concluded that the new Fee Schedule was in the best interests of the Fund and its shareholders.

In evaluating and approving the proposal, the Board, including a majority of the Independent Trustees, in consultation with their independent counsel, requested and evaluated information provided by the Advisor which, in the view of the Board, constituted information necessary for the Board to form a judgment as to whether implementation of the proposed new investment advisory Fee Schedule would be in the best interests of the Fund and its shareholders. The Board reconsidered the new Fee Schedule without reference to any costs or potential losses incurred by the Advisor's affiliates from distribution and shareholder servicing; at the November 2004 board meeting the Advisor had indicated that if it and its affiliates together were to suffer losses from the operation of the Fund (as was expected if the new Fee Schedule had not been approved), it might have been necessary to recommend the closure of the Fund to new investors and new investment by current shareholders after the Fund attained $500 million in assets.

The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Fund; and (4) information about the Advisor's personnel. Prior to voting, the Independent Trustees reviewed with management and with experienced independent counsel the amendment of the Fee Schedule and received materials from such counsel discussing the legal standards for their consideration. The Independent Trustees also reviewed the amendment in private sessions with their independent counsel, at which no representatives of management were present.


In evaluating and approving the proposal, the Board considered various factors, including:

      (i) the rate of the investment advisory fees and other expenses that would be paid by the Fund under the amended Fee Schedule as compared to those of representative comparable funds managed by other investment advisers. The Trustees noted in particular that for the Fund, the proposed new investment advisory fee would be reasonable because it is within the range of contractual advisory fee rates at comparable asset levels for representative comparable funds, as indicated in material prepared for the Board by the Advisor based on information contained in various publicly available documents. Specifically, the fee contained in the amended Fee Schedule was at the median of comparable funds;


      (ii) The portion of the advisory fee that would be retained by the Advisor after payment of the Fund's Sub-Advisor, as compared to the comparable portion retained by the Advisor with respect to other funds it manages and retained by the advisers to representative sub-advised funds managed by other investment advisers. The Trustees noted in particular that at higher asset levels the portion of the advisory fee retained by the Advisor under the old breakpoint schedule was significantly lower than both the portion retained by the Advisor of the advisory fee it charges other funds it manages and the comparable amounts retained by other advisers with respect to representative sub-advised funds. The portion of the advisory fee to be retained by the Advisor under the new Fee Schedule, on the other hand, was substantially the same as both the portion retained by the Advisor of the advisory fee it charges other funds it manages and the comparable amounts retained by other advisers with respect to representative sub-advised funds.

      (iii) the impact of the proposed changes in investment advisory fee rates on the Fund's Net Expense ratio both before and after any waivers or reimbursements;

      (iv) the outstanding investment performance of the Fund and its consistent top tier rankings based on comparisons with the same funds used for the advisory fee comparisons described above;

      (v) the nature and quality of investment advisory services provided by the Advisor to the Fund;

      (vi) other benefits to the Advisor in providing investment advisory services to the Fund, both under the current Fee Schedule and the proposed new Fee Schedule; and

      (vii) the inclusion of a breakpoint in the new Fee Schedule for assets above $1 billion to reflect potential economies of scale. At the May 2006 meeting the Advisor informed the Board that it would consider the possibility of introducing further breakpoints into the Fee Schedule if warranted by further potential economies of scale at higher levels.

In considering the proposal, the Board concluded that the new Fee Schedule should: (i) over the long-term, enable the Advisor to continue to provide high-quality investment advisory services to the Fund at reasonable and competitive fee rates; and (ii) enable the Advisor to provide investment advisory services to the Fund at levels consistent with the increased demands of the current marketplace, while maintaining the current investment sub-advisory structure. The Board concluded that the amendment to the Fee Schedule was on balance more favorable for shareholders than the alternative presented to it of closing the Fund to new investors and new investments, as the Advisor indicated might be necessary if the new Fee Schedule was not implemented.


ADMINISTRATION AGREEMENT. Effective January 1, 2007, the Advisor began providing administrative services to the Trust under an Administration Agreement. The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of 10 billion. Aggregate net assets include the average daily net assets of all series of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan and pays JPMorgan a sub-administrative fee out of its administrative fee. (See "Transfer and Sub-Administrative Agent" in this SAI).


THE SUB-ADVISORS


The Advisor has retained one or more Sub-Advisor(s) to serve as the discretionary portfolio manager(s) of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

MID CAP GROWTH FUND*

TCW Investment Management Company           0.50%
Westfield Capital Management Company LLC    0.50%

LARGE CAP GROWTH FUND

Navellier & Associates, Inc.                0.40% of the first $1 billion
                                            0.35% thereafter

LARGE CAP CORE EQUITY FUND

Todd Investment Advisors, Inc.              0.325% on the first $100 million
                                            0.30% on the next $100 million
                                            0.275% on the next $100 million
                                            0.25% thereafter

GROWTH OPPORTUNITIES FUND

Westfield Capital Management Company LLC    0.60% on the first $50 million
                                            0.50% on the next $450 million
                                            0.40% on the next $500 million
                                            0.35% thereafter

SMALL CAP GROWTH FUND**

Bjurman, Barry & Associates                 0.90%
Longwood Investment Advisors, Inc.          0.85%

MICRO CAP GROWTH FUND

Bjurman, Barry & Associates                 0.85%

LARGE CAP VALUE FUND

JS Asset Management, LLC                    0.40% on the first $250 million
                                            0.35% thereafter

DIVERSIFIED SMALL CAP GROWTH FUND

Fort Washington Investment Advisors, Inc.   0.50%


* The Advisor has allocated responsibility for managing the Mid Cap Growth Fund between TCW Investment Management Company and Westfield Capital Management Company LLC. TCW uses a value style management process and Westfield uses a growth style process.


** The Advisor has allocated to Longwood Investment Advisors, Inc. responsibility for managing approximately 70% of the Small Cap Growth Fund's assets and has allocated to Bjurman, Barry & Associates responsibility for managing approximately 30% of the Fund's assets. These allocations may be larger or smaller at various times, but the Advisor will not reallocate the Fund's assets between Sub-Advisors to reduce these differences in size until the assets vary from the percentages above by approximately 10% or more of the Fund's average daily net assets for a period of 3 consecutive months. In such event, the Advisor may, but is not obligated to, reallocate assets among the Sub-Advisors to provide for a more equal distribution of the Fund's assets. Bjurman Barry & Associates and Longwood Investment Advisors, Inc. have each voluntarily agreed to waive a portion of their sub-advisory fees by 0.25% until at least January 1, 2008. The reduced sub-advisory fees are 0.65% of average net assets for Bjurman and 0.60% of average net assets for Longwood.

The Advisor paid to the Sub-Advisors the following amounts for each Fund for the periods indicated:



                                               FOR THE       FOR THE       FOR THE
                                             FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                ENDED         ENDED         ENDED
                                               03/31/07      03/31/06      03/31/05
                                             -----------   -----------   -----------
Mid Cap Growth Fund - TCW                     $2,470,247    $2,308,714    $2,141,789
                    - Westfield               $2,817,252    $2,468,066    $2,038,198
Large Cap Growth Fund - Navellier             $4,321,638    $2,818,473    $  777,643
Large Cap Core Equity Fund - Todd             $  200,757    $   50,112    $   31,846
Growth Opportunities Fund - Mastrapasqua      $  160,341    $  601,964    $  637,673
                          - Westfield*        $  253,053    $        0    $        0

Small Cap Growth Fund - Bjurman               $  584,917    $  709,081    $  272,759
                      - Longwood              $1,180,454    $1,508,101    $  593,232
Micro Cap Growth Fund - Bjurman               $  699,716    $  566,749    $  173,428
Large Cap Value Fund - JS Asset Management    $  109,162    $        0    $        0



                                                     FOR THE PERIOD
                                                       09/06/06 -
                                                        03/31/07
                                                     --------------
Diversified Small Cap Growth Fund - Ft. Washington       $24,907      $0   $0



* Since Westfield replaced Mastrapasqua as Sub-Advisor to the Growth Opportunities Fund on July 18, 2006, Touchstone paid sub-advisory fees to both Mastrapasqua and Westfield for the fiscal year ended March 31, 2007.


The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. A sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the Sub-Advisors.


WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC is a wholly owned subsidiary of Boston Private Financial Holdings Company, Inc., a publicly traded company listed on the NASDAQ exchange.


TCW INVESTMENT MANAGEMENT COMPANY is a subsidiary of The TCW Group, Inc. The TCW Group, Inc. is a subsidiary of Societe Generale Asset Management S.A., which is owned by Societe Generale S.A.

NAVELLIER & ASSOCIATES, INC. is wholly owned by Louis G. Navellier.

TODD INVESTMENT ADVISORS, INC. is a wholly owned subsidiary of Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc. Ms. McGruder and Mr. Barrett may be deemed to be affiliates of Todd Investment Advisors, Inc.

FORT WASHINGTON INVESTMENT ADVISORS, INC. is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder and Mr. Barrett may be deemed to be affiliates of Fort Washington Investment Advisors, Inc.


BJURMAN, BARRY & ASSOCIATES is owned by the George A. Bjurman Trust dated March 5, 2003 and the Tom Barry Living Trust U/D/T Dated 3-03-1998 as restated 3-31-1999.

LONGWOOD INVESTMENT ADVISORS, INC. is majority owned by Robert Davidson, Jennifer Pawloski, Kathleen Jordan and Leonard Sorgini.


JS ASSET MANAGEMENT, LLC is controlled by John Schneider.

PORTFOLIO MANAGERS

The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in the Fund(s) managed at the end of the March 31, 2007 fiscal year. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure as of March 31, 2007, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.

MID CAP GROWTH FUND - TCW INVESTMENT MANAGEMENT COMPANY

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

                             OTHER ACCOUNTS MANAGED


                                                                    TOTAL
                                                     NUMBER OF    ASSETS IN     BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER               TYPE OF ACCOUNT       ACCOUNTS     ACCOUNTS            IN FUND
--------------------------  -----------------------  ---------  --------------  --------------------
Nicholas Galluccio (TCW)    Registered Investment          7    $1.3 Billion    None
                            Companies
                            Other Pooled Investment       10    $812 Million
                            Vehicles
                            Other Accounts                41    $3.3 Billion

Susan Suvall                Registered Investment          7    $1.3 Billion    None
(TCW)                       Companies
                            Other Pooled Investment       10    $812 Million
                            Vehicles
                            Other Accounts                41    $3.3 Billion

William Muggia (Westfield)  Registered Investment         10    $2,752,809,688  None
                            Companies
                            Other Pooled Investment        4    $673,164,484
                            Vehicles
                            Other Accounts               515    $5,523,987,642

Arthur Bauernfeind          Registered Investment         10    $2,752,809,688  None
(Westfield)                 Companies
                            Other Pooled Investment        1    $18,600,259
                            Vehicles
                            Other Accounts               520    $6,170,669,574

Ethan Meyers                Registered Investment         10    $2,752,809,688  None
(Westfield)                 Companies
                            Other Pooled Investment        1    $18,600,259
                            Vehicles
                            Other Accounts               513    $6,134,335,477

Scott Emerman               Registered Investment         10    $2,752,809,688  None
(Westfield)                 Companies
                            Other Pooled Investment        1    $18,600,259
                            Vehicles
                            Other Accounts               514    $6,135,034,759

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (TCW). Mr. Galluccio and Ms. Suvall co-manage four "Pooled Investment Vehicles" and seven "Other Accounts" where the advisory fee is based on the performance of the account. The total assets in the "Pooled Investment Vehicles" are $34.6 million and the total assets in the "Other Accounts" are $566 million.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (WESTFIELD). Mr. Muggia is the portfolio manager for four "Pooled Investment Vehicles" (limited partnerships) where the advisory fee is based partially on the performance of the account. The total assets in these accounts are $673,164,484.41. The remaining primary managers of Westfield's Investment Committee manage one "Other Pooled Investment Vehicle" (limited partnership) with total assets of $18,600,259.23. The four primary managers also manage 14 "Other Accounts" (separately managed accounts) where the advisory fee is based partially on the performance of the account. The total assets in the separately managed accounts are $975,633,074.25.


COMPENSATION STRUCTURE (TCW). Mr. Galluccio and Ms. Suvall are paid a fixed base salary and fee sharing based compensation (fee sharing). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy areas for which the managers are responsible. Fee sharing applies to all TCW accounts managed by the portfolio managers and is paid quarterly.

Fee sharing revenues for the portfolio managers are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues included in this pool include only those from the products managed by the portfolio managers. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund.

Each portfolio manager also participates in other TCW compensation programs, which are not tied to the accounts managed by such portfolio manager. Each portfolio manager is a holder of stock and/or stock options of TCW and/or TCW's parent company, Societe Generale.

COMPENSATION STRUCTURE (WESTFIELD). Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution also is reviewed. Both Mr. Emerman and Mr. Meyers also may receive stock options from Westfield's parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the limited partnerships managed by Mr. Muggia who has discretion to distribute such bonuses.

Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each also may receive stock options from Westfield's parent company, Boston Private Financial Holdings. Mr. Muggia also is entitled to receive, and has discretion to distribute, a portion of the performance fees earned on the limited partnerships he manages.

CONFLICTS OF INTEREST (TCW). Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager's fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

CONFLICTS OF INTEREST (WESTFIELD). Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.

The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons and fees, as the lead portfolio manager must allocate his time and the team's investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and the Fund. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Westfield executes such directed arrangements last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm's Code of Ethics.

LARGE CAP CORE EQUITY FUND - TODD INVESTMENT ADVISORS, INC.

                             OTHER ACCOUNTS MANAGED


                                                                   TOTAL      BENEFICIAL
                                                    NUMBER OF    ASSETS IN    OWNERSHIP
PORTFOLIO MANAGER          TYPE OF ACCOUNT           ACCOUNTS     ACCOUNTS     IN FUND
-----------------  -------------------------------  ---------  -------------  ----------
Curtiss Scott      Registered Investment Companies        1    $48.4 Million     None
                   Other Pooled Investment                0    $   0
                   Vehicles
                   Other Accounts                        80    $ 2.6 Billion

John White         Registered Investment Companies        1    $48.4 Million     None
                   Other Pooled Investment                0    $   0
                   Vehicles
                   Other Accounts                        80    $ 2.6 Billion

Robert Bordogna    Registered Investment Companies        1    $48.4 Million     None
                   Other Pooled Investment                0    $   0
                   Vehicles
                   Other Accounts                        80    $ 2.6 Billion

Bosworth Todd      Registered Investment Companies        1    $48.4 Million     None
                   Other Pooled Investment                0    $   0
                   Vehicles
                   Other Accounts                        80    $ 2.6 Billion



ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. None


COMPENSATION STRUCTURE. Each portfolio manager is paid a fixed base salary and short-term bonus arrangement. The specific compensation a portfolio manger receives from the short-term bonus pool is based primarily on the firm's profitability and secondarily on how each individual contributes to the organization. Todd's parent also has long-term deferred compensation arrangement that provides significant additional incentives for key professionals to remain within the organization.

CONFLICTS OF INTEREST. Todd believes the management of its accounts, including the Fund, does not present any material conflicts of interest in either the devotion of time, attention or the allocation of investment opportunities. The Fund focuses on the top 200 stocks within the Russell 1000, a group of large companies with securities that trade well in the marketplace. Other strategies managed by Todd concentrate on larger capitalization, well-traded securities. Allocation of investment opportunities is not an issue within this universe.

LARGE CAP GROWTH FUND - NAVELLIER & ASSOCIATES, INC.

                             OTHER ACCOUNTS MANAGED


                                                                    TOTAL
                                                    NUMBER OF     ASSETS IN    BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER          TYPE OF ACCOUNT           ACCOUNTS     ACCOUNTS           IN FUND
-----------------  -------------------------------  ---------  --------------  --------------------
Louis Navellier    Registered Investment Companies          5  $  270 Million     $100,001-$500,000
                   Other Pooled Investment                  0  $    0
                   Vehicles
                   Other Accounts                       2,031  $  920 Million

Shawn Price        Registered Investment Companies          1  $    7 Million     $100,001-$500,000
                   Other Pooled Investment                  0  $    0
                   Vehicles
                   Other Accounts                       2,149  $2,030 Million



ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Navellier manages 153 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $102.11 million. Mr. Price manages 47 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $24.73 million.


COMPENSATION STRUCTURE. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Each portfolio manager is eligible to participate in Navellier's options program. The number of options granted to a portfolio manager is dependent upon various measures such as asset growth and performance.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.

GROWTH OPPORTUNITIES FUND - WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC

                             OTHER ACCOUNTS MANAGED


                                             NUMBER OF       TOTAL
                                             NUMBER OF     ASSETS IN    BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER       TYPE OF ACCOUNT       ACCOUNTS     ACCOUNTS            IN FUND
------------------  -----------------------  ---------  --------------  --------------------
William Muggia      Registered Investment         10    $3,309,686,879         None
                    Companies
                    Other Pooled Investment        4    $  673,164,484
                    Vehicles
                    Other Accounts               515    $5,523,987,642

Arthur Bauernfeind  Registered Investment         10    $3,309,686,879         None
                    Companies
                    Other Pooled Investment        1    $   18,600,259
                    Vehicles
                    Other Accounts               520    $6,170,669,574

Ethan Meyers        Registered Investment         10    $3,309,686,879         None
                    Companies
                    Other Pooled Investment        1    $   18,600,259
                    Vehicles
                    Other Accounts               513    $6,134,335,477

Scott Emerman       Registered Investment         10    $3,309,686,879         None
                    Companies
                    Other Pooled Investment        1    $   18,600,259
                    Vehicles
                    Other Accounts               514    $6,135,034,758


ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. See description under "Mid Cap Growth Fund (Westfield)."

COMPENSATION STRUCTURE. See description under "Mid Cap Growth Fund (Westfield)."

CONFLICTS OF INTEREST. See description under "Mid Cap Growth Fund (Westfield)."

SMALL CAP GROWTH FUND - BJURMAN BARRY & ASSOCIATES

                       LONGWOOD INVESTMENT ADVISORS, INC.

                             OTHER ACCOUNTS MANAGED

                                                                    TOTAL      BENEFICIAL
                                                      NUMBER OF   ASSETS IN     OWNERSHIP
PORTFOLIO MANAGER            TYPE OF ACCOUNT           ACCOUNTS    ACCOUNTS     IN FUND
-------------------  -------------------------------  ---------  ------------  ----------
O. Thomas Barry III  Registered Investment Companies          7  $592 Million     None
(Bjurman)
                     Other Pooled Investment                  0  $  0
                     Vehicles
                     Other Accounts                          16  $169 Million

Stephen Shipman      Registered Investment Companies          7  $592 Million     None
(Bjurman)
                     Other Pooled Investment                  0  $  0
                     Vehicles
                     Other Accounts                          45  $ 62 Million

Robert Davidson      Registered Investment Companies          0  $  0             None
(Longwood)
                     Other Pooled Investment                150  $455 Million
                     Vehicles
                     Other Accounts                           1  $  8 Million



ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (BJURMAN). Mr. Shipman manages 12 "Small Cap Absolute Return Strategy" accounts where the advisory fee may be subject to a performance fee in addition to the annual management fee. The total assets in these accounts are $8.77 million.


COMPENSATION STRUCTURE (BJURMAN). Mr. Barry and Mr. Shipman receive a fixed salary, year-end profit sharing, bonus and account retention commissions. Bonuses are determined using subjective decisions by management based upon a number of factors, including term of employment, level of demonstrated effort and attitude. Account retention commissions are a specific percentage of the account fees paid to the portfolio account manager while the manager and account are still with the firm. Mr. Barry and Mr. Shipman may also receive an incentive bonus based upon an account's performance, including the performance of the Fund. Incentive bonuses are paid as a specific percentage of the account fees when that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers having the same investment objective as the managed account. They are calculated using the top 25% of the universe provided by Effron-PSN for that investment style.

COMPENSATION STRUCTURE (LONGWOOD). Mr. Davidson receives a fixed salary and a bonus. Bonuses are based on the firm's profitability and are determined by Mr. Davidson. Mr. Davidson also participates in the firm's profit sharing plan and medical plan.


CONFLICTS OF INTEREST (BJURMAN). Mr. Barry and Mr. Shipman manage other accounts that may have an investment focus similar to one of their managed Funds. The management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, Mr. Shipman manages accounts where the advisory fee may be subject to a performance fee in addition to the annual management fee. A conflict of interest could arise between an account Mr. Shipman manages that may have a performance based fee and the Fund. From time to time the same securities may be recommended for both types of accounts.


CONFLICTS OF INTEREST (LONGWOOD). Actual or potential conflicts of interest may arise when Mr. Davidson has management responsibilities to more that one account (including the Fund) such as devotion of unequal time and attention to the management of the accounts and inability to allocate limited investment opportunities across a broad band of accounts.

MICRO CAP GROWTH FUND - BJURMAN BARRY & ASSOCIATES

                             OTHER ACCOUNTS MANAGED


                                                                    TOTAL      BENEFICIAL
                                                      NUMBER OF   ASSETS IN     OWNERSHIP
PORTFOLIO MANAGER            TYPE OF ACCOUNT           ACCOUNTS    ACCOUNTS     IN FUND
-------------------  -------------------------------  ---------  ------------  ----------
O. Thomas Barry III  Registered Investment Companies          7  $544 Million      None
                     Other Pooled Investment                  0  $  0
                     Vehicles
                     Other Accounts                          16  $169 Million

Stephen Shipman      Registered Investment Companies          7  $544 Million      None
                     Other Pooled Investment                  0  $  0
                     Vehicles
                     Other Accounts                          45  $ 62 Million


ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. See description under "Small Cap Growth Fund (Bjurman)."

COMPENSATION STRUCTURE. See description under "Small Cap Growth Fund (Bjurman)"

CONFLICTS OF INTEREST. See description under "Small Cap Growth Fund (Bjurman)"

LARGE CAP VALUE FUND - JS ASSET MANAGEMENT, LLC

                             OTHER ACCOUNTS MANAGED


                                                                     TOTAL
                                                     NUMBER OF     ASSETS IN    BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER           TYPE OF ACCOUNT           ACCOUNTS      ACCOUNTS           IN FUND
-----------------  --------------------------------  ---------  --------------  --------------------
John Schneider     Registered Investment Companies       5      $179.6 Million         None
                   Other Pooled Investment Vehicles      3      $ 41.6 Million
                   Other Accounts                        4      $ 44.8 Million



ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Schneider manages 2 "Pooled Investment Vehicles" and 1 "Other Account" where the advisory fee is based on the performance of the account. The total assets in these accounts are $24.2 million.


COMPENSATION STRUCTURE. Mr. Schneider's compensation is primarily based on a fixed salary. There is currently no bonus structure in place for Mr. Schneider. Mr. Schneider's compensation package also includes amounts paid by certain accounts subject to performance-based fee arrangements. Furthermore, Mr. Schneider, as a majority shareholder of JS Asset Management, LLC, may receive additional compensation based on the net earnings of the firm. This additional compensation would not be considered a bonus as it would represent the distribution of profits proportionate to Mr. Schneider's ownership in the firm.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when Mr. Schneider has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad band of accounts. While Mr. Schneider manages three accounts that are entitled to receive a performance-based adjustment, JSAM does not believe that such adjustment presents a significant incentive for JSAM to unfairly favor such accounts because JSAM has a policy to manage each account based on its investment objectives and related restrictions. JSAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.


DIVERSIFIED SMALL CAP GROWTH FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                             OTHER ACCOUNTS MANAGED

                                                                       TOTAL
                                 TYPE OF               NUMBER OF     ASSETS IN      BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER                ACCOUNT                ACCOUNTS      ACCOUNTS            IN FUND
-----------------   ------------------------------------------------------------------------------------
Richard R.          Registered Investment Companies            1   $   12 Million     $100,001-$500,000
Jandrain III
                    Other Pooled Investment Vehicles           0        0
                    Other Accounts                             4   $185.2 Million

Daniel J. Kapusta   Registered Investment Companies            1   $   12 Million     $50,001 - $100,000
                    Other Pooled Investment Vehicles           0        0
                    Other Accounts                             4   $185.2 Million

David K. Robinson   Registered Investment Companies            1   $   12 Million     $10,001 - $50,000
                    Other Pooled Investment Vehicles           0        0
                    Other Accounts                             4   $185.2 Million

Bihag Patel         Registered Investment Companies            1   $   12 Million     $10,001 - $50,000
                    Other Pooled Investment Vehicles           0        0
                    Other Accounts                             4   $185.2 Million


ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. None

COMPENSATION STRUCTURE. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.


PROXY VOTING PROCEDURES

The Funds have adopted the Sub-Advisors' policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1-800-543-0407 and on the SEC website at http://www.sec.gov. Listed below is a summary of the Sub-Advisors' proxy voting procedures:

TCW INVESTMENT MANAGEMENT COMPANY. TCW has adopted proxy voting guidelines on issues involving governance, capital structure, mergers and restructuring, board of directors, anti-takeover provisions, compensation and other issues. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the Fund and with the goal of maximizing the value of the Fund's investments. The voting guidelines generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy is that its portfolio managers are best able to determine how best to further the Fund's interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an outside proxy voting service.

Consistent with the approaches described above, the following are examples of TCW's voting position on specific matters.

      o     TCW will vote for director nominees in uncontested elections.

      o TCW will vote against proposals to authorize preferred stock if the Board has unlimited rights to set the terms and conditions.

      o TCW will vote against proposals to ratify or adopt poison pill plans.

      o TCW will vote against proposals to establish or increase super majority vote requirements.

      o TCW will vote for executive and director compensation plans unless they are dilutive beyond pre-determined levels, in which case such votes will be determined on a case-by-case basis.

      o     TCW will vote for mergers and acquisitions.

If a potential conflict of interest arises, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of the Fund and in the interests of maximizing the value of its portfolio holdings. If a conflict of interest arises and the proxy vote is predetermined, TCW will vote accordingly. If a conflict of interest arises and there is no predetermined vote, TCW will refer the vote to an outside service for its consideration in the event the client's relationship is determined to be material to TCW. If TCW identifies a conflict of interest between a portfolio manager and an issuer soliciting proxy votes from TCW clients, the Proxy Committee will cast the vote.


WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC. Westfield's policy is to vote all proxies in the best interest of the Fund in accordance with its fiduciary obligations and applicable law. Westfield has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Proxy Committee is responsible for setting general policy as to proxies. Westfield has contracted with Glass, Lewis & Co. to assist in the proxy voting process by providing the proxy voting platform and research. Glass, Lewis also manages and maintains documentation to substantiate the manner in which Westfield votes. Westfield maintains written voting guidelines, that are available on its website (www.westfieldcapital.com), setting forth the voting positions determined by its Proxy Committee on those issues believed most likely to arise day to day. These issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with these guidelines, subject to the following exceptions: 1) if the portfolio manager believes that following the guidelines would not be in the Fund's best interests, 2) for clients with plan assets subject to ERISA, Westfield may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines except when voting in accordance with AFL-CIO guidelines would be inconsistent with ERISA, 3) for clients who support social responsible issues, Westfield may accept instructions to vote proxies in accordance with Westfield policy, coupled with Glass, Lewis' Social Responsible guidelines, when specific SRI issues are not covered in Westfield's policy, 4) for issues not specifically covered by the proxy voting guidelines adopted by the Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent, the Proxy Manager will consult with the Analyst and Committee in determining how to vote, and 5) for all Separately Managed Accounts (SMAs), if the stock is not in our research universe, Westfield will default to Glass, Lewis' standard policy guidelines.


The following are examples of Westfield's voting position on specific matters.

      o Westfield will withhold votes for any nominee for director if the board does not have a two-thirds majority of independent directors or the board does not have a nominating, audit and compensation committee composed solely of independent directors.

      o Westfield will vote on a case-by-case basis board approved proposals relating to executive compensation. Westfield may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation.

      o Westfield will vote against board approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except Westfield will vote on a case-by-case basis poison pill proposals and will vote for proposals to adopt fair price provisions.

If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.

TODD INVESTMENT ADVISORS, INC. Todd will vote proxies solely in the best long-term interests of the Fund. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd employs Institutional Shareholder Services ("ISS") to help it analyze particular issues. The following are examples of Todd's position on specific matters.

Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

      o Todd will generally support proposals requiring a majority of independent directors on the board.

      o     Todd prefers to see the separation of Chairman and CEO positions.

      o     Todd prefers that all incumbent directors own company stock.

      o Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

      o     Todd supports proposals requiring the expensing of options.

If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the Fund why Todd's vote may differ from the Fund's request. Todd will consider a Fund's request but will vote only for what it believes will best advance the long-term interests of the Fund.


BJURMAN, BARRY & ASSOCIATES. Bjurman, Barry & Associates ("Bjurman") seeks to avoid material conflicts of interests by using an Independent Third Party ("ITP") service provider to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. Effective February 1, 2007, BB&A elected Glass, Lewis to serve as the ITP for providing proxy voting services. The voting process involves an assessment performed by the ITP service provider in accordance with the Voting Guidelines. BB&A reviews all proxies and the recommendations of the ITP service provider in formulating its vote, but the ultimate voting decision belongs to Bjurman. In the event that Bjurman votes against the ITP recommendations, documentation must be prepared to describe the basis for the decisions and to substantiate that Bjurman clients' interests were not subrogated to is own. The Voting Guidelines address issues involving board of directors, proxy contest defenses, election of auditors, tender offer defenses, miscellaneous governance provisions, capital structure, executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues. The following are examples of Voting Guidelines on specific matters:

      o Votes on corporate governance generally provide that the ITP will recommend a vote for proposals to allow shareholders holding at least 15% of a company's outstanding voting power to call a special meeting of the shareholders; permit shareholders to act by written consent; and require a majority vote for the election of directors unless such a requirement would clearly disadvantage the company of put shareholders at risk.

The ITP will generally recommend a vote against shareholder rights plans ("poison pills"); advance notice requirements for shareholder ballot proposals; and supermajority voting requirements. On matters of capital structure, the ITP will generally recommend a vote for authorizing additional shares to be used for financing acquisitions and operations of the company if the company's historical capital structure and use of stock for such purposes are in line with the proposal, and a vote against proposals for additional authorized shares to bolster the efficacy of takeover defenses such as a poison pill.

      o On matters relating to management compensation, the ITP will generally recommend a vote for stock incentive plans that are performance-based equity compensation plans, and a vote against proposals to allow for repricing of management stock options, except where the stock price has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and repricing is necessary to motivate and retain employees.

      o The ITP will recommend a vote relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general Voting Guidelines based upon the ITP's analysis of the proposed transaction. The ITP will recommend withholding votes for some of the inside or affiliated directors, where the company's board is composed of less than two-thirds of members who are independent.

LONGWOOD INVESTMENT ADVISORS, INC. Longwood's proxy voting policy and procedures are designed to ensure that Longwood votes proxies in the best interest of the Fund and to prevent and detect fraudulent, deceptive or manipulative acts by Longwood and its advisory affiliates. Longwood's policy is to vote proxies in the interest of maximizing shareholder value. To that end, Longwood will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Longwood has contracted with Institutional Shareholder Services ("ISS") to assist it in the proxy voting process. Accordingly, ISS shall be a source of proxy voting research and also maintain the documentation to substantiate the manner in which Longwood votes proxies. In general, Longwood will support management if management's position appears reasonable, is not detrimental to the long-term equity ownership of the corporation and reflects consideration of the impact of societal values and attitudes on the long-term viability of the corporation. The position of management on any resolution will typically not be supported if it:


      o     Would enrich management excessively.

      o Would entrench incumbent officers or members of the board of directors.

      o Would not reflect consideration of short and long-term costs and gains, including effects on the basic human rights of its employees and goodwill both in the U.S. and foreign countries in which the company operates.

      o     Would result in unreasonable costs.

      o     Would disadvantage the corporation relative to other corporations.

      o Would oppose a proposal to have the shareholders approve the selection of an independent auditor.

      o Would not support equal and fair employment practices for all employees.


If Longwood detects a conflict of interest with respect to voting of the Fund's proxies, such conflict will be addressed by ISS, or another independent third party, to vote proxies that involve such conflict. Any vote cast by ISS is binding and may not be overridden by Longwood.


NAVELLIER & ASSOCIATES, INC. Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage ISS to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

JS ASSET MANAGEMENT, LLC. JSAM forwards all proxies to ISS and reviews the analysis of the proxy issues provided by ISS. JSAM then communicates its voting position to ISS and ISS executes the vote. JSAM votes proxies in a way that is consistent and facilitates voting solely in the interests of the Fund and for the exclusive purpose of providing economic benefits to the Fund. In general, JSAM votes "FOR" those proposals that more closely link the fortunes of employees and management to the performance of the corporation's stock and/or aid in accountability to shareholders. Proxy proposals that serve to entrench management or to reduce management's accountability to shareholders are typically voted "AGAINST."

FORT WASHINGTON INVESTMENT ADVISORS, INC. Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.


Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained ISS to assist it in the proxy voting process and will use ISS's proxy voting guidelines as a resource in its proxy voting.


Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

THE DISTRIBUTOR

Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Cincinnati, Ohio 45202, is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales charge that is not reallowed to the dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.


For the fiscal year ended March 31, 2007, the aggregate underwriting commissions on sales of the Trust's shares were $2,464,893 of which the Distributor paid $1,914,488 to unaffiliated broker-dealers in the selling network, earned $176,019 as a broker-dealer in the selling network and retained $374,004 in underwriting commissions.


For the fiscal year ended March 31, 2006, the aggregate underwriting commissions on sales of the Trust's shares were $3,520,315 of which the Distributor paid $2,723,888 to unaffiliated broker-dealers in the selling network, earned $284,723 as a broker-dealer in the selling network and retained $516,664 in underwriting commissions.

For the fiscal year ended March 31, 2005, the aggregate underwriting commissions on sales of the Trust's shares were $2,947,552 of which the Distributor paid $2,275,014 to unaffiliated broker-dealers in the selling network, earned $267,114 as a broker-dealer in the selling network and retained $405,423 in underwriting commissions.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge.


For the fiscal year ended March 31, 2007, the Distributor collected $10,423, $3,827, $157,796, $1,505, $11,558, $160,553 and $39,234 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Micro Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund, respectively.


For the fiscal year ended March 31, 2006, the Distributor collected $193,948, $3,659, $7,916, $79,558 and $9,494 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Mid Cap Growth Fund, the Large Cap Core Equity Fund, the Small Cap Growth Fund, the Large Cap Growth Fund and the Micro Cap Growth Fund, respectively.

For the fiscal year ended March 31, 2005, the Distributor collected $192,384, $16,041, $10,187, $28,097, $14,841 and $4,008 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Mid Cap Growth Fund, the Growth Opportunities Fund, the Large Cap Core Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the Micro Cap Growth Fund, respectively.


Ms. McGruder may be deemed to be an affiliate of the Distributor because she is the President of the Distributor and an officer of affiliates of the Distributor. Mr. Barrett may be deemed to be an affiliate of the Distributor because he is President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Distributor, and an officer of other affiliates of the Distributor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.


The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal period ended March 31, 2007, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund, the Large Cap Value Fund and the Diversified Small Cap Growth Fund under the Class A Plan were $135,061, $1,627,063, $1,989,677, $172,667, $96,624, $130,015, $50,584 and $7,742, respectively.
Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS B SHARES. Each Fund (except the Large Cap Core Equity Fund, Micro Cap Growth Fund, Diversified Small Cap Growth Fund and Large Cap Value Fund) has also adopted a plan of distribution (the "Class B Plan") with respect to its Class B shares. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. A Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal year ended March 31, 2007, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund and the Small Cap Growth Fund under the Class B Plan were $26,783, $750,916, $270,106, $6,116 and
$71,011, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.


CLASS C SHARES. The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to their Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.


For the fiscal period ended March 31, 2007, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund, the Large Cap Core Equity Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund and the Large Cap Value Fund under the Class C Plan were $165,569, $3,286,805, $1,983,256, $31,603, $142,779, $296,934 and
$69,678, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

GENERAL INFORMATION. Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Set forth below are the brokerage commissions paid by the Funds during their three most recent fiscal years (or periods):


NAME OF FUND                           FISCAL PERIOD    COMMISSION AMOUNT
---------------------------------   -----------------   -----------------
Growth Opportunities Fund           4-1-06 - 3-31-07        $  315,965
Growth Opportunities Fund           4-1-05 - 3-31-06        $  196,719
Growth Opportunities Fund           4-1-04 - 3-31-05        $  211,648
Large Cap Core Equity Fund          4-1-06 - 3-31-07        $   63,017
Large Cap Core Equity Fund          4-1-05 - 3-31-06        $    7,805
Large Cap Core Equity Fund          4-1-04 - 3-31-05        $      772
Mid Cap Growth Fund                 4-1-06 - 3-31-07        $1,668,351
Mid Cap Growth Fund                 4-1-05 - 3-31-06        $1,925,105
Mid Cap Growth Fund                 4-1-04 - 3-31-05        $2,344,174
Small Cap Growth Fund               4-1-06 - 3-31-07        $2,356,407
Small Cap Growth Fund               4-1-05 - 3-31-06        $2,162,721
Small Cap Growth Fund               4-1-04 - 3-31-05        $  955,074
Large Cap Growth Fund               4-1-06 - 3-31-07        $1,391,344
Large Cap Growth Fund               4-1-05 - 3-31-06        $1,130,573
Large Cap Growth Fund               4-1-04 - 3-31-05        $  486,588
Micro Cap Growth Fund               4-1-06 - 3-31-07        $  447,141
Micro Cap Growth Fund               4-1-05 - 3-31-06        $  401,769
Micro Cap Growth Fund               6-22-04 - 3-31-05       $  232,462
Large Cap Value Fund                4-1-06 - 3-31-07        $  132,470
Large Cap Value Fund                3-6-06 - 3-31-06        $   26,668
Diversified Small Cap Growth Fund   9-6-06 - 3-31-07        $   35,918

The Large Cap Value Fund's brokerage commissions increased significantly from the previous year due to the Fund having a full year of operations from March 31, 2006 through March 31, 2007.

The Growth Opportunities Fund's brokerage commissions increased significantly from the previous year because of the rebalancing of the portfolio due to the change in Sub-Advisors that occurred in July of 2006.


Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal year ended March 31, 2007, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:


                                    BROKERAGE TRANSACTIONS   BROKERAGE COMMISSIONS
                                     DIRECTED TO RESEARCH        FROM RESEARCH
                                    ----------------------   ---------------------
Growth Opportunities Fund                 $ 67,612,100             $ 86,320
Mid Cap Growth Fund                       $104,435,811             $127,109
Small Cap Growth Fund                     $275,577,286             $234,154
Large Cap Growth Fund                     $153,201,979             $161,486
Micro Cap Growth Fund                     $  3,676,336             $ 11,703
Large Cap Value Fund                      $ 16,537,365             $ 31,763
Large Cap Core Equity Fund                $ 17,367,318             $ 21,816
Diversified Small Cap Growth Fund         $    636,301             $  1,263

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund. The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Lynch Jones & Ryan, Inc. The Funds may also participate in a custody offset program offered by Brown Brothers Harriman & Co. ("BBH"), the Trust's custodian, that provides a custody offset credit and a low commission rate for agency trades placed through BBH's brokerage firm that do not include research services. Under the BBH custody offset program, any payments or benefits accrued by or credited to a particular Fund are applied against the Fund's gross expenses. Accordingly, in the event that the Advisor waives or limits its fees or assumes other expenses of a Fund in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Fund under the custody offset program may reduce the expense reimbursements owed by the Advisor to the Fund.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal year ended March 31, 2007, the Funds acquired common stock of the Trust's regular broker-dealers as follows:


                                                            NUMBER OF SHARES   MARKET VALUE
FUND                         BROKER-DEALER                     ON 3-31-07       ON 3-31-07
--------------------------   ----------------------------   ----------------   ------------
Large Cap Core Equity Fund   Citigroup Global Markets             60,549       $ 3,108,586
Large Cap Value Fund         J.P. Morgan Securities, Inc.         24,400       $ 1,180,472
                             Citigroup Global Markets             24,300       $ 1,247,562
Mid Cap Growth Fund          E*Trade                             990,400       $21,016,288
Small Cap Growth Fund        Thomas Weisel Partners               55,500       $ 1,056,561


CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisors and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.


The higher portfolio turnover for the Growth Opportunities Fund during the fiscal year ended March 31, 2007 is due to the change in Sub-Advisor for the Fund in July 2006.

The higher portfolio turnover for the Small Cap Growth Fund during the fiscal year ended March 31, 2007 is due to a change in the asset allocation strategy and portfolio strategies at Wachovia which forced a significant drawdown of the asset levels of the Touchstone Small Cap Growth Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, within sixty days after quarter end, and to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

The share price or net asset value ("NAV") and the public offering price (NAV plus applicable sales load) of shares of the Funds are normally determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. eastern time), each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days when there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. If a Fund holds foreign securities, they may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of a Fund holding foreign securities may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and public offering price, see "Pricing of Fund Shares" in the Prospectuses.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. If a Fund holds foreign securities, it may invest in foreign securities traded on markets that close prior to the time the Fund determines its NAV. The Funds may use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A SHARE CLASS

Each Fund offers the following classes of shares.

                                    CLASS A   CLASS B   CLASS C   CLASS Y*
---------------------------------   -------   -------   -------   --------
Diversified Small Cap Growth Fund      X                   X          X
Growth Opportunities Fund              X         X         X
Large  Cap Core Equity Fund            X                   X
Large Cap Growth Fund                  X         X         X          X
Large Cap Value Fund                   X                   X
Micro Cap Growth Fund                  X                   X          X
Mid Cap Growth Fund                    X         X         X
Small Cap Growth Fund                  X         X         X          X

*     Prior to November 20, 2006, Class Y shares were named "Class I" shares.


Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expense amounts and shareholder features. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances.

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case. If your initial investment in the Small Cap Growth Fund, Micro Cap Growth Fund, Diversified Small Cap Growth Fund or Large Cap Growth Fund is $250,000 or more, you may find Class Y shares attractive since Class Y shares are sold without a sales charge or 12b-1 distribution fee. However, if you purchased your Class Y shares through an asset allocation program offered by your financial advisor, you must pay your financial advisor an annual fee and meet the financial advisor's minimum investment requirements in order to participate in the asset allocation program offered by your financial advisor.


When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes these value-added services can benefit you through market cycles.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

THE CHART BELOW SHOW SALES CHARGES, 12B-1 FEES AND CONVERSION FEATURES FOR EACH
CLASS:

CLASS   SALES CHARGE
 FEE    CONVERSION  FEATURE                                12B-1
-----   -----------------------------------------          ----------------------------
A       Maximum 5.75% initial sales charge          0.25%  None
        reduced for purchases of $50,000 and
        over; purchases of $1 million or more
        sold without an initial sales charge may
        be subject to a 1.00% CDSC if redeemed
        during 1st year and a commission was paid
        to an unaffiliated dealer

B       Maximum 5.00% CDSC during 1st year          1.00%  Class B Shares automatically
        that decreases incrementally and is                convert to Class A shares
        0 after 6 years                                    after approximately 8 years

C       1.00% CDSC during 1st year                  1.00%  None

Y       None                                        None   None

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases, reduced or waived initial sales charges for the purchase of Class A shares may be available, as described below. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares

                                        Sales           Sales            Dealer
                                      Charge as      Charge as %      Reallowance
                                    % of Offering   of Net Amount     as % of Net
                                        Price          Invested     Amount Invested
                                    -------------   -------------   ---------------
Less than $50,000                       5.75%           6.10%            5.00%
$50,000 but less than $100,000          4.50%           4.71%            3.75%
$100,000 but less than $250,000         3.50%           3.63%            2.75%
$250,000 but less than $500,000         2.95%           3.04%            2.25%
$500,000 but less than $1,000,000       2.25%           2.30%            1.75%
$1,000,000 or more                      None            None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                   Dealer Fee
------------------------------------   ----------
$1 million but less than $3 million       1.00%
$3 million but less than $5 million       0.75%
$5 million but less than $25 million      0.50%
$25 million or more                       0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS B SHARES. Class B shares are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE PURCHASE PAYMENT MADE   CDSC AS A % OF AMOUNT SUBJECT TO CHARGE
--------------------------------   ---------------------------------------
First                                               5.00%
Second                                              4.00%
Third                                               3.00%
Fourth                                              2.00%
Fifth                                               1.00%
Sixth                                               1.00%
Seventh and thereafter*                             None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. The Distributor intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Class Y shares may also be purchased directly through the Distributor.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.


o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9)) of the Internal Revenue Code, in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.


o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

OTHER PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Class Y shares of the Funds. Accounts that opened prior to November 20, 2006 are not subject to the minimum initial investment increases that became effective November 20, 2006.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and


3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.), who provide services for Touchstone Investments.


Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF LARGE CAP GROWTH FUND CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Effective October 6, 2003, sales charges do not apply to Class A shares of the Large Cap Growth Fund purchased by former shareholders of the Navellier Performance Large Cap Growth Portfolio who are purchasing additional shares for their account or opening new accounts in the Large Cap Growth Fund.


WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Touchstone Fund Group Trust (formerly Constellation Funds) as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to the Advisor.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The Trust intends to qualify annually and to elect that each Fund be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2007, the following Funds had capital loss carryforwards for federal income tax purposes.


                               AMOUNT     EXPIRATION DATE
                            -----------   ---------------
Growth Opportunities Fund   $ 6,800,899    March 31, 2010
                            $21,975,058    March 31, 2011
                            $17,098,132    March 31, 2012
                            $ 1,974,416    March 31, 2013

Large Cap Growth Fund*      $12,837,110    March 31, 2009
                            $ 2,396,670    March 31, 2010
                            $ 7,655,647    March 31, 2011
                            $ 3,322,314    March 31, 2012
                            $ 1,798,659    March 31, 2013
                            $77,025,030    March 31, 2015

Micro Cap Growth Fund       $ 1,123,992    March 31, 2013
                            $ 1,673,731    March 31, 2014
                            $ 3,916,213    March 31, 2015

Small Cap Growth Fund       $ 1,422,586    March 31, 2013
                            $19,584,402    March 31, 2015


* A portion of these capital loss carryforwards may be limited under tax regulations.

Each shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions that were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to U.S. shareholders, other than corporations, at the qualified dividend income rate of 15%, or 5% for lower income levels and may qualify for the corporate dividends-received deduction, to the extent derived from qualified dividend income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

TIMING OF INVESTMENT. At the time of a shareholder's purchase of a Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such shareholder even if the NAV of the shareholder's shares is, as a result of the distributions, reduced below the shareholder's cost for such shares and the distributions economically represent a return of a portion of the investment.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup-withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their tax advisors with respect to their particular tax consequences from an investment in a Fund.

OTHER TAXATION. Shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

PRINCIPAL SECURITY HOLDERS


As of July 5, 2007, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a class of a Fund.



FUND                                   SHAREHOLDER                                           % OF CLASS
------------------------------------   ---------------------------------------------------   ----------
Large Cap Growth Fund - Class A        Charles Schwab & Company, Inc.                          21.79%
                                       Cust SPL Custody Bnft
                                       101 Montgomery Street San Francisco, CA

Large Cap Growth Fund - Class A        Merrill Lynch, Pierce Fenner & Smith Incorporated**     27.86%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Large Cap Growth Fund - Class B        Merrill Lynch, Pierce Fenner & Smith Incorporated**     37.60%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Large Cap Growth Fund - Class C        Merrill Lynch, Pierce Fenner & Smith Incorporated**     47.36%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Large Cap Growth Fund - Class Y        Dingle Company                                           5.06%
                                       P.O. Box 75000
                                       Detroit, MI

Large Cap Growth Fund - Class Y        Fidelity Investments Institutional                      11.39%
                                       100 Magellan Way
                                       Covington, KY

Large Cap Growth Fund - Class Y        SEI Private Trust Company**                             25.53%
                                       C/O Suntrust Bank
                                       One Freedom Valley Drive Oaks, PA

Large Cap Growth Fund - Class Y        US Bank                                                 23.52%
                                       FBO Newport Net
                                       P.O. Box 1787 Milwaukee, WI

Growth Opportunities Fund - Class A    Fifth Third Bank - Trustee                              15.45%
                                       FBO Various Fascorp Record Kept Plans
                                       8515 E. Orchard Centennial, CO

Growth  Opportunities Fund-Class C     Merrill Lynch, Pierce Fenner & Smith Incorporated        7.41%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Mid Cap Growth Fund-Class A            Merrill Lynch, Pierce Fenner & Smith Incorporated        9.86%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Mid Cap Growth Fund-Class A            Charles Schwab & Company, Inc.                           6.68%
                                       Mutual Funds - Special Custody
                                       101 Montgomery Street San Francisco, CA

Mid Cap Growth Fund-Class B            Merrill Lynch, Pierce Fenner & Smith Incorporated       15.94%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Mid Cap Growth Fund-Class C            Merrill Lynch, Pierce Fenner & Smith Incorporated**     31.27%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Large Cap Core Equity Fund-Class A     Fifth Third Bank  - Trustee                             16.06%
                                       FBO Various Fascorp Record Kept Plans
                                       8515 E. Orchard 2T2 Centennial, CO

Large Cap Core Equity Fund-Class A     The Western & Southern Life Insurance Co.*,**           37.09%
                                       400 Broadway Cincinnati, OH

Large Cap Core Equity Fund-Class A     The Western & Southern Financial Group*,**              25.89%
                                       400 Broadway Cincinnati, OH

Large Cap Core Equity Fund - Class C   Merrill Lynch, Pierce Fenner & Smith Incorporated       17.85%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Large Cap Core Equity Fund - Class C   The Western & Southern Life Insurance Co.*               9.07%
                                       400 Broadway  Cincinnati, OH

Large Cap Core Equity Fund - Class C   The Western & Southern Financial Group*                  6.39%
                                       400 Broadway  Cincinnati, OH

Small Cap Growth Fund-Class A          Fifth Third Bank - Trustee                              18.44%
                                       FBO Various Fascorp Record Kept Plans
                                       8515 E. Orchard Centennial, CO

Small Cap Growth Fund-Class A          Merrill Lynch, Pierce Fenner & Smith Incorporated        5.27%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Small Cap Growth Fund-Class B          Merrill Lynch, Pierce Fenner & Smith Incorporated        5.83%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Small Cap Growth Fund-Class C          Merrill Lynch, Pierce Fenner & Smith Incorporated       23.26%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Small Cap Growth Fund-Class Y          Prudential Investment Management Service**              91.91%
                                       FBO Mutual Fund Clients
                                       100 Mulberry Street Newark, NJ

Micro Cap Growth Fund-Class A          Western & Southern Life Insurance Co.*                  15.21%
                                       400 Broadway Cincinnati, OH

Micro Cap Growth Fund-Class A          Merrill Lynch, Pierce Fenner & Smith Incorporated       18.98%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Micro Cap Growth Fund-Class C          Merrill Lynch, Pierce Fenner & Smith Incorporated**     35.30%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Micro Cap Growth Fund-Class Y          LPL Financial Services FBO An                           17.67%
                                       Account*
                                       9785 Towne Centre Drive San Diego, CA

Micro Cap Growth Fund-Class Y          LPL Financial Services  FBO An                           6.31%
                                       Account*
                                       9785 Towne Centre Drive San Diego, CA

Micro Cap Growth Fund-Class Y          LPL Financial Services  FBO An                           9.02%
                                       Account*
                                       9785 Towne Centre Drive San Diego, CA

Micro Cap Growth Fund-Class Y          RBC Dain Rauscher Custodian for Luther S. Hawley         5.71%

Micro Cap Growth Fund-Class Y          RBC Dain Rauscher FBO Thomas Richmond                    6.22%

Large Cap Value Fund-Class A           Merrill Lynch, Pierce Fenner & Smith Incorporated        9.72%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Large Cap Value Fund-Class A           Western & Southern Life Insurance Co.*,**               35.78%
                                       400 Broadway Cincinnati, OH

Large Cap Value Fund -Class C          Merrill Lynch, Pierce Fenner & Smith Incorporated       15.64%
                                       For the Sole Benefit of its Customers
                                       4800 Deer Lake Drive East Jacksonville, FL

Diversified Small Cap Growth Fund      Western & Southern Financial Group*,**                  95.58%
-Class A                               400 Broadway Cincinnati, OH

Diversified Small Cap Growth Fund      Western & Southern Financial Group*,**                  95.03%
-Class Y                               400 Broadway Cincinnati, OH


*     Indicates that shares are held beneficially.


** May be deemed to control a class because it owned beneficially more than 25% of the outstanding shares as of July 5, 2007.

As of July 5, 2007, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).


CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, MA 02109, serves as the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The firm of Ernst & Young has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2008. The independent accountants will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT


TRANSFER AGENT. The Trust's transfer agent, JPMorgan, is located at 303 Broadway, Cincinnati, Ohio 45202. JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses.


The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.


SUB-ADMINISTRATIVE AGENT. Effective January 1, 2007, the Advisor began providing administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to JPMorgan. The sub-administrative services sub-contracted to JPMorgan include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees. The Advisor pays JPMorgan a sub-administrative fee out of its administration fee. Prior to January 1, 2007, the Funds paid JPMorgan an accounting service fee based on the asset size of the Fund, plus out-of-pocket expenses and the costs of outside pricing services. Set forth below are the accounting service fees paid by the Funds to JPMorgan during the stated fiscal periods:


ACCOUNTING SERVICE FEES


                                    3-31-06 -   3-31-05 -   3-31-04 -
                                     12-31-06    3-31-06     3-31-05
                                    ---------   ---------   ---------
Mid Cap Growth Fund                  $51,750     $69,000     $69,000
Large Cap Core Equity Fund           $29,125     $39,000     $39,000
Growth Opportunities Fund            $34,750     $51,000     $51,000
Small Cap Growth Fund                $48,375     $66,550     $54,300
Micro Cap Growth Fund                $33,750     $43,976     $28,126
Large Cap Value Fund                 $23,625     $ 2,621          --
Large Cap Growth Fund                $57,375     $76,500     $56,450



                                    09-06-06
                                    03-31-07
                                    --------
Diversified Small Cap Growth Fund    $10,347

Prior to January 1, 2007, JPMorgan provided administrative services to the Funds and the Funds paid JPMorgan an administrative service fee based on the asset size of the Funds. Set forth below are the administrative service fees as well as the sub-administrative service fees paid by the Funds to JPMorgan during the stated fiscal periods:


ADMINISTRATIVE SERVICE FEES


                                     3-31-06   3-31-05 -   3-31-04 -
                                     3-31-07    3-31-06     3-31-05
                                    --------   ---------   ---------
Mid Cap Growth Fund                 $863,192    $384,261    $351,145
Large Cap Core Equity Fund          $ 59,032    $ 11,000    $  6,647
Growth Opportunities Fund           $ 60,688    $ 61,496    $ 65,986
Small Cap Growth Fund               $123,324    $128,546    $ 54,471
Micro Cap Growth Fund               $ 72,334    $ 36,599    $ 28,126
Large Cap Value Fund                $ 29,471    $    424          --
Large Cap Growth Fund               $829,815    $296,223    $ 90,716



                                    09-06-06
                                    03-31-07
                                    --------
Diversified Small Cap Growth Fund   $  7,483



COMPLIANCE SERVICE FEES. JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance fees and expenses paid by the Funds during the stated periods:


                                     3-31-06   3-31-05   10-05-04-
                                     3-31-07   3-31-06    3-31-05
                                    --------   -------   ---------
Mid Cap Growth Fund                 $  4,714   $ 3,601     $8,391
Large Cap Core Equity Fund          $  1,514   $    24     $  162
Large Cap Growth Fund               $  5,093   $ 1,975     $1,346
Growth Opportunities Fund           $    657   $   553     $1,107
Small Cap Growth Fund               $  1,248   $   628     $1,288
Micro Cap Growth Fund               $    736   $   219     $  183
Large Cap Value Fund                $    700   $    10     $   --

                                    09-06-06
                                    03-31-07
                                    --------
Diversified Small Cap Growth Fund   $    600

FINANCIAL STATEMENTS


The Funds' annual financial statements as of March 31, 2007 appear in the Trust's Annual Report, which is incorporated by reference herein. The Trust's annual financial statements were audited by Ernst & Young. The Funds' semiannual financial statements as of September 30, 2006 appear in the Trust's Semiannual Report, which is incorporated by reference into this SAI. The Trust's semiannual financial statements are unaudited.

APPENDIX

                        BOND AND COMMERCIAL PAPER RATINGS

      Set forth below are descriptions of the ratings of Moody's, S&P and Fitch, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              MOODY 'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

       While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               S&P'S BOND RATINGS

AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly CCC, speculative with respect to capacity to pay interest and repay principal in accordance CC, C with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

            Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR     Not rated.

                                 FITCH RATINGS:

      AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

      AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

      A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

      BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

      BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

      B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

      CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

      DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

UNRATED. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:

      1. An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3. There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                         S&P'S COMMERCIAL PAPER RATINGS

A. S& P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

      A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3 Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B Issues rated "B" are regarded as having only speculative capacity for timely payment.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MOODY'S CORPORATE NOTE RATINGS

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

                          S&P'S CORPORATE NOTE RATINGS

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2  "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

SP-3  "Debt rated SP-3 has speculative capacity to pay principal and interest."

PART C. OTHER INFORMATION

ITEM  23. EXHIBITS:

(a)(1) Restated Agreement and Declaration of Trust and Amendment No. 1 dated May 24, 1994, Amendment No. 2 dated February 28, 1997 and Amendment No. 3 dated August 11, 1997, are herein incorporated by reference to Exhibit
        (b)(1) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on July 31, 1998.

(a)(2) Amendment No. 4 to Restated Agreement and Declaration of Trust dated February 12, 1998 and Amendments to Restated Agreement and Declaration of Trust dated March 16, 2000 and April 6, 2000 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on August 1, 2000.

(a)(3) Amendments to Restated Agreement and Declaration of Trust dated September 21, 2000 and March 27, 2001 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(a)(4) Amendment to Restated Agreement and Declaration of Trust dated August 28, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 6, 2002.

(a)(5) Amendment to Restated Agreement and Declaration of Trust dated November 7, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(a)(6) Amendment to Restated Agreement and Declaration of Trust dated April 14, 2004 is herein incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

(a)(7) Amendment to Restated Agreement and Declaration of Trust dated January 3, 2006 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2006.

(b) By-Laws and Amendments to By-Laws dated July 17, 1984 and April 5, 1989 are herein incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 31, 1998.

(c) Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on November 20, 2006.


(d)(1)  Advisory Agreement with Touchstone Advisors, Inc. is filed herewith.


(d)(2) Sub-Advisory Agreement between Touchstone Advisors, Inc. and TCW Investment Management Company dated May 1, 2001 with respect to the Mid Cap Growth Fund (formerly the Emerging Growth Fund) is herein incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management, Inc. with respect to the Mid Cap Growth Fund (formerly the Emerging Growth Fund) ) is herein incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 2, 2005.

(d)(4) Form of Subadvisory Agreement between Touchstone Advisors, Inc. and Navellier & Associates, Inc. for the Large Cap Growth Fund is herein incorporated by reference to Exhibit (3) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

(d)(5) Amendment to Sub-Advisory Agreement with Navellier & Associates, Inc. is herein incorporated by reference to Exhibit (d)(vi)(b) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 2, 2005.

(d)(6) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Todd Investment Advisors, Inc. for the Large Cap Core Equity Fund is herein incorporated by reference to Exhibit (d)(vii) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.


(d)(7) Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Todd Investment Advisors, Inc. with respect to the Large Cap Core Equity Fund is filed herewith.


(d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bjurman, Barry & Associates with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 6, 2002.

(d)(9) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bjurman, Barry & Associates with respect to the Small Cap Growth Fund is filed herewith.


(d)(10) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longwood Investment Advisors, Inc. with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(x) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 6, 2002.


(d)(11) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longwood Investment Advisors, Inc. with respect to the Small Cap Growth Fund is filed herewith.


(d)(12) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bjurman, Barry & Associates for the Micro Cap Growth Fund is herein incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

(d)(13) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and JS Asset Management LLC is herein incorporated by reference to Exhibit
        (d)(xi) of Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2006.

(d)(14) Sub-Advisory Agreement between Touchstone Advisor, Inc. and Westfield Capital Management Company, Inc. with respect to the Growth Opportunity Fund is herein incorporated by reference to Exhibit (d)(xi) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 15, 2006.


(d)(15) Sub-Advisory Agreement between Touchstone Advisor, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Diversified Small Cap Growth Fund is filed herewith.

(d)(16) Addendum to Sub-Advisory Agreement between Touchstone Advisor, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Diversified Small Cap Growth Fund is filed herewith


(e)(1) Distribution Agreement with Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(e)(2) Form of Underwriter's Dealer Agreement is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 10, 2004.

(f) Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (b)(7) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2001.

(g)(1) Custodian Agreement with Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(i) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(g)(2) Form of Securities Lending Agreement is herein incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(g)(3) Custody Fee Offset Agreement with Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2005.

(h)(1) Form of Accounting Services Agreement dated December 31, 2002 with Integrated Fund Services, Inc. is herein incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(h)(2) Form of Transfer Agency Agreement dated December 31, 2002 with Integrated Fund Services, Inc. is herein incorporated by reference to Exhibit (h)(ii) of Post- Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(h)(3)  Recordkeeping Agreement is herein incorporated by reference to Exhibit
        (h)(vii) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 5, 2005.

(h)(4) Integrated Fund Services Anti-Money Laundering Compliance Program Service Agreement Addendum is herein incorporated by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 5, 2005.

(h)(5) Addendum to Transfer Agency Agreements is herein incorporated by reference to Exhibit (h)(i)(d) of Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2006.


(h)(6)  Transfer Agency Agreement dated January 1, 2007 is filed herewith.


(h)(7) Administration Agreement dated December 31, 2002 with Integrated Fund Services, Inc. is herein incorporated by reference to Exhibit (h)(iii) of Post- Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.


(h)(8)  Administration Agreement dated January 1, 2007 is filed herewith.

(h)(9)  Sub-Administration Agreement dated January 1, 2007 is filed herewith.

(h)(10) Allocation Agreement for Allocation of Fidelity Bond Proceeds is filed herewith.

(h)(11) Amended Expense Limitation Agreement with Touchstone Advisors, Inc. is filed herewith.

(h)(12) Amended i-Compliance Services Agreement with Integrated Fund Services, Inc. is filed herewith.


(i)     Opinion and Consent of Counsel is filed herewith.


(j)     Auditor's Consent is filed herewith.


(k)     Not Applicable.

(l) Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)(1) Registrant's Plans of Distribution Pursuant to Rule 12b-1 for Class A Shares and Class C Shares are herein incorporated by reference to Exhibit (m)(1) of Post- Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2000.

(m)(2) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for Class B Shares is herein incorporated by reference to Exhibit (m)(ii) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(n) Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System is herein incorporated by reference to Exhibit (n) of Post- Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 10, 2004.


(o)     Not Applicable.

(p)(1) Code of Ethics for Touchstone Advisors, Inc., Touchstone Strategic Trust and Touchstone Securities, Inc. is filed herewith.

(p)(2) Code of Ethics for Fort Washington Investment Advisors, Inc. is filed herewith.


(p)(3) Code of Ethics for Westfield Capital Management Company LLC is herein incorporated by reference to Exhibit (o)(v) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on December 16, 2005.


(p)(4)  Code of Ethics for Todd Investment Advisors, Inc. is filed herewith.

(p)(5)  Code of Ethics for The TCW Group, Inc. is filed herewith.


(p)(6) Code of Ethics for Bjurman, Barry & Associates is herein incorporated by reference to Exhibit (o)(ix) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 2, 2005.

(p)(7) Code of Ethics for Longwood Investment Advisors, Inc. is herein incorporated by reference to Exhibit (o)(x) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on December 16, 2005.

(p)(8) Code of Ethics for Navellier & Associates is herein incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

(p)(9) Code of Ethics for JS Asset Management LLC is herein incorporated by reference to Exhibit (p)(ix) of Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2006.

(q) Powers of Attorney for Jill T. McGruder, John F. Barrett, Richard L. Brenan, Philip R. Cox, H. Jerome Lerner, Donald C. Siekmann, Robert E. Stautberg and John P. Zanotti are herein incorporated by reference to Exhibit (p)(i) of Post- Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 1, 2006.

Item 24. Persons Controlled by or Under Common Control with the Registrant

      None

Item 25. INDEMNIFICATION

      (a) Article VI of the Registrant's Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

      Section 6.4 Indemnification of Trustees, Officers, etc.

      The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding "disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

      Section 6.5 Advances of Expenses.

      The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      Section 6.6 Indemnification Not Exclusive, etc.

      The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

      (b) The Registrant maintains a mutual fund and investment advisory professional and directors and officer's liability policy. The policy provides coverage to the Registrant, its trustees and officers and includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance that protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

      The Advisory Agreement and the Subadvisory Agreements provide that Touchstone Advisors, Inc. (or a Subadvisory) shall not be liable for any act or omission in the course of rendering services, absent willful misfeasance, bad faith or gross negligence or reckless disregard by Touchstone (or a Subadvisor) of its obligations under the Agreement.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS


      A. TOUCHSTONE ADVISORS, INC. (the "Adviser") is a registered investment adviser that provides investment advisory services to the Touchstone Fund Complex.

      The following list sets forth the business and other connections of the Directors and Executive Officers of the Adviser. Unless otherwise noted with an (*), the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202.

(1) Jill T. McGruder - CEO and Director Touchstone Advisors, Inc.

      (a) President and Chief Executive Officer-IFS Financial Services, Inc.

      (b) President and Chief Executive Officer-Integrity Life Insurance Co.

      (c) President and Chief Executive Officer, National Integrity Life Insurance Co.

      (d) Chief Executive Officer-Touchstone Fund Complex

      (e) Senior Vice President-Western & Southern Financial Group*

      (f) President-IFS Systems, Inc.

      (g) Senior Vice President-W&S Brokerage Services, Inc.*

      (h) Director - Western & Southern Financial Group*, Capital Analysts, Inc., IFS Financial Services, Inc., IFS Systems, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, LaRosa's, Inc.*

(2) James H. Grifo - President-Touchstone Advisors, Inc.

      (a) President-Touchstone Securities, Inc.

      (b) Vice President-Touchstone Fund Complex

(3) Brian E. Hirsch - Vice President & Chief Compliance Officer-Touchstone Advisors, Inc.

      (a) Senior Vice President-IFS Financial Services, Inc.

      (b) Vice President & Chief Compliance Officer-Touchstone Fund Complex

      (c) Chief Compliance Officer-MMA Praxis Funds, Inc.*

(4) Donald J. Wuebbling - Director & Chief Legal Officer-Touchstone Advisors,
Inc.

      (a) Director-AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC.*, Capital Analysts Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc*, Server Vault Corp.*, Todd Investment Advisors, Inc.*, Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*

      (b) Senior Vice President and General Counsel-Western & Southern Life Insurance Company

      (c) Senior Vice President -W&S Brokerage Services, Inc.*, Columbus Life Insurance Co.*

      (d) Secretary -Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., AM Concepts, Inc.*, Columbus Life Insurance Co.*

      (e) Assistant Secretary-Eagle Realty Investments, Inc*.

      (f) Vice President-AM Concepts, Inc.*

(5) Richard K. Taulbee-Vice President-Touchstone Advisors, Inc.

      (a) Vice President-Capital Analysts, Inc., Eagle Realty Group, LLC.*, Eagle Realty Investments*, IFS Financial Services, Inc., IFS Fund Distributors, Inc., IFS Systems, Inc., IIS Broadway Corporation*, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Life Insurance Company*, Touchstone Securities, Inc., WestAd, Inc.*, W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, Western & Southern Agency Service, Inc.*

      (b) Assistant Treasurer-AM Concepts, Inc.*, Columbus Life Insurance Company*, Fort Washington Capital Partners, LLC., Fort Washington Investment Advisors, Inc., Tri-State Ventures, LLC*.

(6) James J. Vance-Vice President & Treasurer-Touchstone Advisors, Inc.

      (a) Vice President & Treasurer-Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc*.

      (b) Treasurer-W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC., Insurance Profillment Solutions*, Tristate Ventures, LLC.*

      (c) Assistant Treasurer-IFS Fund Distributors, Inc.

(7) Terrie A. Wiedenheft - Senior Vice President and Chief Financial Officer-Touchstone Advisors, Inc.

      (a) Senior Vice President and Chief Financial Officer-Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, IFS Financial Services, IFS Fund Distributors, Inc., and Touchstone Securities, Inc.

      (b) Treasurer & Controller-Touchstone Fund Complex

(8) James N. Clark - Director-Touchstone Advisors, Inc.

      (a) Vice President, Director and Secretary-Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

      (b) Director and Secretary-WestAd, Inc.*

      (c) Director-Columbus Life Insurance Company*, Eagle Realty Group, LLC.*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., IFS Systems, Inc., Touchstone Securities, Inc., W&S Financial Group Distributirs, Inc.*, Capital Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*.

(9) William A. Dent-Senior Vice President - Product Management and Marketing-Touchstone Advisors, Inc.

      (a) Vice President-Touchstone Fund Complex

(10) Gregory A. Harris-Vice President-Touchstone Advisors, Inc.

      (a) Vice President Fund Administration-Touchstone Fund Complex

(11) Jeffrey K. Ringdahl-Vice President-Touchstone Advisors, Inc.

      (a) Vice President Product Management-Touchstone Fund Complex

(12) Rhonda S. Malone-Secretary-Touchstone Advisors, Inc.

      (a) Secretary-Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., IFS Fund Distributors, Inc.

      (b) Associate Counsel - Securities-Western & Southern Financial Group,
      Inc.*

      B. FORT WASHINGTON INVESTMENT ADVISORS, INC. ("Fort Washington") is a registered investment adviser that provides sub-advisory services to the Diversified Small Cap Growth Fund. Fort Washington serves as the Sub-Advisor to Touchstone Investment Trust, Touchstone Tax-Free Trust and certain series of Touchstone Variable Series Trust. Fort Washington also provides investment advice to institutional and individual clients. The address of Fort Washington is 303 Broadway, Cincinnati Ohio 45202


      The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.

(1) Maribeth S. Rahe, President and Director

      (a) Director of Todd Investment Advisors, Inc., 3160 National City Tower, Louisville, KY 40202, Capital Analysts Incorporated, Eagle Realty Group LLC and Eagle Realty Investments, Inc.

      (b) Senior Vice President of The Western and Southern Life Insurance
Company

      (c) President of Tristate Ventures, LLC*

(2) Nicholas P. Sargen, Chief Investment Officer and Director

      (a) Director of Todd Investment Advisors, Inc.

      (b) Senior Vice President & Chief Investment Officer of TheWestern and Southern Life Insurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company and National Integrity Life Insurance Company

      (c) Chief Investment Officer of Tristate Ventures, LLC*

(3) John F. Barrett, Chairman and Director

      (a) President, Director and Chief Executive Officer of The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company and Western & Southern Financial Group

      (b) Trustee of Touchstone Variable Series Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Strategic Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.

      (c) A Director and Chairman of Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company and Lafayette Life Insurance Company.

      (d) A Director of Eagle Realty Group LLC, Eagle Realty Investments, Inc. and Todd Investment Advisors, Inc.

      (e) Director, Chairman & CEO of WestAd, Inc.

(4) Brendan M. White, Managing Director & Senior Portfolio Manager

(5) James A. Markley, Managing Director, Senior Relationship Manager

(6) Roger M. Lanham - Managing Director & Senior Portfolio Manager

(7) John J. O'Connor, Investment and Equity Strategist

      (a) Vice President of Tristate Ventures LLC*

(8) Timothy J. Policinksi, Managing Director

(9) Michele Hawkins, Chief Compliance Officer & Vice President

      (a) Chief Compliance Officer, Todd Investment Advisors, Inc.

(10) Donald J. Wuebbling - Secretary & Director - See biography above

(11) Margaret C. Bell, Managing Director, Marketing and Business Development

(12) Robert L. Walker, Director

      (a) Director of Eagle Realty Group, LLC, Integrity Life Insurance Company, National Integrity Life Insurance Company, Eagle Realty Investments, Inc., Todd Investment Advisors, Inc, Insurance Profillment Solutions, LLC* and Lafayette Insurance Company.

      (b) Director, Senior Vice President and Chief Financial Officer of The Western and Southern Life Insurance Company and Columbus Life Insurance Company

(13) Richard Jandrain III - Vice President & Managing Director

      (a) Chief Equity Strategist of Banc One Investment Advisors Corporation until 2004

(14) Terrie A. Wiedenheft, Senior Vice President and Chief Financial Officer - See biography above

(15) James J. Vance, Vice President & Treasurer - See biography above.

(16) Stephen A. Baker, Managing Director of Private Equity

      (a) Director of SeverVault Corp.*

      (b) Vice President of Tristate Ventures, LLC*

(17) Christopher L. Baucom, Managing Director of Private Equity

      (a) Private Equity Investment Manager of Tristate Ventures, LLC*

(18) John P. Bessone, Vice President

(19) Gerald K. Butterworth, Vice President of Finance

      (a) Vice President of Finance of IFS Financial Services, Inc.

(20) Paul D. Cohn, Vice President of Private Equity

(21) Rance G. Duke, Vice President, Senior Portfolio Manager

(22) Thomas L. Finn, Vice President

(23) Mark A. Frietch, Vice President, Investment Operations,

(24) John J. Goetz, Vice President, Senior Portfolio Manager

(25) Daniel J. Kapusta, Vice President, Senior Portfolio Manager

(26) Howard R. Lodge, Vice President and Sr. Portfolio Manager

(27) Bihag N. Patel, Vice President & Sr. Portfolio Manager

(28) David K. Robinson, Vice President, Senior Portfolio Manager

(29) Nancy E. Schultz, Vice President and Controller

      (a) Vice President and Controller of IFS Financial Services, Inc.

(30) Charles A. Ulbricht, Vice President and Sr. Portfolio Manager

(31) Scott D. Weston, Vice President and Senior Portfolio Manager

(32) Stephen Ball, Vice President

(33) Marty Flesher, Vice President


      C. TCW INVESTMENT MANAGEMENT COMPANY ("TCW") is a registered investment adviser providing sub-advisory services to the Mid Cap Growth Fund. The address of TCW 865 South Figueroa Street, Los Angeles, California 90017. The following are the executive officers and directors of TCW:


(1) Robert D. Beyer - Director & Chairman

(2) Alvin R. Albe - Director, President & CEO

(3) Jeffrey E. Gundlach - Director & Chief Investment Officer

(4) William C. Sonneborn - Director & Vice Chairman

(5) Marc I. Stern - Director & Vice Chairman

(6) Thomas E. Larkin Jr. - Vice Chairman

(7) Michael E. Cahill - General Counsel & Secretary

(8) David S. Devito - Chief Financial Officer

(9) Hilary G. Lord - Chief Compliance Officer


      D. WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC ("WESTFIELD") is a registered adviser providing sub-advisory services to the Mid Cap Growth Fund and the Growth Opportunities Fund. The address of Westfield is One Financial Center, Boston, MA 02111. The following are executive officers and directors of
Westfield:

(1) Charles M. Hazard - Director

(2) Arthur J. Bauernfeind - Director, Chairman and Chief Executive Officer

(3) William A. Muggia - Director, President and Chief Investment Officer

(4) Timothy L. Vaill - Director

(5) Karen A. Digravio - Director, Chief Financial Officer, Chief Compliance Officer and Executive Vice President

      E. TODD INVESTMENT ADVISORS, INC. ("TODD") is a registered adviser providing sub-advisory services to the Large Cap Core Equity Fund. The address of Todd is 3160 National City Tower, Louisville, KY 40202. The following are executive officers and directors of Todd:

(1) Bosworth M. Todd - Chairman Emeritus, Director

(2) Robert P. Bordogna - Chairman, Director

(3) Maribeth S. Rahe - Director

(4) Curtiss M. Scott, Jr. - President, Director & Chief Executive Officer

(5) Gayle S. Dorsey - Partner, Private Client Services & Director

(6) Jennifer J. Doss, Partner, Secretary/Treasurer

(7) John J. White, Partner, Director of Research

(8) John F. Barrett - Director

(9) Nicholas P. Sargen- Director

(10) Michele Hawkins - Chief Compliance Officer

(11) William P. O'Connor - Director of Marketing

(12) Robert L. Walker, Director

(13) Donald J. Wuebbling, Director


(14) John C. Holden, Partner, Sr. Portfolio Manager

(15) J. Christian Feduchak, Sr. Vice President Business Development


      F. BJURMAN, BARRY & ASSOCIATES ("BJURMAN") is a registered adviser providing sub-advisory services to the Small Cap Growth Fund and the Micro Cap Growth Fund. The address of Bjurman is 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA. The following are officers and directors of Bjurman:

(1) G. Andrew Bjurman, President, Chief Executive Officer and Director

(2) O. Thomas Barry III, Senior Executive Vice President, Chief Investment Officer and Director

(3)   Kathy K. Pommet, Chief Compliance Officer


(4) Stephen W. Shipman, Director of Research and Executive Vice President.

(5) Patrick Bradford, Assistant Vice President


      G. LONGWOOD INVESTMENT ADVISORS, INC. ("LONGWOOD") is a registered advisor providing sub-advisory services to the Small Cap Growth Fund. The address of Longwood is One International Place, Suite 240, Boston, MA. The following are officers of Longwood:

(1) Robert A. Davidson, President

(2) Leonard M. Sorgini, Chief Financial Officer and Chief Compliance Officer

(3) Jennifer M. Pawloski - Director of Research

(4) Kathleen J. Jordan - Director of Marketing


      H. NAVELLIER & ASSOCIATES, Inc. ("Navellier") is a registered advisor providing sub-advisory services to the Large Cap Growth Fund. The address of Navellier is One East Liberty Street, Third Floor, Reno, Nevada. The following are officers of Navellier.


(1) Louis G. Navellier, Chief Executive Officer

(2) Arjen P. Kuyper, President & Chief Operating Officer

(3) Peter R. Knapp, Vice President & Chief Compliance Officer

(4) Keith M. Basso, Vice President

(5) James H. O'Leary, Vice President

(6) Paula M. Boyd, Vice President


      I. JS ASSET MANAGEMENT, LLC ("JSAM") is a registered advisor providing sub-advisory services to the Large Cap Value Fund. The address of JSAM is One Tower Bridge, 100 Front Street, West Conshohocken, Pennsylvania, 19428. The following are officers of JSAM.


(1) John K. Schneider, Chief Executive Officer/Chief Investment Officer

(2) Marvin H. Barge, Chief Compliance Officer

(3) William L. Norton, Analyst

(4) Jennifer L. Baker, Analyst

Item 27 Principal Underwriters

      (a) Touchstone Securities, Inc. also acts as underwriter for Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Constellation Funds and Constellation Institutional Portfolios.

      Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

      (b)


                             POSITION WITH            POSITION WITH
NAME                          UNDERWRITER               REGISTRANT
--------------------   ------------------------   ---------------------
James H. Grifo         President                  Vice President
Jill T. McGruder       Director                   Trustee/President
James N. Clark*        Director                   None
Donald J. Wuebbling*   Director                   None
Patricia J. Wilson     Chief Compliance Officer   None
Richard K. Taulbee*    Vice President             None
James J. Vance*        Treasurer                  None
Terrie A. Wiedenheft   Chief Financial Officer    Controller/ Treasurer
Rhonda Malone          Secretary                  None

      (c) None

Item 28. LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 29. MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B

      None.

Item 30. UNDERTAKINGS

      (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (b) Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

      (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant;

            or

      (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 67 to Registration Statement No. 002-80859 to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on the 1st day of August, 2007.


                                        TOUCHSTONE STRATEGIC TRUST


                                        By: /s/ Jill T. McGruder
                                            ------------------------------------
                                        Jill T. McGruder
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity on the dates indicated.




/s/ Jill T. McGruder
-------------------------------------
Jill T. McGruder                        Trustee & President       August 1, 2007


/s/ Terrie A. Wiedenheft
-------------------------------------
Terrie A. Wiedenheft                    Controller, Treasurer     August 1, 2007
                                        and Principal Financial
                                        Officer
*
-------------------------------------
John F. Barrett                         Trustee                   August 1, 2007


*
-------------------------------------
Richard L. Brenan                       Trustee                   August 1, 2007


*
-------------------------------------
Phillip R. Cox                          Trustee                   August 1, 2007

*
-------------------------------------
H. Jerome Lerner                        Trustee                   August 1, 2007


*
-------------------------------------
Donald C. Siekmann                      Trustee                   August 1, 2007


*
-------------------------------------
Robert E. Stautberg                     Trustee                   August 1, 2007


*
-------------------------------------
John P. Zanotti                         Trustee                   August 1, 2007


By: /s/ Jay S. Fitton
    ---------------------------------
    Jay S. Fitton
    *Attorney-in-Fact
    August 1, 2007

Exhibits

(d)(1)  Advisory Agreement with Touchstone Advisors, Inc.

(d)(7) Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Todd Investment Advisors, Inc. with respect to the Large Cap Core Equity Fund

(d)(9) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bjurman, Barry & Associates with respect to the Small Cap Growth Fund

(d)(11) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longwood Investment Advisors, Inc. with respect to the Small Cap Growth Fund

(d)(15) Sub-Advisory Agreement between Touchstone Advisor, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Diversified Small Cap Growth Fund

(d)(16) Addendum to Sub-Advisory Agreement between Touchstone Advisor, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Diversified Small Cap Growth Fund

(h)(6)  Transfer Agency Agreement dated January 1, 2007

(h)(8)  Administration Agreement dated January 1, 2007

(h)(9)  Sub-Administration Agreement dated January 1, 2007

(h)(10) Allocation Agreement for Allocation of Fidelity Bond Proceeds

(h)(11) Amended Expense Limitation Agreement with Touchstone Advisors, Inc.

(h)(12) Amended i-Compliance Services Agreement with Integrated Fund Services, Inc.

(i)     Opinion of Counsel

(j)     Auditor's Consent

(p)(1) Code of Ethics for Touchstone Advisors, Inc., Touchstone Strategic Trust and Touchstone Securities, Inc.

(p)(2)  Code of Ethics for Fort Washington Investment Advisors, Inc.

(p)(4)  Code of Ethics for Todd Investment Advisors, Inc.

(p)(5)  Code of Ethics for the TCW Group, Inc.



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